Annual Financial Information

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

TO THE BOARD OF DIRECTORS OF RIVERSOURCE LIFE INSURANCE CO. OF NEW YORK AND

POLICY OWNERS OF RIVERSOURCE OF NEW YORK ACCOUNT 8

Opinions on the Financial Statements

We have audited the accompanying statements of assets and liabilities of each of the divisions of RiverSource of New York Account 8, as indicated in Note 1, offered through RiverSource Succession Select® Variable Life Insurance sponsored by RiverSource Life Insurance Co. of New York, as of December 31, 2020, and the related statements of operations and of changes in net assets for each of the periods indicated in Note 1, including the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of each of the divisions of RiverSource of New York Account 8 as of December 31, 2020, and the results of each of their operations and the changes in each of their net assets for each of the periods indicated in Note 1, in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinions

These financial statements are the responsibility of the RiverSource Life Insurance Co. of New York management. Our responsibility is to express an opinion on the financial statements of each of the divisions of the RiverSource of New York Account 8 based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to each of the divisions of the RiverSource of New York Account 8 in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of investments owned as of December 31, 2020 by correspondence with the transfer agent and investee mutual funds. We believe that our audits provide a reasonable basis for our opinions.

/s/ PricewaterhouseCoopers LLP

Minneapolis, Minnesota

April 21, 2021

We have served as the auditor of one or more of the divisions of RiverSource of New York Account 8 since 2010.

RIVERSOURCE SUCCESSION SELECT VARIABLE LIFE INSURANCE NEW YORK – 2020 ANNUAL REPORT	1

Statement of Assets and Liabilities

December 31, 2020	AB VPS Dyn Asset Alloc, Cl B	AB VPS Gro & Inc, Cl B	AB VPS Intl Val, Cl B	AB VPS Lg Cap Gro, Cl B	ALPS Alerian Engy Infr, Class III
Assets
Investments, at fair value(1),(2)	$483	$2,330,607	$2,626,427	$2,021,964	$432,183
Dividends receivable	—	—	—	—	—
Accounts receivable from RiverSource Life of NY for contract purchase payments	—	—	58	—	—
Receivable for share redemptions	—	3,985	2,120	742	129
Total assets	483	2,334,592	2,628,605	2,022,706	432,312

Liabilities
Payable to RiverSource Life of NY for:
Mortality and expense risk fee	—	930	1,047	742	129
Contract terminations	—	3,055	1,073	—	—
Payable for investments purchased	—	—	58	—	—
Total liabilities	—	3,985	2,178	742	129
Net assets applicable to Variable Life contracts in accumulation period	—	2,330,607	2,626,427	2,021,964	432,094
Net assets applicable to seed money	483	—	—	—	89
Total net assets	$483	$2,330,607	$2,626,427	$2,021,964	$432,183
(1) Investment shares	35	81,977	183,154	28,275	66,184
(2) Investments, at cost	$426	$2,358,842	$2,585,617	$1,565,942	$522,874

December 31, 2020 (continued)	AC VP Intl, Cl II	AC VP Val, Cl II	BlackRock Global Alloc, Cl III	Calvert VP SRI Bal, Cl I	Col VP Bal, Cl 3
Assets
Investments, at fair value(1),(2)	$880,731	$2,098,850	$501,968	$1,827,201	$17,720,935
Dividends receivable	—	—	—	—	—
Accounts receivable from RiverSource Life of NY for contract purchase payments	—	10,923	—	145	12,365
Receivable for share redemptions	618	3,938	223	854	11,816
Total assets	881,349	2,113,711	502,191	1,828,200	17,745,116

Liabilities
Payable to RiverSource Life of NY for:
Mortality and expense risk fee	310	704	223	783	11,816
Contract terminations	308	3,234	—	71	—
Payable for investments purchased	—	10,923	—	145	12,365
Total liabilities	618	14,861	223	999	24,181
Net assets applicable to Variable Life contracts in accumulation period	880,731	2,098,850	501,857	1,827,201	17,720,935
Net assets applicable to seed money	—	—	111	—	—
Total net assets	$880,731	$2,098,850	$501,968	$1,827,201	$17,720,935
(1) Investment shares	62,596	187,565	30,815	725,080	486,304
(2) Investments, at cost	$676,370	$1,844,372	$450,646	$1,712,961	$9,071,524

See accompanying notes to financial statements.

2	RIVERSOURCE SUCCESSION SELECT VARIABLE LIFE INSURANCE NEW YORK – 2020 ANNUAL REPORT

Statement of Assets and Liabilities

December 31, 2020 (continued)	Col VP Disciplined Core, Cl 3	Col VP Divd Opp, Cl 3	Col VP Emer Mkts, Cl 3	Col VP Global Strategic Inc, Cl 3	Col VP Govt Money Mkt, Cl 3
Assets
Investments, at fair value(1),(2)	$27,200,573	$11,063,703	$3,231,263	$1,377,347	$3,636,920
Dividends receivable	—	—	—	—	1
Accounts receivable from RiverSource Life of NY for contract purchase payments	—	23,584	3,218	2,230	2,233
Receivable for share redemptions	38,226	5,374	2,431	23,510	1,806
Total assets	27,238,799	11,092,661	3,236,912	1,403,087	3,640,960

Liabilities
Payable to RiverSource Life of NY for:
Mortality and expense risk fee	19,040	5,374	1,577	663	1,607
Contract terminations	19,186	—	854	22,847	199
Payable for investments purchased	—	23,584	3,218	2,230	2,233
Total liabilities	38,226	28,958	5,649	25,740	4,039
Net assets applicable to Variable Life contracts in accumulation period	27,200,573	11,063,703	3,231,263	1,377,347	3,634,860
Net assets applicable to seed money	—	—	—	—	2,061
Total net assets	$27,200,573	$11,063,703	$3,231,263	$1,377,347	$3,636,921
(1) Investment shares	413,006	374,787	148,223	153,893	3,636,920
(2) Investments, at cost	$9,532,808	$6,848,192	$2,415,931	$1,502,818	$3,636,913

December 31, 2020 (continued)	Col VP Hi Yield Bond, Cl 3	Col VP Inc Opp, Cl 3	Col VP Inter Bond, Cl 3	Col VP Lg Cap Gro, Cl 3	Col VP Lg Cap Index, Cl 3
Assets
Investments, at fair value(1),(2)	$2,797,897	$1,180,620	$7,335,995	$3,407,004	$11,530,368
Dividends receivable	—	—	—	—	—
Accounts receivable from RiverSource Life of NY for contract purchase payments	5,159	59	9,496	12,239	795
Receivable for share redemptions	1,341	6,909	8,144	6,486	5,230
Total assets	2,804,397	1,187,588	7,353,635	3,425,729	11,536,393

Liabilities
Payable to RiverSource Life of NY for:
Mortality and expense risk fee	1,316	570	3,891	1,731	5,086
Contract terminations	25	6,339	4,253	4,755	144
Payable for investments purchased	5,159	59	9,496	12,239	795
Total liabilities	6,500	6,968	17,640	18,725	6,025
Net assets applicable to Variable Life contracts in accumulation period	2,797,897	1,180,620	7,335,995	3,407,004	11,530,368
Net assets applicable to seed money	—	—	—	—	—
Total net assets	$2,797,897	$1,180,620	$7,335,995	$3,407,004	$11,530,368
(1) Investment shares	408,452	152,338	635,701	116,999	381,421
(2) Investments, at cost	$2,760,481	$1,201,429	$6,718,150	$1,501,081	$6,320,063

See accompanying notes to financial statements.

RIVERSOURCE SUCCESSION SELECT VARIABLE LIFE INSURANCE NEW YORK – 2020 ANNUAL REPORT	3

Statement of Assets and Liabilities

December 31, 2020 (continued)	Col VP Limited Duration Cr, Cl 2	Col VP Mid Cap Gro, Cl 3	Col VP Overseas Core, Cl 3	Col VP Select Lg Cap Val, Cl 3	Col VP Select Mid Cap Val, Cl 3
Assets
Investments, at fair value(1),(2)	$616,779	$1,121,589	$5,231,577	$709,597	$726,461
Dividends receivable	—	—	—	—	—
Accounts receivable from RiverSource Life of NY for contract purchase payments	—	—	3,447	—	—
Receivable for share redemptions	338	1,125	3,694	3,857	276
Total assets	617,117	1,122,714	5,238,718	713,454	726,737

Liabilities
Payable to RiverSource Life of NY for:
Mortality and expense risk fee	338	511	3,694	374	273
Contract terminations	—	614	—	3,483	3
Payable for investments purchased	—	—	3,447	—	—
Total liabilities	338	1,125	7,141	3,857	276
Net assets applicable to Variable Life contracts in accumulation period	616,692	1,121,589	5,231,577	709,597	726,461
Net assets applicable to seed money	87	—	—	—	—
Total net assets	$616,779	$1,121,589	$5,231,577	$709,597	$726,461
(1) Investment shares	61,616	25,278	369,723	24,285	26,378
(2) Investments, at cost	$589,591	$591,504	$4,072,457	$535,402	$528,187

December 31, 2020 (continued)	Col VP Select Sm Cap Val, Cl 3	Col VP US Govt Mtge, Cl 3	CS Commodity Return	CTIVP BR Gl Infl Prot Sec, Cl 3	CTIVP Vty Sycamore Estb Val, Cl 3
Assets
Investments, at fair value(1),(2)	$1,182,146	$1,435,270	$295,770	$682,453	$918,540
Dividends receivable	—	—	—	—	—
Accounts receivable from RiverSource Life of NY for contract purchase payments	4	7,248	411	55	—
Receivable for share redemptions	805	701	173	5,839	2,809
Total assets	1,182,955	1,443,219	296,354	688,347	921,349

Liabilities
Payable to RiverSource Life of NY for:
Mortality and expense risk fee	583	701	152	314	428
Contract terminations	222	—	21	5,525	2,381
Payable for investments purchased	4	7,248	411	55	—
Total liabilities	809	7,949	584	5,894	2,809
Net assets applicable to Variable Life contracts in accumulation period	1,182,146	1,435,270	295,770	682,453	918,540
Net assets applicable to seed money	—	—	—	—	—
Total net assets	$1,182,146	$1,435,270	$295,770	$682,453	$918,540
(1) Investment shares	43,816	132,527	87,506	113,742	28,394
(2) Investments, at cost	$812,577	$1,383,694	$393,072	$692,244	$701,396

See accompanying notes to financial statements.

4	RIVERSOURCE SUCCESSION SELECT VARIABLE LIFE INSURANCE NEW YORK – 2020 ANNUAL REPORT

Statement of Assets and Liabilities

December 31, 2020 (continued)	DWS Alt Asset Alloc VIP, Cl B	EV VT Floating-Rate Inc, Init Cl	Fid VIP Contrafund, Serv Cl 2	Fid VIP Gro & Inc, Serv Cl 2	Fid VIP Mid Cap, Serv Cl 2
Assets
Investments, at fair value(1),(2)	$233,319	$1,276,266	$5,735,955	$1,780,170	$5,083,385
Dividends receivable	—	3,183	—	—	—
Accounts receivable from RiverSource Life of NY for contract purchase payments	14	1,729	9,887	—	—
Receivable for share redemptions	29	615	2,648	3,621	7,229
Total assets	233,362	1,281,793	5,748,490	1,783,791	5,090,614

Liabilities
Payable to RiverSource Life of NY for:
Mortality and expense risk fee	29	579	2,648	612	1,690
Contract terminations	—	37	—	3,009	5,539
Payable for investments purchased	14	4,911	9,887	—	—
Total liabilities	43	5,527	12,535	3,621	7,229
Net assets applicable to Variable Life contracts in accumulation period	233,237	1,276,266	5,735,955	1,780,170	5,083,385
Net assets applicable to seed money	82	—	—	—	—
Total net assets	$233,319	$1,276,266	$5,735,955	$1,780,170	$5,083,385
(1) Investment shares	17,055	141,336	122,747	81,960	136,320
(2) Investments, at cost	$221,085	$1,297,558	$3,967,041	$1,580,938	$4,480,186

December 31, 2020 (continued)	Fid VIP Overseas, Serv Cl 2	Frank Global Real Est, Cl 2	Frank Inc, Cl 2	Frank Mutual Shares, Cl 2	Frank Sm Cap Val, Cl 2
Assets
Investments, at fair value(1),(2)	$977,027	$2,127,311	$308,714	$1,607,135	$2,456,341
Dividends receivable	—	—	—	—	—
Accounts receivable from RiverSource Life of NY for contract purchase payments	325	2,468	—	3,138	19
Receivable for share redemptions	353	1,054	158	708	2,676
Total assets	977,705	2,130,833	308,872	1,610,981	2,459,036

Liabilities
Payable to RiverSource Life of NY for:
Mortality and expense risk fee	353	967	158	627	1,062
Contract terminations	—	87	—	81	1,614
Payable for investments purchased	325	2,468	—	3,138	19
Total liabilities	678	3,522	158	3,846	2,695
Net assets applicable to Variable Life contracts in accumulation period	977,027	2,127,311	308,622	1,607,135	2,456,341
Net assets applicable to seed money	—	—	92	—	—
Total net assets	$977,027	$2,127,311	$308,714	$1,607,135	$2,456,341
(1) Investment shares	37,220	149,705	20,526	96,874	169,403
(2) Investments, at cost	$747,282	$2,267,831	$305,917	$1,856,865	$2,767,194

See accompanying notes to financial statements.

RIVERSOURCE SUCCESSION SELECT VARIABLE LIFE INSURANCE NEW YORK – 2020 ANNUAL REPORT	5

Statement of Assets and Liabilities

December 31, 2020 (continued)	GS VIT Mid Cap Val, Inst	GS VIT Multi-Strategy Alt, Advisor	GS VIT U.S. Eq Insights, Inst	Inv Opp VI Dis Mid Cap Gro, Ser I	Invesco Opp VI Global, Ser II
Assets
Investments, at fair value(1),(2)	$5,803,758	$40,499	$2,716,847	$961,051	$2,338,414
Dividends receivable	—	—	—	—	—
Accounts receivable from RiverSource Life of NY for contract purchase payments	571	—	1,313	73	52
Receivable for share redemptions	3,001	16	1,218	437	2,287
Total assets	5,807,330	40,515	2,719,378	961,561	2,340,753

Liabilities
Payable to RiverSource Life of NY for:
Mortality and expense risk fee	2,759	16	1,218	437	1,056
Contract terminations	242	—	—	—	1,231
Payable for investments purchased	571	—	1,313	73	52
Total liabilities	3,572	16	2,531	510	2,339
Net assets applicable to Variable Life contracts in accumulation period	5,803,758	40,266	2,716,847	961,051	2,338,414
Net assets applicable to seed money	—	233	—	—	—
Total net assets	$5,803,758	$40,499	$2,716,847	$961,051	$2,338,414
(1) Investment shares	336,840	4,299	135,301	8,988	45,530
(2) Investments, at cost	$5,300,827	$39,549	$2,277,268	$707,290	$1,833,746

December 31, 2020 (continued)	Inves Opp VI Gbl Strat Inc, Ser II	Inves Opp VI Mn St Sm Cap, Ser II	Invesco VI Am Fran, Ser II	Invesco VI Bal Risk Alloc, Ser II	Invesco VI Comstock, Ser II
Assets
Investments, at fair value(1),(2)	$1,835,192	$1,566,446	$925,559	$280,359	$297,153
Dividends receivable	—	—	—	—	—
Accounts receivable from RiverSource Life of NY for contract purchase payments	6,879	14	—	—	—
Receivable for share redemptions	843	3,199	423	131	184
Total assets	1,842,914	1,569,659	925,982	280,490	297,337

Liabilities
Payable to RiverSource Life of NY for:
Mortality and expense risk fee	793	548	423	131	177
Contract terminations	50	2,651	—	—	7
Payable for investments purchased	6,879	14	—	—	—
Total liabilities	7,722	3,213	423	131	184
Net assets applicable to Variable Life contracts in accumulation period	1,835,192	1,566,446	925,559	280,258	297,153
Net assets applicable to seed money	—	—	—	101	—
Total net assets	$1,835,192	$1,566,446	$925,559	$280,359	$297,153
(1) Investment shares	367,038	58,211	10,978	27,246	18,491
(2) Investments, at cost	$1,900,066	$1,336,533	$630,451	$287,127	$296,744

See accompanying notes to financial statements.

6	RIVERSOURCE SUCCESSION SELECT VARIABLE LIFE INSURANCE NEW YORK – 2020 ANNUAL REPORT

Statement of Assets and Liabilities

December 31, 2020 (continued)	Invesco VI Div Divd, Ser I	Invesco VI Intl Gro, Ser II	Invesco VI Tech, Ser I	Ivy VIP Asset Strategy, Cl II	Janus Hend VIT Gbl Tech Innov, Srv
Assets
Investments, at fair value(1),(2)	$1,031,090	$1,239,821	$1,184,496	$123,519	$2,770,254
Dividends receivable	—	—	—	—	—
Accounts receivable from RiverSource Life of NY for contract purchase payments	841	11,139	1,566	—	295
Receivable for share redemptions	462	579	695	52	1,300
Total assets	1,032,393	1,251,539	1,186,757	123,571	2,771,849

Liabilities
Payable to RiverSource Life of NY for:
Mortality and expense risk fee	449	579	630	52	1,233
Contract terminations	13	—	65	—	67
Payable for investments purchased	841	11,139	1,566	—	295
Total liabilities	1,303	11,718	2,261	52	1,595
Net assets applicable to Variable Life contracts in accumulation period	1,031,090	1,239,821	1,184,496	123,324	2,770,254
Net assets applicable to seed money	—	—	—	195	—
Total net assets	$1,031,090	$1,239,821	$1,184,496	$123,519	$2,770,254
(1) Investment shares	40,089	29,604	32,408	11,829	135,134
(2) Investments, at cost	$973,228	$1,001,785	$797,072	$111,307	$1,482,008

December 31, 2020 (continued)	Janus Henderson VIT Overseas, Serv	Janus Henderson VIT Res, Serv	Lazard Ret Global Dyn MA, Serv	MFS Mass Inv Gro Stock, Serv Cl	MFS New Dis, Serv Cl
Assets
Investments, at fair value(1),(2)	$1,854,940	$611,904	$40,157	$2,916,629	$2,823,453
Dividends receivable	—	—	—	—	—
Accounts receivable from RiverSource Life of NY for contract purchase payments	—	27	—	2,596	—
Receivable for share redemptions	7,435	391	23	1,593	15,145
Total assets	1,862,375	612,322	40,180	2,920,818	2,838,598

Liabilities
Payable to RiverSource Life of NY for:
Mortality and expense risk fee	935	326	23	1,458	1,273
Contract terminations	6,500	65	—	135	13,872
Payable for investments purchased	—	27	—	2,596	—
Total liabilities	7,435	418	23	4,189	15,145
Net assets applicable to Variable Life contracts in accumulation period	1,854,940	611,904	39,844	2,916,629	2,823,453
Net assets applicable to seed money	—	—	313	—	—
Total net assets	$1,854,940	$611,904	$40,157	$2,916,629	$2,823,453
(1) Investment shares	50,709	12,807	2,968	118,226	119,587
(2) Investments, at cost	$1,703,438	$417,837	$38,037	$2,203,389	$2,069,499

See accompanying notes to financial statements.

RIVERSOURCE SUCCESSION SELECT VARIABLE LIFE INSURANCE NEW YORK – 2020 ANNUAL REPORT	7

Statement of Assets and Liabilities

December 31, 2020 (continued)	MFS Utilities, Serv Cl	MS VIF Dis, Cl II	MS VIF Global Real Est, Cl II	NB AMT US Eq Index PW Strat, Cl S	PIMCO VIT All Asset, Advisor Cl
Assets
Investments, at fair value(1),(2)	$1,083,496	$2,293,053	$335,041	$18,843	$1,123,497
Dividends receivable	—	—	—	—	—
Accounts receivable from RiverSource Life of NY for contract purchase payments	938	—	—	—	15
Receivable for share redemptions	466	1,411	599	4	673
Total assets	1,084,900	2,294,464	335,640	18,847	1,124,185

Liabilities
Payable to RiverSource Life of NY for:
Mortality and expense risk fee	466	1,220	166	4	616
Contract terminations	—	191	433	—	57
Payable for investments purchased	938	—	—	—	15
Total liabilities	1,404	1,411	599	4	688
Net assets applicable to Variable Life contracts in accumulation period	1,083,496	2,293,053	335,041	18,501	1,123,497
Net assets applicable to seed money	—	—	—	342	—
Total net assets	$1,083,496	$2,293,053	$335,041	$18,843	$1,123,497
(1) Investment shares	31,234	80,741	39,140	1,828	100,223
(2) Investments, at cost	$930,365	$1,243,477	$382,537	$17,658	$1,061,028

December 31, 2020 (continued)	PIMCO VIT Tot Return, Advisor Cl	Put VT Global Hlth Care, Cl IB	Put VT Intl Eq, Cl IB	Put VT Sus Leaders, Cl IB	Temp Global Bond, Cl 2
Assets
Investments, at fair value(1),(2)	$296,820	$1,243,252	$173,275	$122,631	$199,638
Dividends receivable	474	—	—	—	—
Accounts receivable from RiverSource Life of NY for contract purchase payments	—	—	650	—	—
Receivable for share redemptions	207	646	74	48	5,149
Total assets	297,501	1,243,898	173,999	122,679	204,787

Liabilities
Payable to RiverSource Life of NY for:
Mortality and expense risk fee	167	581	74	48	87
Contract terminations	40	65	—	—	5,062
Payable for investments purchased	474	—	650	—	—
Total liabilities	681	646	724	48	5,149
Net assets applicable to Variable Life contracts in accumulation period	291,812	1,243,252	173,275	122,631	199,566
Net assets applicable to seed money	5,008	—	—	—	72
Total net assets	$296,820	$1,243,252	$173,275	$122,631	$199,638
(1) Investment shares	25,610	71,989	10,514	2,769	14,446
(2) Investments, at cost	$279,823	$1,111,564	$146,600	$93,067	$221,093

See accompanying notes to financial statements.

8	RIVERSOURCE SUCCESSION SELECT VARIABLE LIFE INSURANCE NEW YORK – 2020 ANNUAL REPORT

Statement of Assets and Liabilities

December 31, 2020 (continued)	VanEck VIP Global Gold, Cl S	VP Aggr, Cl 2	VP Aggr, Cl 4	VP Conserv, Cl 2	VP Conserv, Cl 4
Assets
Investments, at fair value(1),(2)	$141,901	$21,679,137	$23,319,543	$875,562	$600,761
Dividends receivable	—	—	—	—	—
Accounts receivable from RiverSource Life of NY for contract purchase payments	—	1,454	364	—	—
Receivable for share redemptions	49	6,748	10,023	666	319
Total assets	141,950	21,687,339	23,329,930	876,228	601,080

Liabilities
Payable to RiverSource Life of NY for:
Mortality and expense risk fee	49	6,748	9,856	525	319
Contract terminations	—	—	167	141	—
Payable for investments purchased	—	1,454	364	—	—
Total liabilities	49	8,202	10,387	666	319
Net assets applicable to Variable Life contracts in accumulation period	141,696	21,679,137	23,319,543	875,516	600,761
Net assets applicable to seed money	205	—	—	46	—
Total net assets	$141,901	$21,679,137	$23,319,543	$875,562	$600,761
(1) Investment shares	12,149	856,206	919,540	53,617	36,811
(2) Investments, at cost	$105,900	$15,008,664	$15,515,873	$757,461	$485,112

December 31, 2020 (continued)	VP Man Vol Conserv, Cl 2	VP Man Vol Conserv Gro, Cl 2	VP Man Vol Gro, Cl 2	VP Man Vol Mod Gro, Cl 2	VP Mod, Cl 2
Assets
Investments, at fair value(1),(2)	$116,846	$162,798	$2,035,394	$1,765,255	$28,331,476
Dividends receivable	—	—	—	—	—
Accounts receivable from RiverSource Life of NY for contract purchase payments	—	—	—	—	457
Receivable for share redemptions	49	77	525	500	15,003
Total assets	116,895	162,875	2,035,919	1,765,755	28,346,936

Liabilities
Payable to RiverSource Life of NY for:
Mortality and expense risk fee	49	77	525	500	14,821
Contract terminations	—	—	—	—	182
Payable for investments purchased	—	—	—	—	457
Total liabilities	49	77	525	500	15,460
Net assets applicable to Variable Life contracts in accumulation period	116,768	162,746	2,035,366	1,765,200	28,331,476
Net assets applicable to seed money	78	52	28	55	—
Total net assets	$116,846	$162,798	$2,035,394	$1,765,255	$28,331,476
(1) Investment shares	8,523	11,097	122,246	103,051	1,356,871
(2) Investments, at cost	$107,571	$147,193	$1,638,192	$1,440,776	$19,671,112

See accompanying notes to financial statements.

RIVERSOURCE SUCCESSION SELECT VARIABLE LIFE INSURANCE NEW YORK – 2020 ANNUAL REPORT	9

Statement of Assets and Liabilities

December 31, 2020 (continued)	VP Mod, Cl 4	VP Mod Aggr, Cl 2	VP Mod Aggr, Cl 4	VP Mod Conserv, Cl 2	VP Mod Conserv, Cl 4
Assets
Investments, at fair value(1),(2)	$37,193,595	$40,777,419	$62,979,014	$2,378,069	$4,183,549
Dividends receivable	—	—	—	—	—
Accounts receivable from RiverSource Life of NY for contract purchase payments	53	10,548	2,408	170	2,354
Receivable for share redemptions	21,638	17,154	26,822	17,056	1,739
Total assets	37,215,286	40,805,121	63,008,244	2,395,295	4,187,642

Liabilities
Payable to RiverSource Life of NY for:
Mortality and expense risk fee	16,480	17,127	26,059	1,425	1,739
Contract terminations	5,158	27	763	15,631	—
Payable for investments purchased	53	10,548	2,408	170	2,354
Total liabilities	21,691	27,702	29,230	17,226	4,093
Net assets applicable to Variable Life contracts in accumulation period	37,193,595	40,777,419	62,979,014	2,378,069	4,183,549
Net assets applicable to seed money	—	—	—	—	—
Total net assets	$37,193,595	$40,777,419	$62,979,014	$2,378,069	$4,183,549
(1) Investment shares	1,779,598	1,766,786	2,725,185	128,823	226,260
(2) Investments, at cost	$25,814,525	$28,705,305	$42,683,419	$1,807,820	$3,270,140

December 31, 2020 (continued)	VP Ptnrs Core Eq, Cl 3	VP Ptnrs Sm Cap Val, Cl 3	Wanger Intl	Wanger USA	WF VT Index Asset Alloc, Cl 2
Assets
Investments, at fair value(1),(2)	$438,159	$609,650	$5,226,508	$7,196,336	$616,964
Dividends receivable	—	—	—	—	—
Accounts receivable from RiverSource Life of NY for contract purchase payments	640	141	1,906	866	—
Receivable for share redemptions	589	254	3,267	9,829	206
Total assets	439,388	610,045	5,231,681	7,207,031	617,170

Liabilities
Payable to RiverSource Life of NY for:
Mortality and expense risk fee	193	254	2,387	3,359	206
Contract terminations	396	—	880	6,470	—
Payable for investments purchased	640	141	1,906	866	—
Total liabilities	1,229	395	5,173	10,695	206
Net assets applicable to Variable Life contracts in accumulation period	438,159	609,650	5,226,508	7,196,336	616,964
Net assets applicable to seed money	—	—	—	—	—
Total net assets	$438,159	$609,650	$5,226,508	$7,196,336	$616,964
(1) Investment shares	15,910	20,424	186,461	292,178	28,198
(2) Investments, at cost	$295,414	$460,509	$5,079,274	$7,482,779	$551,473

See accompanying notes to financial statements.

10	RIVERSOURCE SUCCESSION SELECT VARIABLE LIFE INSURANCE NEW YORK – 2020 ANNUAL REPORT

Statement of Assets and Liabilities

December 31, 2020 (continued)	WF VT Intl Eq, Cl 2	WF VT Opp, Cl 2	WF VT Sm Cap Gro, Cl 2
Assets
Investments, at fair value(1),(2)	$1,054,145	$1,290,793	$1,836,982
Dividends receivable	—	—	—
Accounts receivable from RiverSource Life of NY for contract purchase payments	167	56	—
Receivable for share redemptions	576	471	936
Total assets	1,054,888	1,291,320	1,837,918

Liabilities
Payable to RiverSource Life of NY for:
Mortality and expense risk fee	575	471	550
Contract terminations	1	—	386
Payable for investments purchased	167	56	—
Total liabilities	743	527	936
Net assets applicable to Variable Life contracts in accumulation period	1,054,145	1,290,793	1,836,982
Net assets applicable to seed money	—	—	—
Total net assets	$1,054,145	$1,290,793	$1,836,982
(1) Investment shares	549,034	43,564	124,795
(2) Investments, at cost	$1,620,477	$1,086,612	$1,256,422

See accompanying notes to financial statements.

RIVERSOURCE SUCCESSION SELECT VARIABLE LIFE INSURANCE NEW YORK – 2020 ANNUAL REPORT	11

Statement of Operations

Year ended December 31, 2020	AB VPS Dyn Asset Alloc, Cl B	AB VPS Gro & Inc, Cl B	AB VPS Intl Val, Cl B	AB VPS Lg Cap Gro, Cl B	ALPS Alerian Engy Infr, Class III
Investment income
Dividend income	$7	$27,088	$35,769	$—	$8,035
Variable account expenses	1	9,595	10,758	7,066	1,450
Investment income (loss) — net	6	17,493	25,011	(7,066)	6,585

Realized and unrealized gain (loss) on investments — net
Realized gain (loss) on sales of investments:
Proceeds from sales	311	209,563	263,967	120,839	109,459
Cost of investments sold	352	227,899	308,584	103,213	144,288
Net realized gain (loss) on sales of investments	(41)	(18,336)	(44,617)	17,626	(34,829)
Distributions from capital gains	—	110,961	—	132,625	—
Net change in unrealized appreciation or depreciation of investments	12	(71,351)	46,950	352,437	(80,558)
Net gain (loss) on investments	(29)	21,274	2,333	502,688	(115,387)
Net increase (decrease) in net assets resulting from operations	$(23)	$38,767	$27,344	$495,622	$(108,802)

Year ended December 31, 2020 (continued)	AC VP Intl, Cl II	AC VP Val, Cl II	BlackRock Global Alloc, Cl III	Calvert VP SRI Bal, Cl I	Col VP Bal, Cl 3
Investment income
Dividend income	$2,932	$40,434	$5,742	$20,081	$—
Variable account expenses	3,429	7,446	2,143	4,608	125,625
Investment income (loss) — net	(497)	32,988	3,599	15,473	(125,625)

Realized and unrealized gain (loss) on investments — net
Realized gain (loss) on sales of investments:
Proceeds from sales	211,180	250,203	41,523	66,574	2,233,205
Cost of investments sold	177,954	249,679	40,110	66,354	1,172,859
Net realized gain (loss) on sales of investments	33,226	524	1,413	220	1,060,346
Distributions from capital gains	11,306	48,953	27,619	41,437	—
Net change in unrealized appreciation or depreciation of investments	135,486	(92,185)	49,866	79,197	1,532,555
Net gain (loss) on investments	180,018	(42,708)	78,898	120,854	2,592,901
Net increase (decrease) in net assets resulting from operations	$179,521	$(9,720)	$82,497	$136,327	$2,467,276

Year ended December 31, 2020 (continued)	Col VP Disciplined Core, Cl 3	Col VP Divd Opp, Cl 3	Col VP Emer Mkts, Cl 3	Col VP Global Strategic Inc, Cl 3	Col VP Govt Money Mkt, Cl 3
Investment income
Dividend income	$—	$—	$14,644	$73,417	$6,589
Variable account expenses	204,338	58,915	15,265	7,950	15,679
Investment income (loss) — net	(204,338)	(58,915)	(621)	65,467	(9,090)

Realized and unrealized gain (loss) on investments — net
Realized gain (loss) on sales of investments:
Proceeds from sales	2,589,609	1,229,276	539,732	245,797	1,211,178
Cost of investments sold	1,022,990	844,799	490,527	283,882	1,211,173
Net realized gain (loss) on sales of investments	1,566,619	384,477	49,205	(38,085)	5
Distributions from capital gains	—	—	320,274	—	1,099
Net change in unrealized appreciation or depreciation of investments	1,750,851	(360,147)	433,864	28,573	(5)
Net gain (loss) on investments	3,317,470	24,330	803,343	(9,512)	1,099
Net increase (decrease) in net assets resulting from operations	$3,113,132	$(34,585)	$802,722	$55,955	$(7,991)

See accompanying notes to financial statements.

12	RIVERSOURCE SUCCESSION SELECT VARIABLE LIFE INSURANCE NEW YORK – 2020 ANNUAL REPORT

Statement of Operations

Year ended December 31, 2020 (continued)	Col VP Hi Yield Bond, Cl 3	Col VP Inc Opp, Cl 3	Col VP Inter Bond, Cl 3	Col VP Lg Cap Gro, Cl 3	Col VP Lg Cap Index, Cl 3
Investment income
Dividend income	$157,417	$54,808	$195,657	$—	$—
Variable account expenses	15,387	6,818	44,875	17,502	52,463
Investment income (loss) — net	142,030	47,990	150,782	(17,502)	(52,463)

Realized and unrealized gain (loss) on investments — net
Realized gain (loss) on sales of investments:
Proceeds from sales	389,680	232,178	1,065,342	295,152	1,129,355
Cost of investments sold	401,008	248,602	1,015,870	141,181	729,628
Net realized gain (loss) on sales of investments	(11,328)	(16,424)	49,472	153,971	399,727
Distributions from capital gains	—	—	82,337	—	—
Net change in unrealized appreciation or depreciation of investments	23,805	27,542	500,723	719,877	1,327,701
Net gain (loss) on investments	12,477	11,118	632,532	873,848	1,727,428
Net increase (decrease) in net assets resulting from operations	$154,507	$59,108	$783,314	$856,346	$1,674,965

Year ended December 31, 2020 (continued)	Col VP Limited Duration Cr, Cl 2	Col VP Mid Cap Gro, Cl 3	Col VP Overseas Core, Cl 3	Col VP Select Lg Cap Val, Cl 3	Col VP Select Mid Cap Val, Cl 3
Investment income
Dividend income	$14,386	$—	$72,882	$—	$—
Variable account expenses	3,970	5,135	38,710	3,750	2,803
Investment income (loss) — net	10,416	(5,135)	34,172	(3,750)	(2,803)

Realized and unrealized gain (loss) on investments — net
Realized gain (loss) on sales of investments:
Proceeds from sales	134,536	245,729	618,888	98,809	104,626
Cost of investments sold	130,602	150,489	564,831	87,750	87,455
Net realized gain (loss) on sales of investments	3,934	95,240	54,057	11,059	17,171
Distributions from capital gains	—	—	56,892	—	—
Net change in unrealized appreciation or depreciation of investments	13,795	199,481	199,079	28,523	26,611
Net gain (loss) on investments	17,729	294,721	310,028	39,582	43,782
Net increase (decrease) in net assets resulting from operations	$28,145	$289,586	$344,200	$35,832	$40,979

Year ended December 31, 2020 (continued)	Col VP Select Sm Cap Val, Cl 3	Col VP US Govt Mtge, Cl 3	CS Commodity Return	CTIVP BR Gl Infl Prot Sec, Cl 3	CTIVP Vty Sycamore Estb Val, Cl 3
Investment income
Dividend income	$—	$33,795	$15,771	$3,898	$—
Variable account expenses	5,855	8,319	1,771	3,849	4,301
Investment income (loss) — net	(5,855)	25,476	14,000	49	(4,301)

Realized and unrealized gain (loss) on investments — net
Realized gain (loss) on sales of investments:
Proceeds from sales	173,575	207,984	84,059	162,726	129,888
Cost of investments sold	155,293	200,173	136,709	180,055	109,332
Net realized gain (loss) on sales of investments	18,282	7,811	(52,650)	(17,329)	20,556
Distributions from capital gains	—	4,886	—	12,558	—
Net change in unrealized appreciation or depreciation of investments	56,649	20,444	29,701	61,725	51,371
Net gain (loss) on investments	74,931	33,141	(22,949)	56,954	71,927
Net increase (decrease) in net assets resulting from operations	$69,076	$58,617	$(8,949)	$57,003	$67,626

See accompanying notes to financial statements.

RIVERSOURCE SUCCESSION SELECT VARIABLE LIFE INSURANCE NEW YORK – 2020 ANNUAL REPORT	13

Statement of Operations

Year ended December 31, 2020 (continued)	DWS Alt Asset Alloc VIP, Cl B	EV VT Floating-Rate Inc, Init Cl	Fid VIP Contrafund, Serv Cl 2	Fid VIP Gro & Inc, Serv Cl 2	Fid VIP Mid Cap, Serv Cl 2
Investment income
Dividend income	$4,826	$42,804	$3,973	$30,600	$17,042
Variable account expenses	308	7,125	28,204	6,456	16,914
Investment income (loss) — net	4,518	35,679	(24,231)	24,144	128

Realized and unrealized gain (loss) on investments — net
Realized gain (loss) on sales of investments:
Proceeds from sales	8,431	305,645	946,241	198,626	722,839
Cost of investments sold	8,862	334,447	741,693	204,969	778,048
Net realized gain (loss) on sales of investments	(431)	(28,802)	204,548	(6,343)	(55,209)
Distributions from capital gains	—	—	26,985	83,332	—
Net change in unrealized appreciation or depreciation of investments	8,004	(9,860)	1,173,656	19,880	800,050
Net gain (loss) on investments	7,573	(38,662)	1,405,189	96,869	744,841
Net increase (decrease) in net assets resulting from operations	$12,091	$(2,983)	$1,380,958	$121,013	$744,969

Year ended December 31, 2020 (continued)	Fid VIP Overseas, Serv Cl 2	Frank Global Real Est, Cl 2	Frank Inc, Cl 2	Frank Mutual Shares, Cl 2	Frank Sm Cap Val, Cl 2
Investment income
Dividend income	$1,893	$64,621	$17,069	$41,277	$30,305
Variable account expenses	4,033	10,784	1,844	6,756	10,540
Investment income (loss) — net	(2,140)	53,837	15,225	34,521	19,765

Realized and unrealized gain (loss) on investments — net
Realized gain (loss) on sales of investments:
Proceeds from sales	229,775	226,999	61,933	186,536	245,327
Cost of investments sold	201,693	254,588	67,845	237,085	338,922
Net realized gain (loss) on sales of investments	28,082	(27,589)	(5,912)	(50,549)	(93,595)
Distributions from capital gains	4,187	207,596	242	57,386	128,895
Net change in unrealized appreciation or depreciation of investments	97,034	(393,457)	(3,882)	(150,666)	30,055
Net gain (loss) on investments	129,303	(213,450)	(9,552)	(143,829)	65,355
Net increase (decrease) in net assets resulting from operations	$127,163	$(159,613)	$5,673	$(109,308)	$85,120

Year ended December 31, 2020 (continued)	GS VIT Mid Cap Val, Inst	GS VIT Multi-Strategy Alt, Advisor	GS VIT U.S. Eq Insights, Inst	Inv Opp VI Dis Mid Cap Gro, Ser I(1)	Invesco Opp VI Global, Ser II
Investment income
Dividend income	$32,371	$682	$21,094	$282	$8,699
Variable account expenses	29,101	182	13,284	2,927	10,354
Investment income (loss) — net	3,270	500	7,810	(2,645)	(1,655)

Realized and unrealized gain (loss) on investments — net
Realized gain (loss) on sales of investments:
Proceeds from sales	823,309	9,835	287,759	65,623	202,652
Cost of investments sold	866,958	10,147	254,826	58,954	181,797
Net realized gain (loss) on sales of investments	(43,649)	(312)	32,933	6,669	20,855
Distributions from capital gains	82,227	—	105,973	58,877	72,136
Net change in unrealized appreciation or depreciation of investments	335,463	2,080	250,434	253,761	407,177
Net gain (loss) on investments	374,041	1,768	389,340	319,307	500,168
Net increase (decrease) in net assets resulting from operations	$377,311	$2,268	$397,150	$316,662	$498,513

(1)	For the period April 24, 2020 (commencement of operations) to December 31, 2020.

See accompanying notes to financial statements.

14	RIVERSOURCE SUCCESSION SELECT VARIABLE LIFE INSURANCE NEW YORK – 2020 ANNUAL REPORT

Statement of Operations

Year ended December 31, 2020 (continued)	Inves Opp VI Gbl Strat Inc, Ser II	Inves Opp VI Mn St Sm Cap, Ser II	Invesco VI Am Fran, Ser II	Invesco VI Bal Risk Alloc, Ser II	Invesco VI Comstock, Ser II
Investment income
Dividend income	$98,699	$4,539	$—	$19,744	$5,684
Variable account expenses	9,527	5,175	4,241	1,292	1,967
Investment income (loss) — net	89,172	(636)	(4,241)	18,452	3,717

Realized and unrealized gain (loss) on investments — net
Realized gain (loss) on sales of investments:
Proceeds from sales	371,183	184,994	102,895	34,397	72,847
Cost of investments sold	402,222	190,544	76,381	34,249	80,500
Net realized gain (loss) on sales of investments	(31,039)	(5,550)	26,514	148	(7,653)
Distributions from capital gains	—	18,102	59,822	13,189	7,067
Net change in unrealized appreciation or depreciation of investments	(29,100)	247,236	202,636	(6,513)	(440)
Net gain (loss) on investments	(60,139)	259,788	288,972	6,824	(1,026)
Net increase (decrease) in net assets resulting from operations	$29,033	$259,152	$284,731	$25,276	$2,691

Year ended December 31, 2020 (continued)	Invesco VI Div Divd, Ser I	Invesco VI Intl Gro, Ser II	Invesco VI Tech, Ser I	Ivy VIP Asset Strategy, Cl II	Janus Hend VIT Gbl Tech Innov, Srv
Investment income
Dividend income	$29,544	$24,270	$—	$2,244	$—
Variable account expenses	5,470	6,325	6,027	581	11,877
Investment income (loss) — net	24,074	17,945	(6,027)	1,663	(11,877)

Realized and unrealized gain (loss) on investments — net
Realized gain (loss) on sales of investments:
Proceeds from sales	333,196	242,608	196,996	36,507	374,854
Cost of investments sold	330,416	221,888	131,168	41,045	216,334
Net realized gain (loss) on sales of investments	2,780	20,720	65,828	(4,538)	158,520
Distributions from capital gains	24,570	26,455	86,097	1,833	196,493
Net change in unrealized appreciation or depreciation of investments	(62,257)	75,417	226,300	10,662	584,951
Net gain (loss) on investments	(34,907)	122,592	378,225	7,957	939,964
Net increase (decrease) in net assets resulting from operations	$(10,833)	$140,537	$372,198	$9,620	$928,087

Year ended December 31, 2020 (continued)	Janus Henderson VIT Overseas, Serv	Janus Henderson VIT Res, Serv	Lazard Ret Global Dyn MA, Serv	MFS Mass Inv Gro Stock, Serv Cl	MFS New Dis, Serv Cl
Investment income
Dividend income	$19,361	$1,133	$274	$5,590	$—
Variable account expenses	9,444	3,324	327	15,133	11,197
Investment income (loss) — net	9,917	(2,191)	(53)	(9,543)	(11,197)

Realized and unrealized gain (loss) on investments — net
Realized gain (loss) on sales of investments:
Proceeds from sales	239,436	79,940	33,684	367,882	269,547
Cost of investments sold	270,965	64,065	34,815	303,734	235,977
Net realized gain (loss) on sales of investments	(31,529)	15,875	(1,131)	64,148	33,570
Distributions from capital gains	—	43,140	476	245,777	216,963
Net change in unrealized appreciation or depreciation of investments	258,464	91,204	(1,576)	215,835	628,972
Net gain (loss) on investments	226,935	150,219	(2,231)	525,760	879,505
Net increase (decrease) in net assets resulting from operations	$236,852	$148,028	$(2,284)	$516,217	$868,308

See accompanying notes to financial statements.

RIVERSOURCE SUCCESSION SELECT VARIABLE LIFE INSURANCE NEW YORK – 2020 ANNUAL REPORT	15

Statement of Operations

Year ended December 31, 2020 (continued)	MFS Utilities, Serv Cl	MS VIF Dis, Cl II	MS VIF Global Real Est, Cl II	NB AMT US Eq Index PW Strat, Cl S	PIMCO VIT All Asset, Advisor Cl
Investment income
Dividend income	$22,648	$—	$13,564	$144	$48,566
Variable account expenses	5,607	8,676	1,814	38	6,530
Investment income (loss) — net	17,041	(8,676)	11,750	106	42,036

Realized and unrealized gain (loss) on investments — net
Realized gain (loss) on sales of investments:
Proceeds from sales	250,715	219,107	43,148	5,987	134,857
Cost of investments sold	227,109	148,822	49,004	6,274	144,875
Net realized gain (loss) on sales of investments	23,606	70,285	(5,856)	(287)	(10,018)
Distributions from capital gains	26,798	144,845	6,397	1,185	—
Net change in unrealized appreciation or depreciation of investments	(27,236)	1,012,771	(70,342)	455	38,407
Net gain (loss) on investments	23,168	1,227,901	(69,801)	1,353	28,389
Net increase (decrease) in net assets resulting from operations	$40,209	$1,219,225	$(58,051)	$1,459	$70,425

Year ended December 31, 2020 (continued)	PIMCO VIT Tot Return, Advisor Cl	Put VT Global Hlth Care, Cl IB	Put VT Intl Eq, Cl IB	Put VT Sus Leaders, Cl IB	Temp Global Bond, Cl 2
Investment income
Dividend income	$6,110	$5,076	$2,371	$447	$17,170
Variable account expenses	2,016	6,208	744	511	1,283
Investment income (loss) — net	4,094	(1,132)	1,627	(64)	15,887

Realized and unrealized gain (loss) on investments — net
Realized gain (loss) on sales of investments:
Proceeds from sales	142,678	213,986	10,773	31,305	78,727
Cost of investments sold	136,175	214,724	10,703	25,519	90,642
Net realized gain (loss) on sales of investments	6,503	(738)	70	5,786	(11,915)
Distributions from capital gains	3,425	95,658	—	9,355	—
Net change in unrealized appreciation or depreciation of investments	12,471	69,540	15,891	15,268	(15,898)
Net gain (loss) on investments	22,399	164,460	15,961	30,409	(27,813)
Net increase (decrease) in net assets resulting from operations	$26,493	$163,328	$17,588	$30,345	$(11,926)

Year ended December 31, 2020 (continued)	VanEck VIP Global Gold, Cl S	VP Aggr, Cl 2	VP Aggr, Cl 4	VP Conserv, Cl 2	VP Conserv, Cl 4
Investment income
Dividend income	$3,029	$—	$—	$—	$—
Variable account expenses	776	70,421	101,689	5,921	3,650
Investment income (loss) — net	2,253	(70,421)	(101,689)	(5,921)	(3,650)

Realized and unrealized gain (loss) on investments — net
Realized gain (loss) on sales of investments:
Proceeds from sales	180,032	2,374,470	1,787,216	349,429	436,040
Cost of investments sold	123,090	1,731,340	1,189,257	317,269	413,054
Net realized gain (loss) on sales of investments	56,942	643,130	597,959	32,160	22,986
Distributions from capital gains	—	—	—	—	—
Net change in unrealized appreciation or depreciation of investments	7,228	2,225,717	2,415,206	38,629	29,855
Net gain (loss) on investments	64,170	2,868,847	3,013,165	70,789	52,841
Net increase (decrease) in net assets resulting from operations	$66,423	$2,798,426	$2,911,476	$64,868	$49,191

See accompanying notes to financial statements.

16	RIVERSOURCE SUCCESSION SELECT VARIABLE LIFE INSURANCE NEW YORK – 2020 ANNUAL REPORT

Statement of Operations

Year ended December 31, 2020 (continued)	VP Man Vol Conserv, Cl 2	VP Man Vol Conserv Gro, Cl 2	VP Man Vol Gro, Cl 2	VP Man Vol Mod Gro, Cl 2	VP Mod, Cl 2
Investment income
Dividend income	$—	$—	$—	$—	$—
Variable account expenses	505	678	5,646	5,597	167,120
Investment income (loss) — net	(505)	(678)	(5,646)	(5,597)	(167,120)

Realized and unrealized gain (loss) on investments — net
Realized gain (loss) on sales of investments:
Proceeds from sales	36,751	21,250	42,885	268,164	3,766,482
Cost of investments sold	34,857	19,700	38,137	238,364	2,768,752
Net realized gain (loss) on sales of investments	1,894	1,550	4,748	29,800	997,730
Distributions from capital gains	—	—	—	—	—
Net change in unrealized appreciation or depreciation of investments	7,480	10,823	201,141	131,882	2,281,082
Net gain (loss) on investments	9,374	12,373	205,889	161,682	3,278,812
Net increase (decrease) in net assets resulting from operations	$8,869	$11,695	$200,243	$156,085	$3,111,692

Year ended December 31, 2020 (continued)	VP Mod, Cl 4	VP Mod Aggr, Cl 2	VP Mod Aggr, Cl 4	VP Mod Conserv, Cl 2	VP Mod Conserv, Cl 4
Investment income
Dividend income	$—	$—	$—	$—	$—
Variable account expenses	183,635	195,938	280,387	15,818	20,603
Investment income (loss) — net	(183,635)	(195,938)	(280,387)	(15,818)	(20,603)

Realized and unrealized gain (loss) on investments — net
Realized gain (loss) on sales of investments:
Proceeds from sales	4,685,339	7,282,697	6,739,636	471,159	1,290,797
Cost of investments sold	3,496,311	5,100,205	4,892,050	373,206	1,086,520
Net realized gain (loss) on sales of investments	1,189,028	2,182,492	1,847,586	97,953	204,277
Distributions from capital gains	—	—	—	—	—
Net change in unrealized appreciation or depreciation of investments	2,974,842	2,823,309	5,912,697	135,165	264,721
Net gain (loss) on investments	4,163,870	5,005,801	7,760,283	233,118	468,998
Net increase (decrease) in net assets resulting from operations	$3,980,235	$4,809,863	$7,479,896	$217,300	$448,395

Year ended December 31, 2020 (continued)	VP Ptnrs Core Eq, Cl 3	VP Ptnrs Sm Cap Val, Cl 3	Wanger Intl	Wanger USA	WF VT Index Asset Alloc, Cl 2
Investment income
Dividend income	$—	$—	$88,723	$—	$4,577
Variable account expenses	1,951	2,441	23,877	33,042	2,307
Investment income (loss) — net	(1,951)	(2,441)	64,846	(33,042)	2,270

Realized and unrealized gain (loss) on investments — net
Realized gain (loss) on sales of investments:
Proceeds from sales	84,018	56,607	484,878	831,787	72,284
Cost of investments sold	53,340	54,669	565,824	1,075,819	63,742
Net realized gain (loss) on sales of investments	30,678	1,938	(80,946)	(244,032)	8,542
Distributions from capital gains	—	—	158,350	644,555	43,885
Net change in unrealized appreciation or depreciation of investments	34,546	20,324	471,220	984,451	30,813
Net gain (loss) on investments	65,224	22,262	548,624	1,384,974	83,240
Net increase (decrease) in net assets resulting from operations	$63,273	$19,821	$613,470	$1,351,932	$85,510

See accompanying notes to financial statements.

RIVERSOURCE SUCCESSION SELECT VARIABLE LIFE INSURANCE NEW YORK – 2020 ANNUAL REPORT	17

Statement of Operations

Year ended December 31, 2020 (continued)	WF VT Intl Eq, Cl 2	WF VT Opp, Cl 2	WF VT Sm Cap Gro, Cl 2
Investment income
Dividend income	$23,016	$4,950	$—
Variable account expenses	5,854	5,149	5,353
Investment income (loss) — net	17,162	(199)	(5,353)

Realized and unrealized gain (loss) on investments — net
Realized gain (loss) on sales of investments:
Proceeds from sales	108,567	283,582	427,441
Cost of investments sold	207,377	290,643	367,207
Net realized gain (loss) on sales of investments	(98,810)	(7,061)	60,234
Distributions from capital gains	—	85,576	82,118
Net change in unrealized appreciation or depreciation of investments	121,210	122,962	572,275
Net gain (loss) on investments	22,400	201,477	714,627
Net increase (decrease) in net assets resulting from operations	$39,562	$201,278	$709,274

See accompanying notes to financial statements.

18	RIVERSOURCE SUCCESSION SELECT VARIABLE LIFE INSURANCE NEW YORK – 2020 ANNUAL REPORT

Statement of Changes in Net Assets

Year ended December 31, 2020	AB VPS Dyn Asset Alloc, Cl B	AB VPS Gro & Inc, Cl B	AB VPS Intl Val, Cl B	AB VPS Lg Cap Gro, Cl B	ALPS Alerian Engy Infr, Class III
Operations
Investment income (loss) — net	$6	$17,493	$25,011	$(7,066)	$6,585
Net realized gain (loss) on sales of investments	(41)	(18,336)	(44,617)	17,626	(34,829)
Distributions from capital gains	—	110,961	—	132,625	—
Net change in unrealized appreciation or depreciation of investments	12	(71,351)	46,950	352,437	(80,558)
Net increase (decrease) in net assets resulting from operations	(23)	38,767	27,344	495,622	(108,802)

Contract transactions
Contract purchase payments	—	62,304	186,337	132,364	27,758
Net transfers(1)	44	8,517	(147,655)	164,963	96,410
Transfers for policy loans	—	(2,846)	(13,624)	(2,417)	1,923
Policy charges	—	(59,951)	(84,424)	(34,063)	(3,586)
Contract terminations:
Surrender benefits	—	(52,968)	(53,006)	(16,723)	(12,539)
Death benefits	—	—	—	—	—
Increase (decrease) from contract transactions	44	(44,944)	(112,372)	244,124	109,966
Net assets at beginning of year	462	2,336,784	2,711,455	1,282,218	431,019
Net assets at end of year	$483	$2,330,607	$2,626,427	$2,021,964	$432,183

Accumulation unit activity
Units outstanding at beginning of year	—	783,013	1,608,005	357,299	525,596
Contract purchase payments	—	22,344	129,608	35,335	43,884
Net transfers(1)	—	2,325	(97,504)	29,186	158,611
Transfers for policy loans	—	(3,157)	(14,173)	(339)	3,956
Policy charges	—	(25,272)	(61,643)	(8,647)	(5,786)
Contract terminations:
Surrender benefits	—	(18,660)	(33,874)	(3,046)	(17,476)
Death benefits	—	—	—	—	—
Units outstanding at end of year	—	760,593	1,530,419	409,788	708,785

(1)	Includes transfer activity from (to) other divisions and transfers from (to) RiverSource Life of NY’s fixed account.

See accompanying notes to financial statements.

RIVERSOURCE SUCCESSION SELECT VARIABLE LIFE INSURANCE NEW YORK – 2020 ANNUAL REPORT	19

Statement of Changes in Net Assets

Year ended December 31, 2020 (continued)	AC VP Intl, Cl II	AC VP Val, Cl II	BlackRock Global Alloc, Cl III	Calvert VP SRI Bal, Cl I	Col VP Bal, Cl 3
Operations
Investment income (loss) — net	$(497)	$32,988	$3,599	$15,473	$(125,625)
Net realized gain (loss) on sales of investments	33,226	524	1,413	220	1,060,346
Distributions from capital gains	11,306	48,953	27,619	41,437	—
Net change in unrealized appreciation or depreciation of investments	135,486	(92,185)	49,866	79,197	1,532,555
Net increase (decrease) in net assets resulting from operations	179,521	(9,720)	82,497	136,327	2,467,276

Contract transactions
Contract purchase payments	33,985	92,172	24,002	84,051	702,121
Net transfers(1)	(85,848)	(89,718)	16,153	1,179,291	1,009,890
Transfers for policy loans	(509)	11,828	731	29,830	(125,743)
Policy charges	(16,572)	(46,808)	(7,725)	(26,789)	(930,179)
Contract terminations:
Surrender benefits	(3,767)	(72,542)	(13,361)	(58,150)	(1,010,104)
Death benefits	—	—	—	—	(34,411)
Increase (decrease) from contract transactions	(72,711)	(105,068)	19,800	1,208,233	(388,426)
Net assets at beginning of year	773,921	2,213,638	399,671	482,641	15,642,085
Net assets at end of year	$880,731	$2,098,850	$501,968	$1,827,201	$17,720,935

Accumulation unit activity
Units outstanding at beginning of year	535,712	1,270,817	318,989	207,608	6,989,898
Contract purchase payments	23,090	59,938	17,748	28,351	304,227
Net transfers(1)	(37,461)	(55,469)	13,459	477,843	228,640
Transfers for policy loans	(307)	7,508	589	10,693	(35,585)
Policy charges	(11,998)	(32,040)	(6,002)	(11,107)	(416,136)
Contract terminations:
Surrender benefits	(2,508)	(44,484)	(10,831)	(22,679)	(429,936)
Death benefits	—	—	—	—	(14,142)
Units outstanding at end of year	506,528	1,206,270	333,952	690,709	6,626,966

(1)	Includes transfer activity from (to) other divisions and transfers from (to) RiverSource Life of NY’s fixed account.

See accompanying notes to financial statements.

20	RIVERSOURCE SUCCESSION SELECT VARIABLE LIFE INSURANCE NEW YORK – 2020 ANNUAL REPORT

Statement of Changes in Net Assets

Year ended December 31, 2020 (continued)	Col VP Disciplined Core, Cl 3	Col VP Divd Opp, Cl 3	Col VP Emer Mkts, Cl 3	Col VP Global Strategic Inc, Cl 3	Col VP Govt Money Mkt, Cl 3
Operations
Investment income (loss) — net	$(204,338)	$(58,915)	$(621)	$65,467	$(9,090)
Net realized gain (loss) on sales of investments	1,566,619	384,477	49,205	(38,085)	5
Distributions from capital gains	—	—	320,274	—	1,099
Net change in unrealized appreciation or depreciation of investments	1,750,851	(360,147)	433,864	28,573	(5)
Net increase (decrease) in net assets resulting from operations	3,113,132	(34,585)	802,722	55,955	(7,991)

Contract transactions
Contract purchase payments	1,002,986	454,290	187,190	71,749	258,847
Net transfers(1)	(531,688)	(459,348)	(373,435)	(85,242)	1,453,465
Transfers for policy loans	41,345	(55,388)	10,554	(181)	(106,609)
Policy charges	(1,331,000)	(421,573)	(76,329)	(62,214)	(241,493)
Contract terminations:
Surrender benefits	(1,281,098)	(284,345)	(71,247)	(80,279)	(539,778)
Death benefits	(38,753)	—	—	—	—
Increase (decrease) from contract transactions	(2,138,208)	(766,364)	(323,267)	(156,167)	824,432
Net assets at beginning of year	26,225,649	11,864,652	2,751,808	1,477,559	2,820,480
Net assets at end of year	$27,200,573	$11,063,703	$3,231,263	$1,377,347	$3,636,921

Accumulation unit activity
Units outstanding at beginning of year	11,866,269	3,919,233	944,713	1,131,453	2,793,521
Contract purchase payments	468,007	170,870	67,625	57,418	256,236
Net transfers(1)	(247,486)	(182,094)	(134,058)	(60,062)	1,449,662
Transfers for policy loans	20,847	(26,004)	571	(81)	(100,644)
Policy charges	(641,627)	(159,818)	(24,810)	(47,954)	(237,076)
Contract terminations:
Surrender benefits	(595,897)	(91,772)	(21,235)	(57,757)	(539,508)
Death benefits	(18,239)	—	—	—	—
Units outstanding at end of year	10,851,874	3,630,415	832,806	1,023,017	3,622,191

(1)	Includes transfer activity from (to) other divisions and transfers from (to) RiverSource Life of NY’s fixed account.

See accompanying notes to financial statements.

RIVERSOURCE SUCCESSION SELECT VARIABLE LIFE INSURANCE NEW YORK – 2020 ANNUAL REPORT	21

Statement of Changes in Net Assets

Year ended December 31, 2020 (continued)	Col VP Hi Yield Bond, Cl 3	Col VP Inc Opp, Cl 3	Col VP Inter Bond, Cl 3	Col VP Lg Cap Gro, Cl 3	Col VP Lg Cap Index, Cl 3
Operations
Investment income (loss) — net	$142,030	$47,990	$150,782	$(17,502)	$(52,463)
Net realized gain (loss) on sales of investments	(11,328)	(16,424)	49,472	153,971	399,727
Distributions from capital gains	—	—	82,337	—	—
Net change in unrealized appreciation or depreciation of investments	23,805	27,542	500,723	719,877	1,327,701
Net increase (decrease) in net assets resulting from operations	154,507	59,108	783,314	856,346	1,674,965

Contract transactions
Contract purchase payments	88,998	25,807	270,341	78,154	339,129
Net transfers(1)	(104,293)	(101,816)	179,875	(290)	(263,459)
Transfers for policy loans	4,194	5,962	1,575	2,241	(100,926)
Policy charges	(105,167)	(29,250)	(349,271)	(77,999)	(229,675)
Contract terminations:
Surrender benefits	(97,087)	(27,110)	(384,954)	(63,174)	(142,330)
Death benefits	—	—	—	—	—
Increase (decrease) from contract transactions	(213,355)	(126,407)	(282,434)	(61,068)	(397,261)
Net assets at beginning of year	2,856,745	1,247,919	6,835,115	2,611,726	10,252,664
Net assets at end of year	$2,797,897	$1,180,620	$7,335,995	$3,407,004	$11,530,368

Accumulation unit activity
Units outstanding at beginning of year	1,154,473	625,745	3,986,557	982,062	3,291,874
Contract purchase payments	37,385	12,382	148,773	28,340	111,509
Net transfers(1)	(24,847)	(46,600)	123,971	(24,344)	(106,841)
Transfers for policy loans	3,190	3,216	(2,677)	(1,397)	(32,041)
Policy charges	(44,902)	(13,644)	(191,538)	(28,691)	(73,449)
Contract terminations:
Surrender benefits	(34,047)	(11,459)	(205,664)	(28,137)	(47,063)
Death benefits	—	—	—	—	—
Units outstanding at end of year	1,091,252	569,640	3,859,422	927,833	3,143,989

(1)	Includes transfer activity from (to) other divisions and transfers from (to) RiverSource Life of NY’s fixed account.

See accompanying notes to financial statements.

22	RIVERSOURCE SUCCESSION SELECT VARIABLE LIFE INSURANCE NEW YORK – 2020 ANNUAL REPORT

Statement of Changes in Net Assets

Year ended December 31, 2020 (continued)	Col VP Limited Duration Cr, Cl 2	Col VP Mid Cap Gro, Cl 3	Col VP Overseas Core, Cl 3	Col VP Select Lg Cap Val, Cl 3	Col VP Select Mid Cap Val, Cl 3
Operations
Investment income (loss) — net	$10,416	$(5,135)	$34,172	$(3,750)	$(2,803)
Net realized gain (loss) on sales of investments	3,934	95,240	54,057	11,059	17,171
Distributions from capital gains	—	—	56,892	—	—
Net change in unrealized appreciation or depreciation of investments	13,795	199,481	199,079	28,523	26,611
Net increase (decrease) in net assets resulting from operations	28,145	289,586	344,200	35,832	40,979

Contract transactions
Contract purchase payments	8,434	29,269	277,020	11,602	25,098
Net transfers(1)	56,654	2,443	(206,618)	(22,602)	(42,203)
Transfers for policy loans	(31)	(3,088)	24,947	5,207	3,574
Policy charges	(8,896)	(22,354)	(255,463)	(10,782)	(18,494)
Contract terminations:
Surrender benefits	(27,986)	(87,523)	(213,572)	(3,848)	(6,754)
Death benefits	—	—	(5,367)	—	—
Increase (decrease) from contract transactions	28,175	(81,253)	(379,053)	(20,423)	(38,779)
Net assets at beginning of year	560,459	913,256	5,266,430	694,188	724,261
Net assets at end of year	$616,779	$1,121,589	$5,231,577	$709,597	$726,461

Accumulation unit activity
Units outstanding at beginning of year	543,230	246,091	4,209,208	270,464	244,021
Contract purchase payments	7,788	6,508	245,548	4,419	10,131
Net transfers(1)	53,626	15,018	(166,322)	(7,272)	(15,038)
Transfers for policy loans	(35)	(569)	21,052	1,965	1,180
Policy charges	(8,431)	(5,347)	(230,564)	(4,117)	(7,550)
Contract terminations:
Surrender benefits	(27,488)	(17,958)	(194,891)	(1,217)	(3,488)
Death benefits	—	—	(4,598)	—	—
Units outstanding at end of year	568,690	243,743	3,879,433	264,242	229,256

(1)	Includes transfer activity from (to) other divisions and transfers from (to) RiverSource Life of NY’s fixed account.

See accompanying notes to financial statements.

RIVERSOURCE SUCCESSION SELECT VARIABLE LIFE INSURANCE NEW YORK – 2020 ANNUAL REPORT	23

Statement of Changes in Net Assets

Year ended December 31, 2020 (continued)	Col VP Select Sm Cap Val, Cl 3	Col VP US Govt Mtge, Cl 3	CS Commodity Return	CTIVP BR Gl Infl Prot Sec, Cl 3	CTIVP Vty Sycamore Estb Val, Cl 3
Operations
Investment income (loss) — net	$(5,855)	$25,476	$14,000	$49	$(4,301)
Net realized gain (loss) on sales of investments	18,282	7,811	(52,650)	(17,329)	20,556
Distributions from capital gains	—	4,886	—	12,558	—
Net change in unrealized appreciation or depreciation of investments	56,649	20,444	29,701	61,725	51,371
Net increase (decrease) in net assets resulting from operations	69,076	58,617	(8,949)	57,003	67,626

Contract transactions
Contract purchase payments	36,575	64,905	21,323	26,040	28,868
Net transfers(1)	(115,437)	35,407	(20,048)	(52,545)	69,794
Transfers for policy loans	45,371	1,507	3,948	(2,429)	1,017
Policy charges	(30,147)	(83,766)	(7,314)	(28,353)	(13,830)
Contract terminations:
Surrender benefits	(25,666)	(54,350)	(10,598)	(9,644)	(52,300)
Death benefits	—	—	—	—	—
Increase (decrease) from contract transactions	(89,304)	(36,297)	(12,689)	(66,931)	33,549
Net assets at beginning of year	1,202,374	1,412,950	317,408	692,381	817,365
Net assets at end of year	$1,182,146	$1,435,270	$295,770	$682,453	$918,540

Accumulation unit activity
Units outstanding at beginning of year	359,376	1,066,180	553,050	469,804	260,496
Contract purchase payments	11,708	47,859	41,556	16,946	8,694
Net transfers(1)	(35,656)	24,211	(63,755)	(31,892)	19,131
Transfers for policy loans	12,452	922	10,706	(1,450)	514
Policy charges	(10,058)	(60,748)	(13,960)	(18,132)	(4,789)
Contract terminations:
Surrender benefits	(9,659)	(38,878)	(17,477)	(6,219)	(17,148)
Death benefits	—	—	—	—	—
Units outstanding at end of year	328,163	1,039,546	510,120	429,057	266,898

(1)	Includes transfer activity from (to) other divisions and transfers from (to) RiverSource Life of NY’s fixed account.

See accompanying notes to financial statements.

24	RIVERSOURCE SUCCESSION SELECT VARIABLE LIFE INSURANCE NEW YORK – 2020 ANNUAL REPORT

Statement of Changes in Net Assets

Year ended December 31, 2020 (continued)	DWS Alt Asset Alloc VIP, Cl B	EV VT Floating-Rate Inc, Init Cl	Fid VIP Contrafund, Serv Cl 2	Fid VIP Gro & Inc, Serv Cl 2	Fid VIP Mid Cap, Serv Cl 2
Operations
Investment income (loss) — net	$4,518	$35,679	$(24,231)	$24,144	$128
Net realized gain (loss) on sales of investments	(431)	(28,802)	204,548	(6,343)	(55,209)
Distributions from capital gains	—	—	26,985	83,332	—
Net change in unrealized appreciation or depreciation of investments	8,004	(9,860)	1,173,656	19,880	800,050
Net increase (decrease) in net assets resulting from operations	12,091	(2,983)	1,380,958	121,013	744,969

Contract transactions
Contract purchase payments	22,303	29,587	171,099	53,618	218,973
Net transfers(1)	1,611	(150,426)	(304,593)	(72,482)	(397,790)
Transfers for policy loans	(39)	(4,162)	(20,514)	4,054	(16,351)
Policy charges	(9,272)	(23,415)	(109,062)	(44,024)	(106,019)
Contract terminations:
Surrender benefits	—	(64,421)	(181,824)	(30,792)	(71,855)
Death benefits	—	—	—	—	—
Increase (decrease) from contract transactions	14,603	(212,837)	(444,894)	(89,626)	(373,042)
Net assets at beginning of year	206,625	1,492,086	4,799,891	1,748,783	4,711,458
Net assets at end of year	$233,319	$1,276,266	$5,735,955	$1,780,170	$5,083,385

Accumulation unit activity
Units outstanding at beginning of year	185,743	1,031,952	1,818,512	967,191	2,874,081
Contract purchase payments	20,513	21,387	58,838	32,477	137,986
Net transfers(1)	1,646	(93,870)	(137,063)	(35,811)	(221,420)
Transfers for policy loans	(32)	(2,297)	(7,448)	2,498	(12,022)
Policy charges	(8,690)	(15,279)	(36,505)	(26,776)	(71,195)
Contract terminations:
Surrender benefits	—	(46,846)	(54,453)	(15,849)	(43,142)
Death benefits	—	—	—	—	—
Units outstanding at end of year	199,180	895,047	1,641,881	923,730	2,664,288

(1)	Includes transfer activity from (to) other divisions and transfers from (to) RiverSource Life of NY’s fixed account.

See accompanying notes to financial statements.

RIVERSOURCE SUCCESSION SELECT VARIABLE LIFE INSURANCE NEW YORK – 2020 ANNUAL REPORT	25

Statement of Changes in Net Assets

Year ended December 31, 2020 (continued)	Fid VIP Overseas, Serv Cl 2	Frank Global Real Est, Cl 2	Frank Inc, Cl 2	Frank Mutual Shares, Cl 2	Frank Sm Cap Val, Cl 2
Operations
Investment income (loss) — net	$(2,140)	$53,837	$15,225	$34,521	$19,765
Net realized gain (loss) on sales of investments	28,082	(27,589)	(5,912)	(50,549)	(93,595)
Distributions from capital gains	4,187	207,596	242	57,386	128,895
Net change in unrealized appreciation or depreciation of investments	97,034	(393,457)	(3,882)	(150,666)	30,055
Net increase (decrease) in net assets resulting from operations	127,163	(159,613)	5,673	(109,308)	85,120

Contract transactions
Contract purchase payments	39,923	101,797	12,256	81,494	109,844
Net transfers(1)	(136,483)	(93,533)	55,253	(84,406)	(71,895)
Transfers for policy loans	3,320	4,378	630	(249)	(17,370)
Policy charges	(19,260)	(79,012)	(7,194)	(31,659)	(63,016)
Contract terminations:
Surrender benefits	(47,503)	(56,516)	(3,231)	(44,439)	(27,131)
Death benefits	—	—	—	—	—
Increase (decrease) from contract transactions	(160,003)	(122,886)	57,714	(79,259)	(69,568)
Net assets at beginning of year	1,009,867	2,409,810	245,327	1,795,702	2,440,789
Net assets at end of year	$977,027	$2,127,311	$308,714	$1,607,135	$2,456,341

Accumulation unit activity
Units outstanding at beginning of year	713,896	947,176	204,973	733,291	699,602
Contract purchase payments	29,241	46,810	10,735	41,874	42,246
Net transfers(1)	(99,954)	(41,155)	45,312	(33,940)	(22,723)
Transfers for policy loans	2,209	4,127	572	(3,280)	(5,500)
Policy charges	(14,133)	(36,517)	(6,616)	(15,339)	(22,552)
Contract terminations:
Surrender benefits	(30,957)	(22,101)	(2,719)	(18,018)	(8,426)
Death benefits	—	—	—	—	—
Units outstanding at end of year	600,302	898,340	252,257	704,588	682,647

(1)	Includes transfer activity from (to) other divisions and transfers from (to) RiverSource Life of NY’s fixed account.

See accompanying notes to financial statements.

26	RIVERSOURCE SUCCESSION SELECT VARIABLE LIFE INSURANCE NEW YORK – 2020 ANNUAL REPORT

Statement of Changes in Net Assets

Year ended December 31, 2020 (continued)	GS VIT Mid Cap Val, Inst	GS VIT Multi-Strategy Alt, Advisor	GS VIT U.S. Eq Insights, Inst	Inv Opp VI Dis Mid Cap Gro, Ser I(2)	Invesco Opp VI Global, Ser II
Operations
Investment income (loss) — net	$3,270	$500	$7,810	$(2,645)	$(1,655)
Net realized gain (loss) on sales of investments	(43,649)	(312)	32,933	6,669	20,855
Distributions from capital gains	82,227	—	105,973	58,877	72,136
Net change in unrealized appreciation or depreciation of investments	335,463	2,080	250,434	253,761	407,177
Net increase (decrease) in net assets resulting from operations	377,311	2,268	397,150	316,662	498,513

Contract transactions
Contract purchase payments	178,711	2,525	69,308	17,506	98,161
Net transfers(1)	(415,187)	(3,814)	(74,737)	640,928	49,443
Transfers for policy loans	(24,741)	(30)	(60,975)	5,826	912
Policy charges	(155,680)	(423)	(66,963)	(14,325)	(27,978)
Contract terminations:
Surrender benefits	(158,342)	(1)	(55,730)	(5,546)	(43,227)
Death benefits	—	—	—	—	—
Increase (decrease) from contract transactions	(575,239)	(1,743)	(189,097)	644,389	77,311
Net assets at beginning of year	6,001,686	39,974	2,508,794	—	1,762,590
Net assets at end of year	$5,803,758	$40,499	$2,716,847	$961,051	$2,338,414

Accumulation unit activity
Units outstanding at beginning of year	1,720,797	41,627	741,017	—	691,476
Contract purchase payments	57,280	2,642	20,039	13,742	43,341
Net transfers(1)	(115,169)	(4,163)	(22,267)	633,667	25,971
Transfers for policy loans	(12,676)	(32)	(14,207)	4,473	1,634
Policy charges	(47,613)	(447)	(20,532)	(11,473)	(11,494)
Contract terminations:
Surrender benefits	(38,887)	(1)	(18,671)	(4,109)	(16,723)
Death benefits	—	—	—	—	—
Units outstanding at end of year	1,563,732	39,626	685,379	636,300	734,205

(1)	Includes transfer activity from (to) other divisions and transfers from (to) RiverSource Life of NY’s fixed account.

(2)	For the period April 24, 2020 (commencement of operations) to December 31, 2020.

See accompanying notes to financial statements.

RIVERSOURCE SUCCESSION SELECT VARIABLE LIFE INSURANCE NEW YORK – 2020 ANNUAL REPORT	27

Statement of Changes in Net Assets

Year ended December 31, 2020 (continued)	Inves Opp VI Gbl Strat Inc, Ser II	Inves Opp VI Mn St Sm Cap, Ser II	Invesco VI Am Fran, Ser II	Invesco VI Bal Risk Alloc, Ser II	Invesco VI Comstock, Ser II
Operations
Investment income (loss) — net	$89,172	$(636)	$(4,241)	$18,452	$3,717
Net realized gain (loss) on sales of investments	(31,039)	(5,550)	26,514	148	(7,653)
Distributions from capital gains	—	18,102	59,822	13,189	7,067
Net change in unrealized appreciation or depreciation of investments	(29,100)	247,236	202,636	(6,513)	(440)
Net increase (decrease) in net assets resulting from operations	29,033	259,152	284,731	25,276	2,691

Contract transactions
Contract purchase payments	63,303	84,479	27,761	10,329	8,509
Net transfers(1)	(168,271)	(27,000)	(81,438)	5,011	(22,226)
Transfers for policy loans	1,600	4,255	2,250	2,941	(325)
Policy charges	(62,881)	(27,827)	(18,607)	(1,777)	(4,187)
Contract terminations:
Surrender benefits	(57,294)	(12,078)	(1,714)	—	(427)
Death benefits	—	—	—	—	—
Increase (decrease) from contract transactions	(223,543)	21,829	(71,748)	16,504	(18,656)
Net assets at beginning of year	2,029,702	1,285,465	712,576	238,579	313,118
Net assets at end of year	$1,835,192	$1,566,446	$925,559	$280,359	$297,153

Accumulation unit activity
Units outstanding at beginning of year	1,284,574	518,534	317,642	191,924	136,967
Contract purchase payments	41,493	36,116	11,228	8,214	4,077
Net transfers(1)	(103,276)	(21,393)	(30,213)	5,920	(10,312)
Transfers for policy loans	1,862	3,078	1,002	2,600	65
Policy charges	(40,926)	(11,585)	(7,543)	(1,419)	(2,156)
Contract terminations:
Surrender benefits	(33,936)	(3,742)	(1,003)	—	(111)
Death benefits	—	—	—	—	—
Units outstanding at end of year	1,149,791	521,008	291,113	207,239	128,530

(1)	Includes transfer activity from (to) other divisions and transfers from (to) RiverSource Life of NY’s fixed account.

See accompanying notes to financial statements.

28	RIVERSOURCE SUCCESSION SELECT VARIABLE LIFE INSURANCE NEW YORK – 2020 ANNUAL REPORT

Statement of Changes in Net Assets

Year ended December 31, 2020 (continued)	Invesco VI Div Divd, Ser I	Invesco VI Intl Gro, Ser II	Invesco VI Tech, Ser I	Ivy VIP Asset Strategy, Cl II	Janus Hend VIT Gbl Tech Innov, Srv
Operations
Investment income (loss) — net	$24,074	$17,945	$(6,027)	$1,663	$(11,877)
Net realized gain (loss) on sales of investments	2,780	20,720	65,828	(4,538)	158,520
Distributions from capital gains	24,570	26,455	86,097	1,833	196,493
Net change in unrealized appreciation or depreciation of investments	(62,257)	75,417	226,300	10,662	584,951
Net increase (decrease) in net assets resulting from operations	(10,833)	140,537	372,198	9,620	928,087

Contract transactions
Contract purchase payments	22,337	44,102	21,686	8,208	52,878
Net transfers(1)	(22,969)	(115,416)	90,995	(34,834)	(18,727)
Transfers for policy loans	(226)	5,156	(12)	—	(32,597)
Policy charges	(17,298)	(25,973)	(22,661)	(789)	(42,566)
Contract terminations:
Surrender benefits	(44,220)	(40,963)	(12,608)	(428)	(49,787)
Death benefits	—	—	—	—	—
Increase (decrease) from contract transactions	(62,376)	(133,094)	77,400	(27,843)	(90,799)
Net assets at beginning of year	1,104,299	1,232,378	734,898	141,742	1,932,966
Net assets at end of year	$1,031,090	$1,239,821	$1,184,496	$123,519	$2,770,254

Accumulation unit activity
Units outstanding at beginning of year	496,399	617,471	172,445	123,005	486,112
Contract purchase payments	11,193	21,784	4,189	7,286	9,199
Net transfers(1)	11,740	(60,274)	18,407	(35,097)	(27,131)
Transfers for policy loans	840	5,027	151	—	(5,455)
Policy charges	(8,860)	(14,854)	(4,491)	(666)	(8,936)
Contract terminations:
Surrender benefits	(21,123)	(19,535)	(2,251)	(382)	(7,340)
Death benefits	—	—	—	—	—
Units outstanding at end of year	490,189	549,619	188,450	94,146	446,449

(1)	Includes transfer activity from (to) other divisions and transfers from (to) RiverSource Life of NY’s fixed account.

See accompanying notes to financial statements.

RIVERSOURCE SUCCESSION SELECT VARIABLE LIFE INSURANCE NEW YORK – 2020 ANNUAL REPORT	29

Statement of Changes in Net Assets

Year ended December 31, 2020 (continued)	Janus Henderson VIT Overseas, Serv	Janus Henderson VIT Res, Serv	Lazard Ret Global Dyn MA, Serv	MFS Mass Inv Gro Stock, Serv Cl	MFS New Dis, Serv Cl
Operations
Investment income (loss) — net	$9,917	$(2,191)	$(53)	$(9,543)	$(11,197)
Net realized gain (loss) on sales of investments	(31,529)	15,875	(1,131)	64,148	33,570
Distributions from capital gains	—	43,140	476	245,777	216,963
Net change in unrealized appreciation or depreciation of investments	258,464	91,204	(1,576)	215,835	628,972
Net increase (decrease) in net assets resulting from operations	236,852	148,028	(2,284)	516,217	868,308

Contract transactions
Contract purchase payments	97,074	27,018	560	60,905	61,547
Net transfers(1)	(126,778)	(16,362)	(12,364)	(26,664)	63,936
Transfers for policy loans	(3,314)	(6,671)	(117)	(10,977)	46,069
Policy charges	(61,241)	(13,245)	(714)	(66,793)	(55,394)
Contract terminations:
Surrender benefits	(58,257)	(8,210)	(12,976)	(49,054)	(48,877)
Death benefits	—	—	—	—	—
Increase (decrease) from contract transactions	(152,516)	(17,470)	(25,611)	(92,583)	67,281
Net assets at beginning of year	1,770,604	481,346	68,052	2,492,995	1,887,864
Net assets at end of year	$1,854,940	$611,904	$40,157	$2,916,629	$2,823,453

Accumulation unit activity
Units outstanding at beginning of year	936,754	157,468	51,600	1,371,066	488,596
Contract purchase payments	54,118	8,285	369	33,384	11,871
Net transfers(1)	(66,738)	(6,589)	(10,644)	(16,716)	11,164
Transfers for policy loans	(7,392)	(1,479)	(89)	(5,145)	6,784
Policy charges	(36,220)	(4,189)	(593)	(36,451)	(13,458)
Contract terminations:
Surrender benefits	(31,543)	(1,939)	(10,410)	(27,415)	(11,503)
Death benefits	—	—	—	—	—
Units outstanding at end of year	848,979	151,557	30,233	1,318,723	493,454

(1)	Includes transfer activity from (to) other divisions and transfers from (to) RiverSource Life of NY’s fixed account.

See accompanying notes to financial statements.

30	RIVERSOURCE SUCCESSION SELECT VARIABLE LIFE INSURANCE NEW YORK – 2020 ANNUAL REPORT

Statement of Changes in Net Assets

Year ended December 31, 2020 (continued)	MFS Utilities, Serv Cl	MS VIF Dis, Cl II	MS VIF Global Real Est, Cl II	NB AMT US Eq Index PW Strat, Cl S	PIMCO VIT All Asset, Advisor Cl
Operations
Investment income (loss) — net	$17,041	$(8,676)	$11,750	$106	$42,036
Net realized gain (loss) on sales of investments	23,606	70,285	(5,856)	(287)	(10,018)
Distributions from capital gains	26,798	144,845	6,397	1,185	—
Net change in unrealized appreciation or depreciation of investments	(27,236)	1,012,771	(70,342)	455	38,407
Net increase (decrease) in net assets resulting from operations	40,209	1,219,225	(58,051)	1,459	70,425

Contract transactions
Contract purchase payments	65,967	43,736	11,971	2,511	56,032
Net transfers(1)	(93,747)	428,797	(2,909)	9,261	(21,929)
Transfers for policy loans	(157)	(6,725)	3,402	—	(1,060)
Policy charges	(49,507)	(30,308)	(9,905)	(786)	(25,535)
Contract terminations:
Surrender benefits	(54,412)	(31,032)	(1,344)	(4,412)	(37,621)
Death benefits	—	—	—	—	—
Increase (decrease) from contract transactions	(131,856)	404,468	1,215	6,574	(30,113)
Net assets at beginning of year	1,175,143	669,360	391,877	10,810	1,083,185
Net assets at end of year	$1,083,496	$2,293,053	$335,041	$18,843	$1,123,497

Accumulation unit activity
Units outstanding at beginning of year	354,932	204,275	235,495	9,792	666,593
Contract purchase payments	26,326	8,977	8,743	2,561	37,664
Net transfers(1)	(9,146)	65,329	(10,568)	9,227	(14,494)
Transfers for policy loans	(364)	(1,778)	5,596	—	434
Policy charges	(18,347)	(6,154)	(8,026)	(773)	(16,721)
Contract terminations:
Surrender benefits	(13,225)	(4,894)	(817)	(4,605)	(24,425)
Death benefits	—	—	—	—	—
Units outstanding at end of year	340,176	265,755	230,423	16,202	649,051

(1)	Includes transfer activity from (to) other divisions and transfers from (to) RiverSource Life of NY’s fixed account.

See accompanying notes to financial statements.

RIVERSOURCE SUCCESSION SELECT VARIABLE LIFE INSURANCE NEW YORK – 2020 ANNUAL REPORT	31

Statement of Changes in Net Assets

Year ended December 31, 2020 (continued)	PIMCO VIT Tot Return, Advisor Cl	Put VT Global Hlth Care, Cl IB	Put VT Intl Eq, Cl IB	Put VT Sus Leaders, Cl IB	Temp Global Bond, Cl 2
Operations
Investment income (loss) — net	$4,094	$(1,132)	$1,627	$(64)	$15,887
Net realized gain (loss) on sales of investments	6,503	(738)	70	5,786	(11,915)
Distributions from capital gains	3,425	95,658	—	9,355	—
Net change in unrealized appreciation or depreciation of investments	12,471	69,540	15,891	15,268	(15,898)
Net increase (decrease) in net assets resulting from operations	26,493	163,328	17,588	30,345	(11,926)

Contract transactions
Contract purchase payments	2,352	29,075	4,883	1,726	13,987
Net transfers(1)	29,388	49,138	(3,708)	(15,032)	8,255
Transfers for policy loans	(296)	(264)	(98)	(149)	(3,037)
Policy charges	(7,307)	(21,703)	(3,749)	(3,371)	(5,021)
Contract terminations:
Surrender benefits	(10,303)	(31,804)	(1,730)	(2)	(3,164)
Death benefits	—	—	—	—	—
Increase (decrease) from contract transactions	13,834	24,442	(4,402)	(16,828)	11,020
Net assets at beginning of year	256,493	1,055,482	160,089	109,114	200,544
Net assets at end of year	$296,820	$1,243,252	$173,275	$122,631	$199,638

Accumulation unit activity
Units outstanding at beginning of year	221,396	288,612	81,937	32,638	200,120
Contract purchase payments	1,945	8,062	2,475	478	13,781
Net transfers(1)	29,048	21,941	(1,728)	(4,556)	6,547
Transfers for policy loans	(255)	(71)	(38)	(66)	(2,999)
Policy charges	(6,129)	(5,706)	(1,931)	(956)	(5,207)
Contract terminations:
Surrender benefits	(8,627)	(8,210)	(847)	(1)	(3,366)
Death benefits	—	—	—	—	—
Units outstanding at end of year	237,378	304,628	79,868	27,537	208,876

(1)	Includes transfer activity from (to) other divisions and transfers from (to) RiverSource Life of NY’s fixed account.

See accompanying notes to financial statements.

32	RIVERSOURCE SUCCESSION SELECT VARIABLE LIFE INSURANCE NEW YORK – 2020 ANNUAL REPORT

Statement of Changes in Net Assets

Year ended December 31, 2020 (continued)	VanEck VIP Global Gold, Cl S	VP Aggr, Cl 2	VP Aggr, Cl 4	VP Conserv, Cl 2	VP Conserv, Cl 4
Operations
Investment income (loss) — net	$2,253	$(70,421)	$(101,689)	$(5,921)	$(3,650)
Net realized gain (loss) on sales of investments	56,942	643,130	597,959	32,160	22,986
Distributions from capital gains	—	—	—	—	—
Net change in unrealized appreciation or depreciation of investments	7,228	2,225,717	2,415,206	38,629	29,855
Net increase (decrease) in net assets resulting from operations	66,423	2,798,426	2,911,476	64,868	49,191

Contract transactions
Contract purchase payments	6,758	1,397,864	766,900	68,230	29,895
Net transfers(1)	(141,352)	28,374	(125,411)	321,083	40,267
Transfers for policy loans	1,699	80,265	(124,651)	(1,971)	47
Policy charges	(1,631)	(409,668)	(414,186)	(46,391)	(35,652)
Contract terminations:
Surrender benefits	—	(47,112)	(109,082)	(158,556)	(381,403)
Death benefits	—	—	—	—	—
Increase (decrease) from contract transactions	(134,526)	1,049,723	(6,430)	182,395	(346,846)
Net assets at beginning of year	210,004	17,830,988	20,414,497	628,299	898,416
Net assets at end of year	$141,901	$21,679,137	$23,319,543	$875,562	$600,761

Accumulation unit activity
Units outstanding at beginning of year	189,961	9,514,060	10,708,203	457,148	668,246
Contract purchase payments	5,273	766,636	401,853	48,777	20,556
Net transfers(1)	(103,359)	61,643	(65,094)	217,897	29,221
Transfers for policy loans	1,689	43,321	(70,694)	(1,345)	31
Policy charges	(1,301)	(222,501)	(226,331)	(32,905)	(24,764)
Contract terminations:
Surrender benefits	—	(23,730)	(52,859)	(110,563)	(297,938)
Death benefits	—	—	—	—	—
Units outstanding at end of year	92,263	10,139,429	10,695,078	579,009	395,352

(1)	Includes transfer activity from (to) other divisions and transfers from (to) RiverSource Life of NY’s fixed account.

See accompanying notes to financial statements.

RIVERSOURCE SUCCESSION SELECT VARIABLE LIFE INSURANCE NEW YORK – 2020 ANNUAL REPORT	33

Statement of Changes in Net Assets

Year ended December 31, 2020 (continued)	VP Man Vol Conserv, Cl 2	VP Man Vol Conserv Gro, Cl 2	VP Man Vol Gro, Cl 2	VP Man Vol Mod Gro, Cl 2	VP Mod, Cl 2
Operations
Investment income (loss) — net	$(505)	$(678)	$(5,646)	$(5,597)	$(167,120)
Net realized gain (loss) on sales of investments	1,894	1,550	4,748	29,800	997,730
Distributions from capital gains	—	—	—	—	—
Net change in unrealized appreciation or depreciation of investments	7,480	10,823	201,141	131,882	2,281,082
Net increase (decrease) in net assets resulting from operations	8,869	11,695	200,243	156,085	3,111,692

Contract transactions
Contract purchase payments	—	1,119	52,320	57,211	1,295,909
Net transfers(1)	84,979	104,492	(4,241)	(18,224)	(1,249,869)
Transfers for policy loans	(36)	(750)	(21,296)	(2,275)	147,856
Policy charges	(1,614)	(2,065)	(17,960)	(62,116)	(925,746)
Contract terminations:
Surrender benefits	—	—	(508)	—	(613,917)
Death benefits	—	—	—	—	—
Increase (decrease) from contract transactions	83,329	102,796	8,315	(25,404)	(1,345,767)
Net assets at beginning of year	24,648	48,307	1,826,836	1,634,574	26,565,551
Net assets at end of year	$116,846	$162,798	$2,035,394	$1,765,255	$28,331,476

Accumulation unit activity
Units outstanding at beginning of year	20,988	40,476	1,433,691	1,303,916	15,836,018
Contract purchase payments	—	926	40,939	44,814	774,203
Net transfers(1)	72,202	85,186	(4,392)	(19,019)	(721,962)
Transfers for policy loans	(28)	(711)	(16,440)	(1,707)	81,925
Policy charges	(1,318)	(1,641)	(14,357)	(49,309)	(547,335)
Contract terminations:
Surrender benefits	—	—	(401)	—	(376,167)
Death benefits	—	—	—	—	—
Units outstanding at end of year	91,844	124,236	1,439,040	1,278,695	15,046,682

(1)	Includes transfer activity from (to) other divisions and transfers from (to) RiverSource Life of NY’s fixed account.

See accompanying notes to financial statements.

34	RIVERSOURCE SUCCESSION SELECT VARIABLE LIFE INSURANCE NEW YORK – 2020 ANNUAL REPORT

Statement of Changes in Net Assets

Year ended December 31, 2020 (continued)	VP Mod, Cl 4	VP Mod Aggr, Cl 2	VP Mod Aggr, Cl 4	VP Mod Conserv, Cl 2	VP Mod Conserv, Cl 4
Operations
Investment income (loss) — net	$(183,635)	$(195,938)	$(280,387)	$(15,818)	$(20,603)
Net realized gain (loss) on sales of investments	1,189,028	2,182,492	1,847,586	97,953	204,277
Distributions from capital gains	—	—	—	—	—
Net change in unrealized appreciation or depreciation of investments	2,974,842	2,823,309	5,912,697	135,165	264,721
Net increase (decrease) in net assets resulting from operations	3,980,235	4,809,863	7,479,896	217,300	448,395

Contract transactions
Contract purchase payments	1,539,891	2,460,285	2,290,211	168,679	177,789
Net transfers(1)	(1,241,545)	(374,482)	(1,419,026)	127,234	(225,736)
Transfers for policy loans	(234,019)	123,408	(387,545)	18,426	(12,323)
Policy charges	(1,442,392)	(996,767)	(1,362,482)	(162,352)	(216,888)
Contract terminations:
Surrender benefits	(976,421)	(1,162,921)	(3,469,617)	(68,497)	(277,720)
Death benefits	—	—	(19,268)	—	—
Increase (decrease) from contract transactions	(2,354,486)	49,523	(4,367,727)	83,490	(554,878)
Net assets at beginning of year	35,567,846	35,918,033	59,866,845	2,077,279	4,290,032
Net assets at end of year	$37,193,595	$40,777,419	$62,979,014	$2,378,069	$4,183,549

Accumulation unit activity
Units outstanding at beginning of year	21,370,179	20,092,212	33,208,338	1,356,810	2,780,360
Contract purchase payments	931,791	1,408,608	1,287,486	107,064	118,115
Net transfers(1)	(853,863)	(33,944)	(811,398)	68,037	(31,399)
Transfers for policy loans	(178,572)	94,601	(189,413)	11,400	(6,599)
Policy charges	(851,410)	(568,602)	(755,403)	(104,474)	(140,321)
Contract terminations:
Surrender benefits	(554,720)	(651,084)	(1,967,690)	(42,907)	(202,099)
Death benefits	—	—	(9,282)	—	—
Units outstanding at end of year	19,863,405	20,341,791	30,762,638	1,395,930	2,518,057

(1)	Includes transfer activity from (to) other divisions and transfers from (to) RiverSource Life of NY’s fixed account.

See accompanying notes to financial statements.

RIVERSOURCE SUCCESSION SELECT VARIABLE LIFE INSURANCE NEW YORK – 2020 ANNUAL REPORT	35

Statement of Changes in Net Assets

Year ended December 31, 2020 (continued)	VP Ptnrs Core Eq, Cl 3	VP Ptnrs Sm Cap Val, Cl 3	Wanger Intl	Wanger USA	WF VT Index Asset Alloc, Cl 2
Operations
Investment income (loss) — net	$(1,951)	$(2,441)	$64,846	$(33,042)	$2,270
Net realized gain (loss) on sales of investments	30,678	1,938	(80,946)	(244,032)	8,542
Distributions from capital gains	—	—	158,350	644,555	43,885
Net change in unrealized appreciation or depreciation of investments	34,546	20,324	471,220	984,451	30,813
Net increase (decrease) in net assets resulting from operations	63,273	19,821	613,470	1,351,932	85,510

Contract transactions
Contract purchase payments	8,686	20,831	186,644	189,635	20,760
Net transfers(1)	30,155	(24,033)	(231,524)	(394,613)	1,695
Transfers for policy loans	(296)	2,422	14,019	(5,634)	(4,757)
Policy charges	(5,633)	(13,040)	(130,572)	(172,504)	(13,523)
Contract terminations:
Surrender benefits	(1,262)	(1,948)	(106,959)	(283,625)	(152)
Death benefits	—	—	—	—	—
Increase (decrease) from contract transactions	31,650	(15,768)	(268,392)	(666,741)	4,023
Net assets at beginning of year	343,236	605,597	4,881,430	6,511,145	527,431
Net assets at end of year	$438,159	$609,650	$5,226,508	$7,196,336	$616,964

Accumulation unit activity
Units outstanding at beginning of year	131,872	208,094	1,828,505	1,499,358	297,466
Contract purchase payments	3,296	8,046	76,921	46,566	11,006
Net transfers(1)	7,301	(9,375)	(99,206)	(87,869)	10,035
Transfers for policy loans	537	2,334	(826)	(5,037)	(2,351)
Policy charges	(2,392)	(5,129)	(52,072)	(43,198)	(7,541)
Contract terminations:
Surrender benefits	(341)	(660)	(34,627)	(55,841)	(80)
Death benefits	—	—	—	—	—
Units outstanding at end of year	140,273	203,310	1,718,695	1,353,979	308,535

(1)	Includes transfer activity from (to) other divisions and transfers from (to) RiverSource Life of NY’s fixed account.

See accompanying notes to financial statements.

36	RIVERSOURCE SUCCESSION SELECT VARIABLE LIFE INSURANCE NEW YORK – 2020 ANNUAL REPORT

Statement of Changes in Net Assets

Year ended December 31, 2020 (continued)	WF VT Intl Eq, Cl 2	WF VT Opp, Cl 2	WF VT Sm Cap Gro, Cl 2
Operations
Investment income (loss) — net	$17,162	$(199)	$(5,353)
Net realized gain (loss) on sales of investments	(98,810)	(7,061)	60,234
Distributions from capital gains	—	85,576	82,118
Net change in unrealized appreciation or depreciation of investments	121,210	122,962	572,275
Net increase (decrease) in net assets resulting from operations	39,562	201,278	709,274

Contract transactions
Contract purchase payments	41,787	57,106	96,046
Net transfers(1)	(35,520)	(172,653)	(163,178)
Transfers for policy loans	4,427	(15,295)	(16,330)
Policy charges	(26,779)	(29,090)	(27,910)
Contract terminations:
Surrender benefits	(16,234)	(26,866)	(10,141)
Death benefits	—	—	—
Increase (decrease) from contract transactions	(32,319)	(186,798)	(121,513)
Net assets at beginning of year	1,046,902	1,276,313	1,249,221
Net assets at end of year	$1,054,145	$1,290,793	$1,836,982

Accumulation unit activity
Units outstanding at beginning of year	532,388	354,195	380,893
Contract purchase payments	24,656	18,305	32,471
Net transfers(1)	(22,130)	(40,342)	(17,628)
Transfers for policy loans	3,851	(17,633)	(5,033)
Policy charges	(15,763)	(8,905)	(8,190)
Contract terminations:
Surrender benefits	(9,149)	(5,665)	(2,129)
Death benefits	—	—	—
Units outstanding at end of year	513,853	299,955	380,384

(1)	Includes transfer activity from (to) other divisions and transfers from (to) RiverSource Life of NY’s fixed account.

See accompanying notes to financial statements.

RIVERSOURCE SUCCESSION SELECT VARIABLE LIFE INSURANCE NEW YORK – 2020 ANNUAL REPORT	37

Statement of Changes in Net Assets

Year ended December 31, 2019	AB VPS Dyn Asset Alloc, Cl B	AB VPS Gro & Inc, Cl B	AB VPS Intl Val, Cl B	AB VPS Lg Cap Gro, Cl B	ALPS Alerian Engy Infr, Class III
Operations
Investment income (loss) — net	$7	$12,549	$8,633	$(5,435)	$4,327
Net realized gain (loss) on sales of investments	—	6,520	(33,557)	6,082	(4,620)
Distributions from capital gains	1	243,810	—	153,501	—
Net change in unrealized appreciation or depreciation of investments	53	195,328	415,636	138,257	78,357
Net increase (decrease) in net assets resulting from operations	61	458,207	390,712	292,405	78,064

Contract transactions
Contract purchase payments	—	88,786	168,731	96,346	30,069
Net transfers(1)	(1)	(43,905)	(71,630)	188,886	(50,371)
Transfers for policy loans	—	(56,129)	26,228	(15,904)	(14,435)
Policy charges	—	(64,359)	(87,694)	(28,480)	(4,643)
Contract terminations:
Surrender benefits	—	(87,625)	(183,510)	(31,131)	(5,136)
Death benefits	—	—	(2,221)	—	—
Increase (decrease) from contract transactions	(1)	(163,232)	(150,096)	209,717	(44,516)
Net assets at beginning of year	402	2,041,809	2,470,839	780,096	397,471
Net assets at end of year	$462	$2,336,784	$2,711,455	$1,282,218	$431,019

Accumulation unit activity
Units outstanding at beginning of year	—	820,952	1,729,100	292,172	581,408
Contract purchase payments	—	28,719	108,745	31,769	35,936
Net transfers(1)	—	15,023	(42,399)	57,021	(61,800)
Transfers for policy loans	—	(32,325)	(6,267)	(5,178)	(18,635)
Policy charges	—	(25,153)	(58,820)	(9,126)	(5,549)
Contract terminations:
Surrender benefits	—	(24,203)	(121,073)	(9,359)	(5,764)
Death benefits	—	—	(1,281)	—	—
Units outstanding at end of year	—	783,013	1,608,005	357,299	525,596

(1)	Includes transfer activity from (to) other divisions and transfers from (to) RiverSource Life of NY’s fixed account.

See accompanying notes to financial statements.

38	RIVERSOURCE SUCCESSION SELECT VARIABLE LIFE INSURANCE NEW YORK – 2020 ANNUAL REPORT

Statement of Changes in Net Assets

Year ended December 31, 2019 (continued)	AC VP Intl, Cl II	AC VP Val, Cl II	BlackRock Global Alloc, Cl III	Calvert VP SRI Bal, Cl I	Col VP Bal, Cl 3
Operations
Investment income (loss) — net	$2,121	$32,826	$3,108	$4,570	$(124,363)
Net realized gain (loss) on sales of investments	(1,394)	53,694	(17,119)	3,179	861,389
Distributions from capital gains	39,288	124,377	14,344	16,156	—
Net change in unrealized appreciation or depreciation of investments	134,779	279,314	56,255	47,150	2,160,082
Net increase (decrease) in net assets resulting from operations	174,794	490,211	56,588	71,055	2,897,108

Contract transactions
Contract purchase payments	46,497	122,037	26,502	16,524	689,804
Net transfers(1)	(2,269)	(68,808)	28,526	93,005	(152,975)
Transfers for policy loans	(1,680)	(67,506)	(9,618)	18,021	(41,730)
Policy charges	(16,739)	(48,992)	(6,866)	(15,217)	(947,681)
Contract terminations:
Surrender benefits	(84,299)	(183,795)	(163,569)	(18,981)	(698,380)
Death benefits	—	—	—	(2)	(9,831)
Increase (decrease) from contract transactions	(58,490)	(247,064)	(125,025)	93,350	(1,160,793)
Net assets at beginning of year	657,617	1,970,491	468,108	318,236	13,905,770
Net assets at end of year	$773,921	$2,213,638	$399,671	$482,641	$15,642,085

Accumulation unit activity
Units outstanding at beginning of year	585,105	1,397,234	434,676	170,635	7,598,146
Contract purchase payments	33,081	73,909	21,699	7,447	338,192
Net transfers(1)	341	(7,277)	27,477	37,745	(106,874)
Transfers for policy loans	(1,434)	(43,317)	(8,772)	6,352	(23,320)
Policy charges	(13,564)	(31,760)	(5,836)	(7,238)	(469,823)
Contract terminations:
Surrender benefits	(67,817)	(117,972)	(150,255)	(7,332)	(341,487)
Death benefits	—	—	—	(1)	(4,936)
Units outstanding at end of year	535,712	1,270,817	318,989	207,608	6,989,898

(1)	Includes transfer activity from (to) other divisions and transfers from (to) RiverSource Life of NY’s fixed account.

See accompanying notes to financial statements.

RIVERSOURCE SUCCESSION SELECT VARIABLE LIFE INSURANCE NEW YORK – 2020 ANNUAL REPORT	39

Statement of Changes in Net Assets

Year ended December 31, 2019 (continued)	Col VP Disciplined Core, Cl 3	Col VP Divd Opp, Cl 3	Col VP Emer Mkts, Cl 3	Col VP Global Strategic Inc, Cl 3	Col VP Govt Money Mkt, Cl 3
Operations
Investment income (loss) — net	$(210,701)	$(66,450)	$(10,574)	$(8,521)	$32,321
Net realized gain (loss) on sales of investments	1,573,008	540,547	48,136	(41,174)	5
Distributions from capital gains	—	—	305,042	—	1,090
Net change in unrealized appreciation or depreciation of investments	3,900,117	1,888,946	344,970	194,813	(5)
Net increase (decrease) in net assets resulting from operations	5,262,424	2,363,043	687,574	145,118	33,411

Contract transactions
Contract purchase payments	1,015,082	486,815	175,489	76,617	260,295
Net transfers(1)	(713,091)	(204,034)	(226,351)	(38,938)	175,765
Transfers for policy loans	(196,732)	(114,999)	(50,217)	(13,147)	28,629
Policy charges	(1,382,182)	(436,049)	(76,705)	(66,272)	(233,570)
Contract terminations:
Surrender benefits	(933,739)	(870,005)	(168,758)	(98,271)	(251,350)
Death benefits	(17,968)	(11,254)	(1)	(2)	(5,927)
Increase (decrease) from contract transactions	(2,228,630)	(1,149,526)	(346,543)	(140,013)	(26,158)
Net assets at beginning of year	23,191,855	10,651,135	2,410,777	1,472,454	2,813,227
Net assets at end of year	$26,225,649	$11,864,652	$2,751,808	$1,477,559	$2,820,480

Accumulation unit activity
Units outstanding at beginning of year	13,037,327	4,358,585	1,095,353	1,222,301	2,818,719
Contract purchase payments	507,047	177,080	66,127	61,695	258,262
Net transfers(1)	(379,430)	(66,904)	(95,177)	(19,864)	170,016
Transfers for policy loans	(104,666)	(44,892)	(29,951)	(10,709)	29,428
Policy charges	(709,212)	(159,601)	(28,507)	(51,005)	(230,101)
Contract terminations:
Surrender benefits	(475,257)	(341,275)	(63,132)	(70,964)	(246,800)
Death benefits	(9,540)	(3,760)	—	(1)	(6,003)
Units outstanding at end of year	11,866,269	3,919,233	944,713	1,131,453	2,793,521

(1)	Includes transfer activity from (to) other divisions and transfers from (to) RiverSource Life of NY’s fixed account.

See accompanying notes to financial statements.

40	RIVERSOURCE SUCCESSION SELECT VARIABLE LIFE INSURANCE NEW YORK – 2020 ANNUAL REPORT

Statement of Changes in Net Assets

Year ended December 31, 2019 (continued)	Col VP Hi Yield Bond, Cl 3	Col VP Inc Opp, Cl 3	Col VP Inter Bond, Cl 3	Col VP Lg Cap Gro, Cl 3	Col VP Lg Cap Index, Cl 3
Operations
Investment income (loss) — net	$144,146	$46,182	$160,648	$(15,471)	$(52,881)
Net realized gain (loss) on sales of investments	(9,912)	(26,483)	3,543	220,414	859,758
Distributions from capital gains	—	—	—	—	—
Net change in unrealized appreciation or depreciation of investments	265,526	133,794	357,196	495,328	1,748,049
Net increase (decrease) in net assets resulting from operations	399,760	153,493	521,387	700,271	2,554,926

Contract transactions
Contract purchase payments	104,104	31,433	297,074	93,318	401,035
Net transfers(1)	55,470	190,597	510,132	14,384	(194,092)
Transfers for policy loans	32,935	(5,885)	(47,116)	(36,180)	206,878
Policy charges	(106,328)	(29,345)	(331,269)	(72,442)	(215,796)
Contract terminations:
Surrender benefits	(127,399)	(89,634)	(370,498)	(231,769)	(1,119,048)
Death benefits	(3)	(2,491)	(6,109)	—	(2,320)
Increase (decrease) from contract transactions	(41,221)	94,675	52,214	(232,689)	(923,343)
Net assets at beginning of year	2,498,206	999,751	6,261,514	2,144,144	8,621,081
Net assets at end of year	$2,856,745	$1,247,919	$6,835,115	$2,611,726	$10,252,664

Accumulation unit activity
Units outstanding at beginning of year	1,198,434	548,282	3,938,038	1,077,966	3,508,266
Contract purchase payments	44,995	15,725	175,711	42,840	151,500
Net transfers(1)	20,354	123,839	324,796	11,622	31,510
Transfers for policy loans	3,180	(2,542)	(25,539)	(20,646)	51,148
Policy charges	(46,257)	(13,913)	(195,344)	(33,898)	(77,161)
Contract terminations:
Surrender benefits	(66,232)	(44,559)	(227,252)	(95,822)	(372,762)
Death benefits	(1)	(1,087)	(3,853)	—	(627)
Units outstanding at end of year	1,154,473	625,745	3,986,557	982,062	3,291,874

(1)	Includes transfer activity from (to) other divisions and transfers from (to) RiverSource Life of NY’s fixed account.

See accompanying notes to financial statements.

RIVERSOURCE SUCCESSION SELECT VARIABLE LIFE INSURANCE NEW YORK – 2020 ANNUAL REPORT	41

Statement of Changes in Net Assets

Year ended December 31, 2019 (continued)	Col VP Limited Duration Cr, Cl 2	Col VP Mid Cap Gro, Cl 3	Col VP Overseas Core, Cl 3	Col VP Select Lg Cap Val, Cl 3	Col VP Select Mid Cap Val, Cl 3
Operations
Investment income (loss) — net	$5,789	$(4,561)	$56,741	$(3,926)	$(3,246)
Net realized gain (loss) on sales of investments	265	23,050	122,947	23,369	26,440
Distributions from capital gains	—	—	726,822	—	—
Net change in unrealized appreciation or depreciation of investments	21,405	191,892	178,781	102,901	156,067
Net increase (decrease) in net assets resulting from operations	27,459	210,381	1,085,291	122,344	179,261

Contract transactions
Contract purchase payments	9,629	28,334	257,653	36,967	31,583
Net transfers(1)	184,843	144,342	(230,047)	147,299	(26,801)
Transfers for policy loans	(4,245)	(5,080)	4,995	(3,581)	(12,300)
Policy charges	(6,944)	(21,883)	(269,407)	(10,849)	(21,191)
Contract terminations:
Surrender benefits	(8,032)	(39,360)	(276,503)	(10,876)	(41,763)
Death benefits	—	—	(2,473)	—	—
Increase (decrease) from contract transactions	175,251	106,353	(515,782)	158,960	(70,472)
Net assets at beginning of year	357,749	596,522	4,696,921	412,884	615,472
Net assets at end of year	$560,459	$913,256	$5,266,430	$694,188	$724,261

Accumulation unit activity
Units outstanding at beginning of year	369,593	217,008	4,685,338	187,156	265,072
Contract purchase payments	9,419	7,235	227,964	15,033	11,266
Net transfers(1)	183,199	41,807	(213,485)	76,304	(5,181)
Transfers for policy loans	(4,226)	(1,560)	4,191	(1,142)	(4,990)
Policy charges	(6,845)	(6,061)	(243,059)	(3,930)	(8,313)
Contract terminations:
Surrender benefits	(7,910)	(12,338)	(249,316)	(2,957)	(13,833)
Death benefits	—	—	(2,425)	—	—
Units outstanding at end of year	543,230	246,091	4,209,208	270,464	244,021

(1)	Includes transfer activity from (to) other divisions and transfers from (to) RiverSource Life of NY’s fixed account.

See accompanying notes to financial statements.

42	RIVERSOURCE SUCCESSION SELECT VARIABLE LIFE INSURANCE NEW YORK – 2020 ANNUAL REPORT

Statement of Changes in Net Assets

Year ended December 31, 2019 (continued)	Col VP Select Sm Cap Val, Cl 3	Col VP US Govt Mtge, Cl 3	CS Commodity Return	CTIVP BR Gl Infl Prot Sec, Cl 3	CTIVP Vty Sycamore Estb Val, Cl 3
Operations
Investment income (loss) — net	$(7,197)	$28,791	$721	$19,030	$(4,611)
Net realized gain (loss) on sales of investments	44,868	2,057	(28,960)	(31,646)	24,309
Distributions from capital gains	—	—	—	—	—
Net change in unrealized appreciation or depreciation of investments	135,561	50,328	48,128	65,191	143,081
Net increase (decrease) in net assets resulting from operations	173,232	81,176	19,889	52,575	162,779

Contract transactions
Contract purchase payments	61,342	72,090	23,766	30,355	31,784
Net transfers(1)	(50,294)	73,038	(45,855)	(26,667)	112,917
Transfers for policy loans	94,658	7,009	(4,307)	(1,036)	(5,513)
Policy charges	(35,465)	(83,561)	(8,554)	(28,139)	(14,134)
Contract terminations:
Surrender benefits	(95,450)	(102,276)	(7,154)	(79,556)	(25,416)
Death benefits	—	(3,636)	(2,359)	(2,522)	—
Increase (decrease) from contract transactions	(25,209)	(37,336)	(44,463)	(107,565)	99,638
Net assets at beginning of year	1,054,351	1,369,110	341,982	747,371	554,948
Net assets at end of year	$1,202,374	$1,412,950	$317,408	$692,381	$817,365

Accumulation unit activity
Units outstanding at beginning of year	370,775	1,098,703	615,559	537,124	209,872
Contract purchase payments	18,954	55,582	41,733	20,747	10,262
Net transfers(1)	(16,994)	52,330	(64,897)	(11,529)	53,541
Transfers for policy loans	23,682	5,494	(8,574)	(1,045)	(1,811)
Policy charges	(10,748)	(63,434)	(14,740)	(18,976)	(4,665)
Contract terminations:
Surrender benefits	(26,293)	(79,620)	(12,749)	(54,734)	(6,703)
Death benefits	—	(2,875)	(3,282)	(1,783)	—
Units outstanding at end of year	359,376	1,066,180	553,050	469,804	260,496

(1)	Includes transfer activity from (to) other divisions and transfers from (to) RiverSource Life of NY’s fixed account.

See accompanying notes to financial statements.

RIVERSOURCE SUCCESSION SELECT VARIABLE LIFE INSURANCE NEW YORK – 2020 ANNUAL REPORT	43

Statement of Changes in Net Assets

Year ended December 31, 2019 (continued)	DWS Alt Asset Alloc VIP, Cl B	EV VT Floating-Rate Inc, Init Cl	Fid VIP Contrafund, Serv Cl 2	Fid VIP Gro & Inc, Serv Cl 2	Fid VIP Mid Cap, Serv Cl 2
Operations
Investment income (loss) — net	$6,323	$49,589	$(15,850)	$53,181	$11,452
Net realized gain (loss) on sales of investments	(299)	(2,942)	56,184	15,533	(73,951)
Distributions from capital gains	—	—	508,392	160,231	535,446
Net change in unrealized appreciation or depreciation of investments	18,939	37,611	608,452	222,604	475,750
Net increase (decrease) in net assets resulting from operations	24,963	84,258	1,157,178	451,549	948,697

Contract transactions
Contract purchase payments	26,144	32,234	155,262	71,193	225,239
Net transfers(1)	(6,957)	191,736	17,184	(194,418)	(343,060)
Transfers for policy loans	(964)	(15,867)	(18,243)	(38,317)	(33,427)
Policy charges	(7,660)	(27,412)	(102,805)	(44,326)	(114,103)
Contract terminations:
Surrender benefits	(2,857)	(60,614)	(241,512)	(180,635)	(282,959)
Death benefits	—	—	(2,273)	—	—
Increase (decrease) from contract transactions	7,706	120,077	(192,387)	(386,503)	(548,310)
Net assets at beginning of year	173,956	1,287,751	3,835,100	1,683,737	4,311,071
Net assets at end of year	$206,625	$1,492,086	$4,799,891	$1,748,783	$4,711,458

Accumulation unit activity
Units outstanding at beginning of year	179,313	906,460	1,895,495	1,195,453	3,180,691
Contract purchase payments	24,193	22,888	64,869	44,321	142,341
Net transfers(1)	(7,089)	169,755	11,977	(108,166)	(165,769)
Transfers for policy loans	(967)	(10,017)	(6,166)	(23,786)	(23,128)
Policy charges	(7,139)	(16,867)	(42,172)	(27,414)	(75,175)
Contract terminations:
Surrender benefits	(2,568)	(40,267)	(104,869)	(113,217)	(184,879)
Death benefits	—	—	(622)	—	—
Units outstanding at end of year	185,743	1,031,952	1,818,512	967,191	2,874,081

(1)	Includes transfer activity from (to) other divisions and transfers from (to) RiverSource Life of NY’s fixed account.

See accompanying notes to financial statements.

44	RIVERSOURCE SUCCESSION SELECT VARIABLE LIFE INSURANCE NEW YORK – 2020 ANNUAL REPORT

Statement of Changes in Net Assets

Year ended December 31, 2019 (continued)	Fid VIP Overseas, Serv Cl 2	Frank Global Real Est, Cl 2	Frank Inc, Cl 2	Frank Mutual Shares, Cl 2	Frank Sm Cap Val, Cl 2
Operations
Investment income (loss) — net	$9,808	$47,511	$8,667	$22,566	$11,588
Net realized gain (loss) on sales of investments	21,328	17,853	23	(10,007)	(61,939)
Distributions from capital gains	37,608	47,030	3,114	163,670	376,713
Net change in unrealized appreciation or depreciation of investments	175,307	327,116	14,825	157,676	185,625
Net increase (decrease) in net assets resulting from operations	244,051	439,510	26,629	333,905	511,987

Contract transactions
Contract purchase payments	64,901	103,682	11,797	83,806	96,283
Net transfers(1)	(165,205)	16,393	78,072	(24,183)	(46,114)
Transfers for policy loans	(10,319)	1,559	774	(60,079)	(8,964)
Policy charges	(19,336)	(83,981)	(5,508)	(34,865)	(65,077)
Contract terminations:
Surrender benefits	(60,712)	(118,119)	(23,676)	(79,704)	(104,107)
Death benefits	—	(2,596)	—	—	—
Increase (decrease) from contract transactions	(190,671)	(83,062)	61,459	(115,025)	(127,979)
Net assets at beginning of year	956,487	2,053,362	157,239	1,576,822	2,056,781
Net assets at end of year	$1,009,867	$2,409,810	$245,327	$1,795,702	$2,440,789

Accumulation unit activity
Units outstanding at beginning of year	851,685	969,100	151,750	787,957	745,636
Contract purchase payments	50,390	42,386	9,956	38,325	33,920
Net transfers(1)	(115,285)	15,809	67,707	(354)	(21,327)
Transfers for policy loans	(8,641)	(134)	671	(46,281)	(9,736)
Policy charges	(15,213)	(34,979)	(4,838)	(15,216)	(21,493)
Contract terminations:
Surrender benefits	(49,040)	(44,004)	(20,273)	(31,140)	(27,398)
Death benefits	—	(1,002)	—	—	—
Units outstanding at end of year	713,896	947,176	204,973	733,291	699,602

(1)	Includes transfer activity from (to) other divisions and transfers from (to) RiverSource Life of NY’s fixed account.

See accompanying notes to financial statements.

RIVERSOURCE SUCCESSION SELECT VARIABLE LIFE INSURANCE NEW YORK – 2020 ANNUAL REPORT	45

Statement of Changes in Net Assets

Year ended December 31, 2019 (continued)	GS VIT Mid Cap Val, Inst	GS VIT Multi-Strategy Alt, Advisor	GS VIT U.S. Eq Insights, Inst	Invesco Opp VI Global, Ser II	Inves Opp VI Gbl Strat Inc, Ser II
Operations
Investment income (loss) — net	$12,637	$784	$17,302	$415	$54,136
Net realized gain (loss) on sales of investments	(19,837)	(289)	22,511	8,141	(16,966)
Distributions from capital gains	213,147	—	90,012	222,290	—
Net change in unrealized appreciation or depreciation of investments	1,291,350	2,620	409,893	172,514	144,385
Net increase (decrease) in net assets resulting from operations	1,497,297	3,115	539,718	403,360	181,555

Contract transactions
Contract purchase payments	203,208	2,520	80,231	117,657	71,589
Net transfers(1)	(209,911)	(2,712)	(133,105)	15,167	140,015
Transfers for policy loans	(31,111)	(724)	(34,606)	(18,093)	(31,090)
Policy charges	(164,010)	(586)	(73,718)	(26,403)	(67,097)
Contract terminations:
Surrender benefits	(302,017)	(1,656)	(146,867)	(36,366)	(106,327)
Death benefits	(2,367)	—	(2)	—	(2,535)
Increase (decrease) from contract transactions	(506,208)	(3,158)	(308,067)	51,962	4,555
Net assets at beginning of year	5,010,597	40,017	2,277,143	1,307,268	1,843,592
Net assets at end of year	$6,001,686	$39,974	$2,508,794	$1,762,590	$2,029,702

Accumulation unit activity
Units outstanding at beginning of year	1,877,909	45,069	846,219	658,215	1,252,285
Contract purchase payments	64,625	2,698	26,125	56,341	45,793
Net transfers(1)	(37,823)	(2,931)	(39,166)	12,956	124,890
Transfers for policy loans	(29,481)	(771)	(10,556)	(8,970)	(21,227)
Policy charges	(49,580)	(628)	(24,274)	(12,086)	(42,576)
Contract terminations:
Surrender benefits	(104,115)	(1,810)	(57,330)	(14,980)	(73,069)
Death benefits	(738)	—	(1)	—	(1,522)
Units outstanding at end of year	1,720,797	41,627	741,017	691,476	1,284,574

(1)	Includes transfer activity from (to) other divisions and transfers from (to) RiverSource Life of NY’s fixed account.

See accompanying notes to financial statements.

46	RIVERSOURCE SUCCESSION SELECT VARIABLE LIFE INSURANCE NEW YORK – 2020 ANNUAL REPORT

Statement of Changes in Net Assets

Year ended December 31, 2019 (continued)	Inves Opp VI Mn St Sm Cap, Ser II	Invesco VI Am Fran, Ser II	Invesco VI Bal Risk Alloc, Ser II	Invesco VI Comstock, Ser II	Invesco VI Div Divd, Ser I
Operations
Investment income (loss) — net	$(5,494)	$(3,650)	$(892)	$3,014	$23,990
Net realized gain (loss) on sales of investments	(12,228)	5,209	(1,949)	1,028	12,156
Distributions from capital gains	114,972	111,712	—	39,042	56,336
Net change in unrealized appreciation or depreciation of investments	170,868	95,238	25,493	17,377	128,370
Net increase (decrease) in net assets resulting from operations	268,118	208,509	22,652	60,461	220,852

Contract transactions
Contract purchase payments	83,957	34,882	14,981	8,089	31,427
Net transfers(1)	(32,546)	(19,600)	72,756	37,676	(5,050)
Transfers for policy loans	(20,005)	(7,918)	(14,329)	(4,147)	(6,978)
Policy charges	(26,479)	(19,145)	(1,210)	(5,397)	(16,956)
Contract terminations:
Surrender benefits	(44,228)	(110,822)	(6,837)	(18,976)	(61,600)
Death benefits	—	—	—	(2,265)	—
Increase (decrease) from contract transactions	(39,301)	(122,603)	65,361	14,980	(59,157)
Net assets at beginning of year	1,056,648	626,670	150,566	237,677	942,604
Net assets at end of year	$1,285,465	$712,576	$238,579	$313,118	$1,104,299

Accumulation unit activity
Units outstanding at beginning of year	525,925	380,294	137,964	127,634	527,829
Contract purchase payments	37,742	17,837	12,211	3,676	15,302
Net transfers(1)	(7,140)	(9,707)	60,338	21,814	(3,674)
Transfers for policy loans	(11,349)	(4,469)	(12,322)	(1,833)	(4,669)
Policy charges	(11,094)	(9,846)	(985)	(2,591)	(8,336)
Contract terminations:
Surrender benefits	(15,550)	(56,467)	(5,282)	(11,068)	(30,053)
Death benefits	—	—	—	(665)	—
Units outstanding at end of year	518,534	317,642	191,924	136,967	496,399

(1)	Includes transfer activity from (to) other divisions and transfers from (to) RiverSource Life of NY’s fixed account.

See accompanying notes to financial statements.

RIVERSOURCE SUCCESSION SELECT VARIABLE LIFE INSURANCE NEW YORK – 2020 ANNUAL REPORT	47

Statement of Changes in Net Assets

Year ended December 31, 2019 (continued)	Invesco VI Intl Gro, Ser II	Invesco VI Tech, Ser I	Ivy VIP Asset Strategy, Cl II	Janus Hend VIT Gbl Tech Innov, Srv	Janus Henderson VIT Overseas, Serv
Operations
Investment income (loss) — net	$8,453	$(4,348)	$2,214	$(10,100)	$20,386
Net realized gain (loss) on sales of investments	27,362	27,858	(740)	121,296	(49,088)
Distributions from capital gains	78,333	54,083	5,446	126,358	—
Net change in unrealized appreciation or depreciation of investments	168,513	114,469	14,592	370,502	412,363
Net increase (decrease) in net assets resulting from operations	282,661	192,062	21,512	608,056	383,661

Contract transactions
Contract purchase payments	49,227	30,718	7,987	62,442	84,754
Net transfers(1)	(43,722)	(4,703)	25,142	52,818	(91,043)
Transfers for policy loans	(3,516)	(2,600)	11,086	(35,178)	(18,184)
Policy charges	(27,199)	(17,258)	(1,062)	(37,577)	(59,587)
Contract terminations:
Surrender benefits	(68,125)	(15,349)	(11,851)	(136,524)	(104,559)
Death benefits	—	—	—	—	—
Increase (decrease) from contract transactions	(93,335)	(9,192)	31,302	(94,019)	(188,619)
Net assets at beginning of year	1,043,052	552,028	88,928	1,418,929	1,575,562
Net assets at end of year	$1,232,378	$734,898	$141,742	$1,932,966	$1,770,604

Accumulation unit activity
Units outstanding at beginning of year	698,865	172,870	93,602	527,521	1,060,110
Contract purchase payments	25,686	7,884	7,138	14,487	51,338
Net transfers(1)	(44,333)	227	23,662	19,973	(51,512)
Transfers for policy loans	(1,143)	(532)	10,461	(14,203)	(18,509)
Policy charges	(16,279)	(4,422)	(954)	(10,817)	(36,551)
Contract terminations:
Surrender benefits	(45,325)	(3,582)	(10,904)	(50,849)	(68,122)
Death benefits	—	—	—	—	—
Units outstanding at end of year	617,471	172,445	123,005	486,112	936,754

(1)	Includes transfer activity from (to) other divisions and transfers from (to) RiverSource Life of NY’s fixed account.

See accompanying notes to financial statements.

48	RIVERSOURCE SUCCESSION SELECT VARIABLE LIFE INSURANCE NEW YORK – 2020 ANNUAL REPORT

Statement of Changes in Net Assets

Year ended December 31, 2019 (continued)	Janus Henderson VIT Res, Serv	Lazard Ret Global Dyn MA, Serv	MFS Mass Inv Gro Stock, Serv Cl	MFS New Dis, Serv Cl	MFS Utilities, Serv Cl
Operations
Investment income (loss) — net	$(1,843)	$(407)	$(6,359)	$(9,873)	$39,612
Net realized gain (loss) on sales of investments	28,132	(1,107)	45,973	26,008	40,912
Distributions from capital gains	48,680	95	180,506	343,770	3,684
Net change in unrealized appreciation or depreciation of investments	60,093	15,469	495,178	189,688	182,177
Net increase (decrease) in net assets resulting from operations	135,062	14,050	715,298	549,593	266,385

Contract transactions
Contract purchase payments	16,178	609	59,118	66,614	71,538
Net transfers(1)	(15,968)	(20,391)	71,875	3,647	(139,850)
Transfers for policy loans	(2,397)	(1,122)	(53,036)	(4,558)	(11,381)
Policy charges	(13,044)	(413)	(60,262)	(49,590)	(56,346)
Contract terminations:
Surrender benefits	(57,401)	(7,449)	(126,606)	(33,024)	(142,809)
Death benefits	—	—	(1)	(2,299)	(2,568)
Increase (decrease) from contract transactions	(72,632)	(28,766)	(108,912)	(19,210)	(281,416)
Net assets at beginning of year	418,916	82,768	1,886,609	1,357,481	1,190,174
Net assets at end of year	$481,346	$68,052	$2,492,995	$1,887,864	$1,175,143

Accumulation unit activity
Units outstanding at beginning of year	192,714	72,808	1,440,131	474,306	460,156
Contract purchase payments	5,747	462	37,099	15,640	27,155
Net transfers(1)	(10,151)	(14,522)	42,593	22,318	(69,522)
Transfers for policy loans	(937)	(927)	(30,606)	(1,831)	(2,806)
Policy charges	(5,029)	(331)	(38,039)	(14,149)	(20,684)
Contract terminations:
Surrender benefits	(24,876)	(5,890)	(80,111)	(7,212)	(38,459)
Death benefits	—	—	(1)	(476)	(908)
Units outstanding at end of year	157,468	51,600	1,371,066	488,596	354,932

(1)	Includes transfer activity from (to) other divisions and transfers from (to) RiverSource Life of NY’s fixed account.

See accompanying notes to financial statements.

RIVERSOURCE SUCCESSION SELECT VARIABLE LIFE INSURANCE NEW YORK – 2020 ANNUAL REPORT	49

Statement of Changes in Net Assets

Year ended December 31, 2019 (continued)	MS VIF Dis, Cl II	MS VIF Global Real Est, Cl II	NB AMT US Eq Index PW Strat, Cl S	PIMCO VIT All Asset, Advisor Cl	PIMCO VIT Tot Return, Advisor Cl
Operations
Investment income (loss) — net	$(4,070)	$6,786	$13	$22,714	$4,363
Net realized gain (loss) on sales of investments	3,877	6,849	(96)	(2,432)	305
Distributions from capital gains	85,565	17,121	—	—	—
Net change in unrealized appreciation or depreciation of investments	77,265	23,226	1,379	91,300	7,903
Net increase (decrease) in net assets resulting from operations	162,637	53,982	1,296	111,582	12,571

Contract transactions
Contract purchase payments	31,040	18,902	3,085	107,633	2,815
Net transfers(1)	82,279	37,999	(1,618)	(92,960)	126,023
Transfers for policy loans	(2,739)	(3,237)	(65)	2,133	(5,139)
Policy charges	(17,827)	(11,225)	(462)	(34,848)	(3,355)
Contract terminations:
Surrender benefits	(28,192)	(8,606)	(73)	(65,843)	(8,814)
Death benefits	—	—	—	—	—
Increase (decrease) from contract transactions	64,561	33,833	867	(83,885)	111,530
Net assets at beginning of year	442,162	304,062	8,647	1,055,488	132,392
Net assets at end of year	$669,360	$391,877	$10,810	$1,083,185	$256,493

Accumulation unit activity
Units outstanding at beginning of year	197,568	212,990	9,013	718,778	118,437
Contract purchase payments	10,604	10,955	3,056	71,651	2,479
Net transfers(1)	13,571	28,378	(1,745)	(59,386)	113,763
Transfers for policy loans	(302)	(2,659)	(72)	1,955	(4,659)
Policy charges	(5,950)	(7,670)	(460)	(22,534)	(2,997)
Contract terminations:
Surrender benefits	(11,216)	(6,499)	—	(43,871)	(5,627)
Death benefits	—	—	—	—	—
Units outstanding at end of year	204,275	235,495	9,792	666,593	221,396

(1)	Includes transfer activity from (to) other divisions and transfers from (to) RiverSource Life of NY’s fixed account.

See accompanying notes to financial statements.

50	RIVERSOURCE SUCCESSION SELECT VARIABLE LIFE INSURANCE NEW YORK – 2020 ANNUAL REPORT

Statement of Changes in Net Assets

Year ended December 31, 2019 (continued)	Put VT Global Hlth Care, Cl IB	Put VT Intl Eq, Cl IB	Put VT Sus Leaders, Cl IB	Temp Global Bond, Cl 2	VanEck VIP Global Gold, Cl S
Operations
Investment income (loss) — net	$(5,820)	$1,492	$14	$11,694	$(851)
Net realized gain (loss) on sales of investments	(14,768)	(832)	2,998	183	(882)
Distributions from capital gains	44,130	298	16,389	—	—
Net change in unrealized appreciation or depreciation of investments	226,581	33,785	13,600	(10,004)	56,938
Net increase (decrease) in net assets resulting from operations	250,123	34,743	33,001	1,873	55,205

Contract transactions
Contract purchase payments	32,799	5,648	1,607	7,468	14,085
Net transfers(1)	(5,809)	(15,603)	(7,537)	28,557	(23,107)
Transfers for policy loans	(18,853)	(7,924)	(18,198)	(768)	(12,955)
Policy charges	(18,583)	(4,104)	(2,634)	(4,183)	(2,379)
Contract terminations:
Surrender benefits	(66,139)	(9,656)	(11,066)	(6,332)	(3,660)
Death benefits	—	—	—	—	—
Increase (decrease) from contract transactions	(76,585)	(31,639)	(37,828)	24,742	(28,016)
Net assets at beginning of year	881,944	156,985	113,941	173,929	182,815
Net assets at end of year	$1,055,482	$160,089	$109,114	$200,544	$210,004

Accumulation unit activity
Units outstanding at beginning of year	307,128	97,678	45,019	176,151	228,582
Contract purchase payments	10,680	2,940	520	7,220	14,573
Net transfers(1)	3,810	(7,530)	(1,438)	28,163	(34,247)
Transfers for policy loans	(5,857)	(4,062)	(6,948)	(751)	(13,019)
Policy charges	(5,744)	(2,157)	(888)	(4,154)	(2,556)
Contract terminations:
Surrender benefits	(21,405)	(4,932)	(3,627)	(6,509)	(3,372)
Death benefits	—	—	—	—	—
Units outstanding at end of year	288,612	81,937	32,638	200,120	189,961

(1)	Includes transfer activity from (to) other divisions and transfers from (to) RiverSource Life of NY’s fixed account.

See accompanying notes to financial statements.

RIVERSOURCE SUCCESSION SELECT VARIABLE LIFE INSURANCE NEW YORK – 2020 ANNUAL REPORT	51

Statement of Changes in Net Assets

Year ended December 31, 2019 (continued)	VP Aggr, Cl 2	VP Aggr, Cl 4	VP Conserv, Cl 2	VP Conserv, Cl 4	VP Man Vol Conserv, Cl 2
Operations
Investment income (loss) — net	$(69,371)	$(103,989)	$(4,460)	$(3,925)	$(147)
Net realized gain (loss) on sales of investments	420,310	841,736	11,788	10,585	860
Distributions from capital gains	—	—	—	—	—
Net change in unrealized appreciation or depreciation of investments	2,712,503	2,864,821	42,686	52,917	1,491
Net increase (decrease) in net assets resulting from operations	3,063,442	3,602,568	50,014	59,577	2,204

Contract transactions
Contract purchase payments	1,371,621	850,403	76,207	34,497	98
Net transfers(1)	(771,814)	(138,541)	44,474	334,489	8,888
Transfers for policy loans	(20,771)	2,443	(21,814)	(47)	(1,680)
Policy charges	(384,984)	(436,936)	(46,270)	(37,336)	(578)
Contract terminations:
Surrender benefits	(131,925)	(721,980)	(22)	(59,812)	—
Death benefits	—	—	(2,492)	—	—
Increase (decrease) from contract transactions	62,127	(444,611)	50,083	271,791	6,728
Net assets at beginning of year	14,705,419	17,256,540	528,202	567,048	15,716
Net assets at end of year	$17,830,988	$20,414,497	$628,299	$898,416	$24,648

Accumulation unit activity
Units outstanding at beginning of year	9,421,879	10,946,249	422,036	444,937	14,848
Contract purchase payments	795,066	470,593	57,342	25,090	91
Net transfers(1)	(394,359)	(23,920)	30,620	270,392	8,006
Transfers for policy loans	(17,392)	2,701	(16,044)	(48)	(1,448)
Policy charges	(221,223)	(252,016)	(34,921)	(27,754)	(509)
Contract terminations:
Surrender benefits	(69,911)	(435,404)	(11)	(44,371)	—
Death benefits	—	—	(1,874)	—	—
Units outstanding at end of year	9,514,060	10,708,203	457,148	668,246	20,988

(1)	Includes transfer activity from (to) other divisions and transfers from (to) RiverSource Life of NY’s fixed account.

See accompanying notes to financial statements.

52	RIVERSOURCE SUCCESSION SELECT VARIABLE LIFE INSURANCE NEW YORK – 2020 ANNUAL REPORT

Statement of Changes in Net Assets

Year ended December 31, 2019 (continued)	VP Man Vol Conserv Gro, Cl 2	VP Man Vol Gro, Cl 2	VP Man Vol Mod Gro, Cl 2	VP Mod, Cl 2	VP Mod, Cl 4
Operations
Investment income (loss) — net	$(430)	$(5,247)	$(5,468)	$(163,242)	$(199,908)
Net realized gain (loss) on sales of investments	1,833	4,466	18,970	608,504	2,121,927
Distributions from capital gains	—	—	—	—	—
Net change in unrealized appreciation or depreciation of investments	6,061	270,557	204,477	3,136,129	3,254,773
Net increase (decrease) in net assets resulting from operations	7,464	269,776	217,979	3,581,391	5,176,792

Contract transactions
Contract purchase payments	1,119	63,131	85,111	1,655,181	1,696,182
Net transfers(1)	—	37,181	185,493	876,732	(874,104)
Transfers for policy loans	—	(1,696)	(3,160)	(126,766)	(195,291)
Policy charges	(754)	(19,894)	(51,707)	(883,958)	(1,477,719)
Contract terminations:
Surrender benefits	(18,543)	(26)	(196,360)	(1,737,470)	(4,432,591)
Death benefits	—	—	—	(7,773)	—
Increase (decrease) from contract transactions	(18,178)	78,696	19,377	(224,054)	(5,283,523)
Net assets at beginning of year	59,021	1,478,364	1,397,218	23,208,214	35,674,577
Net assets at end of year	$48,307	$1,826,836	$1,634,574	$26,565,551	$35,567,846

Accumulation unit activity
Units outstanding at beginning of year	55,766	1,367,642	1,290,769	16,008,210	24,896,688
Contract purchase payments	983	52,341	71,106	1,066,192	1,092,107
Net transfers(1)	—	31,922	156,501	556,905	(568,996)
Transfers for policy loans	—	(1,497)	(2,580)	(84,553)	(108,943)
Policy charges	(658)	(16,717)	(43,509)	(557,451)	(927,921)
Contract terminations:
Surrender benefits	(15,615)	—	(168,371)	(1,148,435)	(3,012,756)
Death benefits	—	—	—	(4,850)	—
Units outstanding at end of year	40,476	1,433,691	1,303,916	15,836,018	21,370,179

(1)	Includes transfer activity from (to) other divisions and transfers from (to) RiverSource Life of NY’s fixed account.

See accompanying notes to financial statements.

RIVERSOURCE SUCCESSION SELECT VARIABLE LIFE INSURANCE NEW YORK – 2020 ANNUAL REPORT	53

Statement of Changes in Net Assets

Year ended December 31, 2019 (continued)	VP Mod Aggr, Cl 2	VP Mod Aggr, Cl 4	VP Mod Conserv, Cl 2	VP Mod Conserv, Cl 4	VP Ptnrs Core Eq, Cl 3
Operations
Investment income (loss) — net	$(194,293)	$(302,744)	$(15,539)	$(21,812)	$(2,187)
Net realized gain (loss) on sales of investments	831,114	3,394,131	87,542	164,665	40,875
Distributions from capital gains	—	—	—	—	—
Net change in unrealized appreciation or depreciation of investments	4,872,424	6,537,574	182,621	364,293	39,444
Net increase (decrease) in net assets resulting from operations	5,509,245	9,628,961	254,624	507,146	78,132

Contract transactions
Contract purchase payments	2,684,632	2,621,085	142,865	344,568	10,218
Net transfers(1)	(584,433)	(1,534,491)	(207,771)	(4,403)	(1,609)
Transfers for policy loans	(456,195)	63,260	12,244	9,276	(3,066)
Policy charges	(957,694)	(1,434,690)	(151,129)	(314,248)	(5,989)
Contract terminations:
Surrender benefits	(776,342)	(4,215,918)	(141,662)	(363,810)	(56,853)
Death benefits	—	(39,517)	—	—	(2,292)
Increase (decrease) from contract transactions	(90,032)	(4,540,271)	(345,453)	(328,617)	(59,591)
Net assets at beginning of year	30,498,820	54,778,155	2,168,108	4,111,503	324,695
Net assets at end of year	$35,918,033	$59,866,845	$2,077,279	$4,290,032	$343,236

Accumulation unit activity
Units outstanding at beginning of year	20,043,012	35,799,561	1,598,065	2,995,668	171,128
Contract purchase payments	1,625,410	1,571,782	99,837	230,380	4,773
Net transfers(1)	(308,160)	(679,434)	(149,481)	7,095	(6,547)
Transfers for policy loans	(252,135)	37,622	8,237	6,356	(2,194)
Policy charges	(576,666)	(842,450)	(103,487)	(214,095)	(2,877)
Contract terminations:
Surrender benefits	(439,249)	(2,656,492)	(96,361)	(245,044)	(31,690)
Death benefits	—	(22,251)	—	—	(721)
Units outstanding at end of year	20,092,212	33,208,338	1,356,810	2,780,360	131,872

(1)	Includes transfer activity from (to) other divisions and transfers from (to) RiverSource Life of NY’s fixed account.

See accompanying notes to financial statements.

54	RIVERSOURCE SUCCESSION SELECT VARIABLE LIFE INSURANCE NEW YORK – 2020 ANNUAL REPORT

Statement of Changes in Net Assets

Year ended December 31, 2019 (continued)	VP Ptnrs Sm Cap Val, Cl 3	Wanger Intl	Wanger USA	WF VT Index Asset Alloc, Cl 2	WF VT Intl Eq, Cl 2
Operations
Investment income (loss) — net	$(3,096)	$11,601	$(18,755)	$3,150	$30,431
Net realized gain (loss) on sales of investments	30,574	(143,934)	(235,391)	12,480	(67,853)
Distributions from capital gains	—	419,759	1,109,540	32,180	412,977
Net change in unrealized appreciation or depreciation of investments	76,253	874,364	764,493	41,560	(239,940)
Net increase (decrease) in net assets resulting from operations	103,731	1,161,790	1,619,887	89,370	135,615

Contract transactions
Contract purchase payments	24,421	231,299	203,561	18,221	45,113
Net transfers(1)	15,810	(146,044)	(150,917)	(8,213)	41,536
Transfers for policy loans	(1,406)	(63,610)	(81,670)	(28,165)	(16,908)
Policy charges	(13,675)	(130,117)	(180,304)	(12,485)	(30,070)
Contract terminations:
Surrender benefits	(78,673)	(332,186)	(473,459)	(13,715)	(62,331)
Death benefits	—	(1)	—	—	—
Increase (decrease) from contract transactions	(53,523)	(440,659)	(682,789)	(44,357)	(22,660)
Net assets at beginning of year	555,389	4,160,299	5,574,047	482,418	933,947
Net assets at end of year	$605,597	$4,881,430	$6,511,145	$527,431	$1,046,902

Accumulation unit activity
Units outstanding at beginning of year	224,970	1,983,030	1,685,545	314,878	545,864
Contract purchase payments	8,127	100,119	52,164	10,168	24,197
Net transfers(1)	9,052	(2,935)	(25,531)	3,714	22,353
Transfers for policy loans	(337)	(39,815)	(17,017)	(18,898)	(9,463)
Policy charges	(4,630)	(53,176)	(46,435)	(7,570)	(16,302)
Contract terminations:
Surrender benefits	(29,088)	(158,718)	(149,368)	(4,826)	(34,261)
Death benefits	—	—	—	—	—
Units outstanding at end of year	208,094	1,828,505	1,499,358	297,466	532,388

(1)	Includes transfer activity from (to) other divisions and transfers from (to) RiverSource Life of NY’s fixed account.

See accompanying notes to financial statements.

RIVERSOURCE SUCCESSION SELECT VARIABLE LIFE INSURANCE NEW YORK – 2020 ANNUAL REPORT	55

Statement of Changes in Net Assets

Year ended December 31, 2019 (continued)	WF VT Opp, Cl 2	WF VT Sm Cap Gro, Cl 2
Operations
Investment income (loss) — net	$(2,224)	$(4,847)
Net realized gain (loss) on sales of investments	10,699	8,681
Distributions from capital gains	132,087	196,896
Net change in unrealized appreciation or depreciation of investments	171,356	45,719
Net increase (decrease) in net assets resulting from operations	311,918	246,449

Contract transactions
Contract purchase payments	60,761	63,629
Net transfers(1)	(23,891)	70,409
Transfers for policy loans	(11,492)	(31,983)
Policy charges	(27,347)	(29,533)
Contract terminations:
Surrender benefits	(81,506)	(72,798)
Death benefits	—	—
Increase (decrease) from contract transactions	(83,475)	(276)
Net assets at beginning of year	1,047,870	1,003,048
Net assets at end of year	$1,276,313	$1,249,221

Accumulation unit activity
Units outstanding at beginning of year	378,651	367,524
Contract purchase payments	21,163	23,167
Net transfers(1)	(7,517)	35,670
Transfers for policy loans	(4,960)	(13,388)
Policy charges	(8,756)	(9,291)
Contract terminations:
Surrender benefits	(24,386)	(22,789)
Death benefits	—	—
Units outstanding at end of year	354,195	380,893

(1)	Includes transfer activity from (to) other divisions and transfers from (to) RiverSource Life of NY’s fixed account.

See accompanying notes to financial statements.

56	RIVERSOURCE SUCCESSION SELECT VARIABLE LIFE INSURANCE NEW YORK – 2020 ANNUAL REPORT

Notes to Financial Statements

1.  ORGANIZATION

RiverSource of New York Account 8 (the Account) was established under New York law as a segregated asset account of RiverSource Life Insurance Co. of New York (RiverSource Life of NY). The Account is registered as a unit investment trust under the Investment Company Act of 1940, as amended (the 1940 Act) and exists in accordance with the rules and regulations of the New York State Department of Financial Services.

The Account is used as a funding vehicle for RiverSource Succession Select® Variable Life Insurance (Succession Select) policies issued by RiverSource Life of NY.

The Account is comprised of various divisions. Each division invests exclusively in shares of the following funds or portfolios (collectively, the Funds), which are registered under the 1940 Act as open-end management investment companies. The name of each Fund offered through Succession Select policies and the corresponding division name are provided below. There are various other divisions offered in the Account that are not available under Succession Select policies. Each division is comprised of subaccounts. Individual variable life insurance policies invest in subaccounts. For each division, the financial statements are comprised of a statement of assets and liabilities as of December 31, 2020, a related statement of operations for the year then ended and statements of changes in net assets for each of the two years in the period then ended, all presented to reflect a full twelve month period. These financial statements are of the Divisions of the Account offered through Succession Select.

Division	Fund
AB VPS Dyn Asset Alloc, Cl B	AB VPS Dynamic Asset Allocation Portfolio (Class B)
AB VPS Gro & Inc, Cl B	AB VPS Growth and Income Portfolio (Class B)
AB VPS Intl Val, Cl B	AB VPS International Value Portfolio (Class B)
AB VPS Lg Cap Gro, Cl B	AB VPS Large Cap Growth Portfolio (Class B)
ALPS Alerian Engy Infr, Class III	ALPS/Alerian Energy Infrastructure Portfolio: Class III
AC VP Intl, Cl II	American Century VP International, Class II
AC VP Val, Cl II	American Century VP Value, Class II
BlackRock Global Alloc, Cl III	BlackRock Global Allocation V.I. Fund (Class III)
Calvert VP SRI Bal, Cl I	Calvert VP SRI Balanced Portfolio – Class I
Col VP Bal, Cl 3	Columbia Variable Portfolio – Balanced Fund (Class 3)
Col VP Disciplined Core, Cl 3	Columbia Variable Portfolio – Disciplined Core Fund (Class 3)
Col VP Divd Opp, Cl 3	Columbia Variable Portfolio – Dividend Opportunity Fund (Class 3)
Col VP Emer Mkts, Cl 3	Columbia Variable Portfolio – Emerging Markets Fund (Class 3)
Col VP Global Strategic Inc, Cl 3	Columbia Variable Portfolio – Global Strategic Income Fund (Class 3)
Col VP Govt Money Mkt, Cl 3	Columbia Variable Portfolio – Government Money Market Fund (Class 3)
Col VP Hi Yield Bond, Cl 3	Columbia Variable Portfolio – High Yield Bond Fund (Class 3)
Col VP Inc Opp, Cl 3	Columbia Variable Portfolio – Income Opportunities Fund (Class 3)
Col VP Inter Bond, Cl 3	Columbia Variable Portfolio – Intermediate Bond Fund (Class 3)
Col VP Lg Cap Gro, Cl 3	Columbia Variable Portfolio – Large Cap Growth Fund (Class 3)
Col VP Lg Cap Index, Cl 3	Columbia Variable Portfolio – Large Cap Index Fund (Class 3)
Col VP Limited Duration Cr, Cl 2	Columbia Variable Portfolio – Limited Duration Credit Fund (Class 2)
Col VP Mid Cap Gro, Cl 3	Columbia Variable Portfolio – Mid Cap Growth Fund (Class 3)
Col VP Overseas Core, Cl 3	Columbia Variable Portfolio – Overseas Core Fund (Class 3)
Col VP Select Lg Cap Val, Cl 3	Columbia Variable Portfolio – Select Large Cap Value Fund (Class 3)
Col VP Select Mid Cap Val, Cl 3	Columbia Variable Portfolio – Select Mid Cap Value Fund (Class 3)
Col VP Select Sm Cap Val, Cl 3	Columbia Variable Portfolio – Select Small Cap Value Fund (Class 3)
Col VP US Govt Mtge, Cl 3	Columbia Variable Portfolio – U.S. Government Mortgage Fund (Class 3)
CS Commodity Return	Credit Suisse Trust – Commodity Return Strategy Portfolio
CTIVP BR Gl Infl Prot Sec, Cl 3	CTIVP® – BlackRock Global Inflation-Protected Securities Fund (Class 3)
CTIVP Vty Sycamore Estb Val, Cl 3	CTIVP® – Victory Sycamore Established Value Fund (Class 3)
DWS Alt Asset Alloc VIP, Cl B	DWS Alternative Asset Allocation VIP, Class B
EV VT Floating-Rate Inc, Init Cl	Eaton Vance VT Floating-Rate Income Fund – Initial Class
Fid VIP Contrafund, Serv Cl 2	Fidelity® VIP ContrafundSM Portfolio Service Class 2
Fid VIP Gro & Inc, Serv Cl 2	Fidelity® VIP Growth & Income Portfolio Service Class 2
Fid VIP Mid Cap, Serv Cl 2	Fidelity® VIP Mid Cap Portfolio Service Class 2
Fid VIP Overseas, Serv Cl 2	Fidelity® VIP Overseas Portfolio Service Class 2
Frank Global Real Est, Cl 2	Franklin Global Real Estate VIP Fund – Class 2
Frank Inc, Cl 2	Franklin Income VIP Fund – Class 2
Frank Mutual Shares, Cl 2	Franklin Mutual Shares VIP Fund – Class 2
Frank Sm Cap Val, Cl 2	Franklin Small Cap Value VIP Fund – Class 2
GS VIT Mid Cap Val, Inst	Goldman Sachs VIT Mid Cap Value Fund – Institutional Shares
GS VIT Multi-Strategy Alt, Advisor	Goldman Sachs VIT Multi-Strategy Alternatives Portfolio – Advisor Shares
GS VIT U.S. Eq Insights, Inst	Goldman Sachs VIT U.S. Equity Insights Fund – Institutional Shares

RIVERSOURCE SUCCESSION SELECT VARIABLE LIFE INSURANCE NEW YORK – 2020 ANNUAL REPORT	57

Division	Fund
Inv Opp VI Dis Mid Cap Gro, Ser I

Invesco Oppenheimer V.I. Discovery Mid Cap Growth Fund, Series I Shares(1)
(effective on or about April 30, 2021, this Fund will be renamed to Invesco V.I. Discovery Mid Cap Growth Fund, Series I Shares)

Invesco Opp VI Global, Ser II	Invesco Oppenheimer V.I. Global Fund, Series II Shares (effective on or about April 30, 2021, this Fund will be renamed to Invesco V.I. Global Fund, Series II Shares)
Inves Opp VI Gbl Strat Inc, Ser II	Invesco Oppenheimer V.I. Global Strategic Income Fund, Series II Shares (effective on or about April 30, 2021, this Fund will be renamed to Invesco V.I. Global Strategic Income Fund, Series II Shares)
Inves Opp VI Mn St Sm Cap, Ser II	Invesco Oppenheimer V.I. Main Street Small Cap Fund, Series II Shares (effective on or about April 30, 2021, this Fund will be renamed to Invesco V.I. Main Street Small Cap Fund®, Series II Shares)
Invesco VI Am Fran, Ser II	Invesco V.I. American Franchise Fund, Series II Shares
Invesco VI Bal Risk Alloc, Ser II	Invesco V.I. Balanced-Risk Allocation Fund, Series II Shares
Invesco VI Comstock, Ser II	Invesco V.I. Comstock Fund, Series II Shares
Invesco VI Div Divd, Ser I	Invesco V.I. Diversified Dividend Fund, Series I Shares
Invesco VI Intl Gro, Ser II	Invesco V.I. International Growth Fund, Series II Shares
Invesco VI Tech, Ser I	Invesco V.I. Technology Fund, Series I Shares
Ivy VIP Asset Strategy, Cl II	Ivy VIP Asset Strategy, Class II
Janus Hend VIT Gbl Tech Innov, Srv	Janus Henderson VIT Global Technology and Innovation Portfolio: Service Shares (previously Janus Henderson VIT Global Technology Portfolio: Service Shares)
Janus Henderson VIT Overseas, Serv	Janus Henderson VIT Overseas Portfolio: Service Shares
Janus Henderson VIT Res, Serv	Janus Henderson VIT Research Portfolio: Service Shares
Lazard Ret Global Dyn MA, Serv	Lazard Retirement Global Dynamic Multi-Asset Portfolio – Service Shares
MFS Mass Inv Gro Stock, Serv Cl	MFS® Massachusetts Investors Growth Stock Portfolio – Service Class
MFS New Dis, Serv Cl	MFS® New Discovery Series – Service Class
MFS Utilities, Serv Cl	MFS® Utilities Series – Service Class
MS VIF Dis, Cl II	Morgan Stanley VIF Discovery Portfolio, Class II Shares
MS VIF Global Real Est, Cl II	Morgan Stanley VIF Global Real Estate Portfolio, Class II Shares
NB AMT US Eq Index PW Strat, Cl S	Neuberger Berman AMT U.S. Equity Index PutWrite Strategy Portfolio (Class S)
PIMCO VIT All Asset, Advisor Cl	PIMCO VIT All Asset Portfolio, Advisor Class
PIMCO VIT Tot Return, Advisor Cl	PIMCO VIT Total Return Portfolio, Advisor Class
Put VT Global Hlth Care, Cl IB	Putnam VT Global Health Care Fund – Class IB Shares
Put VT Intl Eq, Cl IB	Putnam VT International Equity Fund – Class IB Shares
Put VT Sus Leaders, Cl IB	Putnam VT Sustainable Leaders Fund – Class IB Shares
Temp Global Bond, Cl 2	Templeton Global Bond VIP Fund – Class 2
VanEck VIP Global Gold, Cl S	VanEck VIP Global Gold Fund (Class S Shares)
VP Aggr, Cl 2	Variable Portfolio – Aggressive Portfolio (Class 2)
VP Aggr, Cl 4	Variable Portfolio – Aggressive Portfolio (Class 4)
VP Conserv, Cl 2	Variable Portfolio – Conservative Portfolio (Class 2)
VP Conserv, Cl 4	Variable Portfolio – Conservative Portfolio (Class 4)
VP Man Vol Conserv, Cl 2	Variable Portfolio – Managed Volatility Conservative Fund (Class 2)
VP Man Vol Conserv Gro, Cl 2	Variable Portfolio – Managed Volatility Conservative Growth Fund (Class 2)
VP Man Vol Gro, Cl 2	Variable Portfolio – Managed Volatility Growth Fund (Class 2)
VP Man Vol Mod Gro, Cl 2	Variable Portfolio – Managed Volatility Moderate Growth Fund (Class 2)
VP Mod, Cl 2	Variable Portfolio – Moderate Portfolio (Class 2)
VP Mod, Cl 4	Variable Portfolio – Moderate Portfolio (Class 4)
VP Mod Aggr, Cl 2	Variable Portfolio – Moderately Aggressive Portfolio (Class 2)
VP Mod Aggr, Cl 4	Variable Portfolio – Moderately Aggressive Portfolio (Class 4)
VP Mod Conserv, Cl 2	Variable Portfolio – Moderately Conservative Portfolio (Class 2)
VP Mod Conserv, Cl 4	Variable Portfolio – Moderately Conservative Portfolio (Class 4)
VP Ptnrs Core Eq, Cl 3	Variable Portfolio – Partners Core Equity Fund (Class 3)
VP Ptnrs Sm Cap Val, Cl 3	Variable Portfolio – Partners Small Cap Value Fund (Class 3)
Wanger Intl	Wanger International
Wanger USA	Wanger USA
WF VT Index Asset Alloc, Cl 2	Wells Fargo VT Index Asset Allocation Fund – Class 2
WF VT Intl Eq, Cl 2	Wells Fargo VT International Equity Fund – Class 2
WF VT Opp, Cl 2	Wells Fargo VT Opportunity Fund – Class 2
WF VT Sm Cap Gro, Cl 2	Wells Fargo VT Small Cap Growth Fund – Class 2

(1)	For the period April 24, 2020 (commencement of operations) to December 31, 2020.

The assets of each division of the Account are not chargeable with liabilities arising out of the business conducted by any other segregated asset account or by RiverSource Life of NY.

RiverSource Life of NY serves as issuer of the policy.

2.  SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

Investments in the Funds

Investment transactions are accounted for on the date the shares are purchased and sold. Realized gains and losses on the sales of investments are computed using the average cost method. Income from dividends and gains from realized capital gain distributions are reinvested in additional shares of the Funds and are recorded as income by the divisions on the ex-dividend date.

58	RIVERSOURCE SUCCESSION SELECT VARIABLE LIFE INSURANCE NEW YORK – 2020 ANNUAL REPORT

Unrealized appreciation or depreciation of investments in the accompanying financial statements represents the division’s share of the Funds’ undistributed net investment income, undistributed realized gain or loss and the unrealized appreciation or depreciation on their investment securities.

The Account categorizes its fair value measurements according to a three-level hierarchy. This hierarchy prioritizes the inputs used by the Account to value investment securities. A level is assigned to each fair value measurement based on the lowest level input that is significant to the fair value measurement in its entirety. The three levels of the fair value hierarchy are defined as follows:

Level 1 – Unadjusted quoted prices for identical assets or liabilities in active markets that are accessible at the measurement date.

Level 2 – Prices or valuations based on observable inputs other than quoted prices in active markets for identical assets and liabilities.

Level 3 – Prices or valuations that require inputs that are both significant to the fair value measurement and unobservable.

The Funds in the Accounts have been measured at fair value using the net asset value per share (or its equivalent) as a practical expedient and are therefore not categorized in the fair value hierarchy. There were no transfers between levels in the period ended December 31, 2020.

Federal Income Taxes

RiverSource Life of NY is taxed as a life insurance company. The Account is treated as part of RiverSource Life of NY for federal income tax purposes. Under existing federal income tax law, no income taxes are payable with respect to any investment income of the Account to the extent the earnings are credited under the policies. Based on this, no charge is being made currently to the Account for federal income taxes. RiverSource Life of NY will review periodically the status of this policy. In the event of changes in the tax law, a charge may be made in future years for any federal income taxes that would be attributable to the policies.

Subsequent Events

Management has evaluated Account related events and transactions that occurred through the date the financial statements were issued. Management noted there were no items requiring adjustments or additional disclosures in the Account’s financial statements.

Use of Estimates

The preparation of financial statements in conformity with U.S. generally accepted accounting principles requires management to make estimates and assumptions that affect the amounts reported in the financial statements. Actual results could differ from those estimates.

Recent Accounting Pronouncement

Accounting Standards Update 2018-13 Disclosure Framework - Changes to the Disclosure Requirements for Fair Value Measurement

In August 2018, the Financial Accounting Standards Board issued Accounting Standards Update (ASU) No. 2018-13 Disclosure Framework – Changes to the Disclosure Requirements for Fair Value Measurement. ASU No. 2018-13, in addition to other modifications and additions, removes the requirement to disclose the amount and reasons for transfers between Level 1 and Level 2 of the fair value hierarchy and the policy for the timing of transfers between levels. The standard is effective for annual periods beginning after December 15, 2019 and interim periods within those fiscal years. The Account adopted the standard on January 1, 2020. There was no impact of the standard to the Account’s financials condition or results of operations.

3.  VARIABLE ACCOUNT EXPENSES

For Succession Select policies, RiverSource Life of NY deducts a daily mortality and expense risk fee equal, on an annual basis, to 0.90% of the average daily net assets of each subaccount for policy years 1-10; and 0.45% of the average daily nets assets of each subaccount for policy years 11+.

4.  POLICY CHARGES

A monthly deduction is made for the cost of insurance and the policy fee. The cost of insurance for the policy month is determined on the monthly date by determining the net amount at risk, as of that day, and by then applying the cost of insurance rates to the net amount at risk which RiverSource Life of NY is assuming for the succeeding month. The monthly deduction will be taken from the subaccounts as specified in the application for the policy.

A policy fee is deducted each month to reimburse RiverSource Life of NY for expenses incurred in administering the policy, such as processing claims, maintaining records, making policy changes and communicating with owners of policies.

RIVERSOURCE SUCCESSION SELECT VARIABLE LIFE INSURANCE NEW YORK – 2020 ANNUAL REPORT	59

RiverSource Life of NY deducts a premium expense charge from each premium payment. It partially compensates RiverSource Life of NY for expenses associated with administering and distributing the policy, including the agents’ compensation, advertising and printing the prospectus and sales literature. It also compensates RiverSource Life of NY for paying premium taxes imposed by the state of New York on premiums received by insurance companies.

Each month RiverSource Life of NY deducts charges for any optional insurance benefits added to the policy by rider.

5.  SURRENDER CHARGES

RiverSource Life of NY may assess a surrender charge to help it recover certain expenses related to the issuance of the policy. Such charges are not treated as a separate expense of the divisions as they are ultimately deducted from surrender benefits paid by RiverSource Life of NY. Charges by RiverSource Life of NY for surrenders are not identified on an individual division basis.

6.  RELATED PARTY TRANSACTIONS

RiverSource Life of NY is a wholly-owned subsidiary of RiverSource Life Insurance Company, which is a wholly-owned subsidiary of Ameriprise Financial, Inc. (Ameriprise Financial).

The following table reflects fees paid by certain affiliated funds to Ameriprise Financial and its affiliates.

Fee Agreement:	Fees Paid To:
Management Agreement	Columbia Management Investment Advisers, LLC
Shareholder Services Agreement	Columbia Management Investment Services Corp.
Plan and Agreement of Distribution	Columbia Management Investment Distributors, Inc.
Investment Advisory Agreement	Columbia Wanger Asset Management, LLC
Administrative Services Agreement	Columbia Wanger Asset Management, LLC

7.  INVESTMENT TRANSACTIONS

The divisions’ purchases of Funds’ shares, including reinvestment of dividend distributions, for the year ended December 31, 2020 were as follows:

Division	Purchases
AB VPS Dyn Asset Alloc, Cl B	$361
AB VPS Gro & Inc, Cl B	293,073
AB VPS Intl Val, Cl B	176,606
AB VPS Lg Cap Gro, Cl B	490,522
ALPS Alerian Engy Infr, Class III	226,010
AC VP Intl, Cl II	149,278
AC VP Val, Cl II	227,076
BlackRock Global Alloc, Cl III	92,541
Calvert VP SRI Bal, Cl I	1,331,717
Col VP Bal, Cl 3	1,719,154
Col VP Disciplined Core, Cl 3	247,063
Col VP Divd Opp, Cl 3	403,997
Col VP Emer Mkts, Cl 3	536,118
Col VP Global Strategic Inc, Cl 3	155,097
Col VP Govt Money Mkt, Cl 3	2,027,706
Col VP Hi Yield Bond, Cl 3	318,355
Col VP Inc Opp, Cl 3	153,761
Col VP Inter Bond, Cl 3	1,016,027
Col VP Lg Cap Gro, Cl 3	216,582
Col VP Lg Cap Index, Cl 3	679,631
Col VP Limited Duration Cr, Cl 2	173,127
Col VP Mid Cap Gro, Cl 3	159,341
Col VP Overseas Core, Cl 3	330,899
Col VP Select Lg Cap Val, Cl 3	74,636
Col VP Select Mid Cap Val, Cl 3	63,044
Col VP Select Sm Cap Val, Cl 3	78,416
Col VP US Govt Mtge, Cl 3	202,049
CS Commodity Return	85,370
CTIVP BR Gl Infl Prot Sec, Cl 3	108,402
CTIVP Vty Sycamore Estb Val, Cl 3	159,136
DWS Alt Asset Alloc VIP, Cl B	27,552
EV VT Floating-Rate Inc, Init Cl	128,487
Fid VIP Contrafund, Serv Cl 2	504,101

Division	Purchases
Fid VIP Gro & Inc, Serv Cl 2	$216,476
Fid VIP Mid Cap, Serv Cl 2	349,925
Fid VIP Overseas, Serv Cl 2	71,819
Frank Global Real Est, Cl 2	365,546
Frank Inc, Cl 2	135,114
Frank Mutual Shares, Cl 2	199,184
Frank Sm Cap Val, Cl 2	324,419
GS VIT Mid Cap Val, Inst	333,567
GS VIT Multi-Strategy Alt, Advisor	8,592
GS VIT U.S. Eq Insights, Inst	212,445
Inv Opp VI Dis Mid Cap Gro, Ser I	766,244
Invesco Opp VI Global, Ser II	350,444
Inves Opp VI Gbl Strat Inc, Ser II	236,812
Inves Opp VI Mn St Sm Cap, Ser II	224,289
Invesco VI Am Fran, Ser II	86,728
Invesco VI Bal Risk Alloc, Ser II	82,542
Invesco VI Comstock, Ser II	64,975
Invesco VI Div Divd, Ser I	319,464
Invesco VI Intl Gro, Ser II	153,914
Invesco VI Tech, Ser I	354,466
Ivy VIP Asset Strategy, Cl II	12,160
Janus Hend VIT Gbl Tech Innov, Srv	468,671
Janus Henderson VIT Overseas, Serv	96,837
Janus Henderson VIT Res, Serv	103,419
Lazard Ret Global Dyn MA, Serv	8,496
MFS Mass Inv Gro Stock, Serv Cl	511,533
MFS New Dis, Serv Cl	542,594
MFS Utilities, Serv Cl	162,698
MS VIF Dis, Cl II	759,744
MS VIF Global Real Est, Cl II	62,510
NB AMT US Eq Index PW Strat, Cl S	13,852
PIMCO VIT All Asset, Advisor Cl	146,780
PIMCO VIT Tot Return, Advisor Cl	164,031

60	RIVERSOURCE SUCCESSION SELECT VARIABLE LIFE INSURANCE NEW YORK – 2020 ANNUAL REPORT

Division	Purchases
Put VT Global Hlth Care, Cl IB	$332,954
Put VT Intl Eq, Cl IB	7,998
Put VT Sus Leaders, Cl IB	23,768
Temp Global Bond, Cl 2	105,634
VanEck VIP Global Gold, Cl S	47,759
VP Aggr, Cl 2	3,353,772
VP Aggr, Cl 4	1,679,097
VP Conserv, Cl 2	525,903
VP Conserv, Cl 4	85,544
VP Man Vol Conserv, Cl 2	119,575
VP Man Vol Conserv Gro, Cl 2	123,368
VP Man Vol Gro, Cl 2	45,554
VP Man Vol Mod Gro, Cl 2	237,163
VP Mod, Cl 2	2,253,595

Division	Purchases
VP Mod, Cl 4	$2,147,218
VP Mod Aggr, Cl 2	7,136,282
VP Mod Aggr, Cl 4	2,091,522
VP Mod Conserv, Cl 2	538,831
VP Mod Conserv, Cl 4	715,316
VP Ptnrs Core Eq, Cl 3	113,717
VP Ptnrs Sm Cap Val, Cl 3	38,398
Wanger Intl	439,682
Wanger USA	776,559
WF VT Index Asset Alloc, Cl 2	122,462
WF VT Intl Eq, Cl 2	93,410
WF VT Opp, Cl 2	182,161
WF VT Sm Cap Gro, Cl 2	382,693

8.  FINANCIAL HIGHLIGHTS

The table below shows certain financial information regarding the divisions.

	At December 31					For the year ended December 31
	Units (000s)	Accumulation unit value lowest to highest(1)			Net assets (000s)	Investment income ratio(2)	Expense ratio lowest to highest(3)			Total return lowest to highest(1)(4)
AB VPS Dyn Asset Alloc, Cl B
2020	—	$1.41	to	$1.24	$0	1.45%	0.00%	to	0.90%	4.87%	to	3.92%
2019	—	$1.34	to	$1.19	$0	1.82%	0.00%	to	0.90%	15.24%	to	14.21%
2018	—	$1.16	to	$1.05	$0	1.60%	0.00%	to	0.90%	(7.35%)	to	(8.18%)
2017	—	$1.26	to	$1.14	$0	1.80%	0.00%	to	0.90%	14.32%	to	13.30%
2016	—	$1.10	to	$1.00	$0	0.59%	0.00%	to	0.90%	3.38%	to	2.44%
AB VPS Gro & Inc, Cl B
2020	761	$1.85	to	$3.21	$2,331	1.33%	0.30%	to	0.90%	2.17%	to	1.55%
2019	783	$1.81	to	$3.17	$2,337	1.03%	0.30%	to	0.90%	23.24%	to	22.50%
2018	821	$1.47	to	$2.58	$2,042	0.76%	0.30%	to	0.90%	(6.13%)	to	(6.69%)
2017	1,068	$1.56	to	$2.77	$2,629	1.26%	0.30%	to	0.90%	18.24%	to	17.54%
2016	1,099	$1.32	to	$2.36	$2,278	0.84%	0.30%	to	0.90%	10.74%	to	10.08%
AB VPS Intl Val, Cl B
2020	1,530	$1.19	to	$1.68	$2,626	1.55%	0.30%	to	0.90%	1.90%	to	1.30%
2019	1,608	$1.17	to	$1.66	$2,711	0.81%	0.30%	to	0.90%	16.44%	to	15.74%
2018	1,729	$1.01	to	$1.43	$2,471	1.09%	0.30%	to	0.90%	(23.21%)	to	(23.67%)
2017	1,792	$1.31	to	$1.88	$3,343	1.91%	0.30%	to	0.90%	24.72%	to	23.98%
2016	2,012	$1.05	to	$1.51	$3,061	1.11%	0.30%	to	0.90%	(1.09%)	to	(1.69%)
AB VPS Lg Cap Gro, Cl B
2020	410	$4.25	to	$4.17	$2,022	—	0.00%	to	0.90%	35.15%	to	33.94%
2019	357	$3.15	to	$3.11	$1,282	—	0.00%	to	0.90%	34.37%	to	33.16%
2018	292	$2.34	to	$2.34	$780	—	0.00%	to	0.90%	2.32%	to	1.40%
2017	261	$2.29	to	$2.31	$671	—	0.00%	to	0.90%	31.67%	to	30.50%
2016	136	$1.74	to	$1.77	$282	—	0.00%	to	0.90%	2.35%	to	1.44%
ALPS Alerian Engy Infr, Class III
2020	709	$0.77	to	$0.59	$432	2.76%	0.00%	to	0.90%	(25.12%)	to	(25.80%)
2019	526	$1.02	to	$0.79	$431	1.51%	0.00%	to	0.90%	20.41%	to	19.33%
2018	581	$0.85	to	$0.66	$397	2.09%	0.00%	to	0.90%	(18.95%)	to	(19.68%)
2017	517	$1.05	to	$0.82	$437	1.93%	0.00%	to	0.90%	(0.84%)	to	(1.73%)
2016	568	$1.06	to	$0.84	$482	2.51%	0.00%	to	0.90%	40.79%	to	39.54%
AC VP Intl, Cl II
2020	507	$1.73	to	$3.23	$881	0.39%	0.30%	to	0.90%	25.28%	to	24.53%
2019	536	$1.38	to	$2.59	$774	0.73%	0.30%	to	0.90%	27.76%	to	26.99%
2018	585	$1.08	to	$2.04	$658	1.06%	0.30%	to	0.90%	(15.55%)	to	(16.06%)
2017	560	$1.28	to	$2.43	$768	0.73%	0.30%	to	0.90%	30.55%	to	29.76%
2016	505	$0.98	to	$1.87	$617	0.85%	0.30%	to	0.90%	(5.83%)	to	(6.40%)
AC VP Val, Cl II
2020	1,206	$2.16	to	$3.24	$2,099	2.17%	0.00%	to	0.90%	0.83%	to	(0.07%)
2019	1,271	$2.14	to	$3.25	$2,214	1.97%	0.00%	to	0.90%	26.92%	to	25.78%
2018	1,397	$1.69	to	$2.58	$1,970	1.49%	0.00%	to	0.90%	(9.28%)	to	(10.09%)
2017	1,481	$1.86	to	$2.87	$2,383	1.51%	0.00%	to	0.90%	8.58%	to	7.61%
2016	1,289	$1.71	to	$2.67	$2,208	1.59%	0.00%	to	0.90%	20.28%	to	19.20%

RIVERSOURCE SUCCESSION SELECT VARIABLE LIFE INSURANCE NEW YORK – 2020 ANNUAL REPORT	61

	At December 31					For the year ended December 31
	Units (000s)	Accumulation unit value lowest to highest(1)			Net assets (000s)	Investment income ratio(2)	Expense ratio lowest to highest(3)			Total return lowest to highest(1)(4)
BlackRock Global Alloc, Cl III
2020	334	$1.80	to	$1.44	$502	1.40%	0.00%	to	0.90%	20.71%		to	19.63%
2019	319	$1.49	to	$1.20	$400	1.46%	0.00%	to	0.90%	17.75%		to	16.70%
2018	435	$1.27	to	$1.03	$468	0.86%	0.00%	to	0.90%	(7.58%)		to	(8.41%)
2017	471	$1.37	to	$1.12	$547	1.51%	0.00%	to	0.90%	13.71%		to	12.69%
2016	337	$1.21	to	$1.00	$347	0.67%	0.00%	to	0.90%	3.81%		to	2.88%
Calvert VP SRI Bal, Cl I
2020	691	$1.87	to	$2.30	$1,827	2.59%	0.30%	to	0.90%	14.91%		to	14.22%
2019	208	$1.63	to	$2.02	$483	2.01%	0.30%	to	0.90%	24.03%		to	23.29%
2018	171	$1.31	to	$1.64	$318	1.65%	0.30%	to	0.90%	(2.96%)		to	(3.55%)
2017	181	$1.35	to	$1.70	$356	1.77%	0.30%	to	0.90%	11.67%		to	10.99%
2016	215	$1.21	to	$1.53	$378	1.78%	0.30%	to	0.90%	7.54%		to	6.89%
Col VP Bal, Cl 3
2020	6,627	$2.24	to	$2.49	$17,721	—	0.00%	to	0.90%	17.59%		to	16.53%
2019	6,990	$1.90	to	$2.13	$15,642	—	0.00%	to	0.90%	22.78%		to	21.68%
2018	7,598	$1.55	to	$1.75	$13,906	—	0.00%	to	0.90%	(5.89%)		to	(6.74%)
2017	8,419	$1.65	to	$1.88	$16,544	—	0.00%	to	0.90%	14.52%		to	13.49%
2016	9,270	$1.44	to	$1.66	$15,984	—	0.00%	to	0.90%	6.41%		to	5.45%
Col VP Disciplined Core, Cl 3
2020	10,852	$2.29	to	$2.28	$27,201	—	0.30%	to	0.90%	13.64%		to	12.96%
2019	11,866	$2.01	to	$2.02	$26,226	—	0.30%	to	0.90%	24.26%		to	23.52%
2018	13,037	$1.62	to	$1.63	$23,192	—	0.30%	to	0.90%	(4.03%)		to	(4.61%)
2017	14,208	$1.69	to	$1.71	$26,443	—	0.30%	to	0.90%	23.85%		to	23.11%
2016	15,578	$1.36	to	$1.39	$23,421	—	0.30%	to	0.90%	7.61%		to	6.96%
Col VP Divd Opp, Cl 3
2020	3,630	$1.70	to	$3.42	$11,064	—	0.30%	to	0.90%	0.72%		to	0.12%
2019	3,919	$1.69	to	$3.41	$11,865	—	0.30%	to	0.90%	23.55%		to	22.81%
2018	4,359	$1.36	to	$2.78	$10,651	—	0.30%	to	0.90%	(6.15%)		to	(6.72%)
2017	4,610	$1.45	to	$2.98	$12,263	—	0.30%	to	0.90%	13.94%		to	13.26%
2016	4,787	$1.28	to	$2.63	$11,643	—	0.30%	to	0.90%	13.18%		to	12.50%
Col VP Emer Mkts, Cl 3
2020	833	$1.95	to	$5.32	$3,231	0.55%	0.30%	to	0.90%	32.96%		to	32.17%
2019	945	$1.47	to	$4.02	$2,752	0.18%	0.30%	to	0.90%	31.03%		to	30.25%
2018	1,095	$1.12	to	$3.09	$2,411	0.45%	0.30%	to	0.90%	(21.81%)		to	(22.29%)
2017	1,072	$1.43	to	$3.97	$3,158	0.09%	0.30%	to	0.90%	46.62%		to	45.74%
2016	1,102	$0.98	to	$2.73	$2,349	0.10%	0.30%	to	0.90%	4.66%		to	4.03%
Col VP Global Strategic Inc, Cl 3
2020	1,023	$1.05	to	$1.84	$1,377	5.18%	0.30%	to	0.90%	4.37%		to	3.74%
2019	1,131	$1.01	to	$1.77	$1,478	—	0.30%	to	0.90%	10.57%		to	9.91%
2018	1,222	$0.91	to	$1.61	$1,472	4.26%	0.30%	to	0.90%	(5.62%)		to	(6.19%)
2017	1,345	$0.96	to	$1.72	$1,728	—	0.30%	to	0.90%	5.46%		to	4.83%
2016	1,347	$0.91	to	$1.64	$1,726	—	0.30%	to	0.90%	(1.52%)		to	(2.11%)
Col VP Govt Money Mkt, Cl 3
2020	3,622	$1.03	to	$1.06	$3,637	0.23%	0.20%	to	0.90%	0.08%		to	(0.61%)
2019	2,794	$1.03	to	$1.06	$2,820	1.71%	0.20%	to	0.90%	1.56%		to	0.86%
2018	2,819	$1.01	to	$1.05	$2,813	1.37%	0.20%	to	0.90%	1.17%		to	0.47%
2017	2,860	$1.00	to	$1.05	$2,846	0.29%	0.20%	to	0.90%	0.17	%(5)	to	(0.60%)
2016	2,997	$0.99	to	$1.05	$3,018	0.01%	0.30%	to	0.90%	(0.29%)		to	(0.87%)
Col VP Hi Yield Bond, Cl 3
2020	1,091	$1.46	to	$3.17	$2,798	5.76%	0.30%	to	0.90%	6.23%		to	5.59%
2019	1,154	$1.38	to	$3.00	$2,857	5.81%	0.30%	to	0.90%	16.37%		to	15.67%
2018	1,198	$1.18	to	$2.60	$2,498	5.52%	0.30%	to	0.90%	(4.29%)		to	(4.86%)
2017	1,495	$1.24	to	$2.73	$3,095	5.35%	0.30%	to	0.90%	6.09%		to	5.45%
2016	1,508	$1.17	to	$2.59	$3,130	5.98%	0.30%	to	0.90%	11.39%		to	10.72%
Col VP Inc Opp, Cl 3
2020	570	$1.44	to	$2.28	$1,181	4.67%	0.30%	to	0.90%	5.42%		to	4.79%
2019	626	$1.37	to	$2.17	$1,248	4.89%	0.30%	to	0.90%	15.88%		to	15.19%
2018	548	$1.18	to	$1.89	$1,000	4.74%	0.30%	to	0.90%	(4.15%)		to	(4.73%)
2017	587	$1.23	to	$1.98	$1,116	6.06%	0.30%	to	0.90%	6.07%		to	5.43%
2016	640	$1.16	to	$1.88	$1,171	11.56%	0.30%	to	0.90%	10.53%		to	9.86%

62	RIVERSOURCE SUCCESSION SELECT VARIABLE LIFE INSURANCE NEW YORK – 2020 ANNUAL REPORT

	At December 31					For the year ended December 31
	Units (000s)	Accumulation unit value lowest to highest(1)			Net assets (000s)	Investment income ratio(2)	Expense ratio lowest to highest(3)			Total return lowest to highest(1)(4)
Col VP Inter Bond, Cl 3
2020	3,859	$1.38	to	$2.15	$7,336	2.77%	0.30%	to	0.90%	12.11%	to	11.44%
2019	3,987	$1.23	to	$1.93	$6,835	3.09%	0.30%	to	0.90%	8.79%	to	8.14%
2018	3,938	$1.13	to	$1.78	$6,262	2.26%	0.30%	to	0.90%	(0.03%)	to	(0.64%)
2017	4,697	$1.13	to	$1.79	$7,438	2.68%	0.30%	to	0.90%	3.42%	to	2.80%
2016	5,072	$1.10	to	$1.74	$7,912	1.65%	0.30%	to	0.90%	4.23%	to	3.60%
Col VP Lg Cap Gro, Cl 3
2020	928	$3.04	to	$2.38	$3,407	—	0.30%	to	0.90%	34.16%	to	33.36%
2019	982	$2.27	to	$1.78	$2,612	—	0.30%	to	0.90%	35.35%	to	34.54%
2018	1,078	$1.68	to	$1.32	$2,144	—	0.30%	to	0.90%	(4.38%)	to	(4.96%)
2017	1,181	$1.75	to	$1.39	$2,381	—	0.30%	to	0.90%	27.56%	to	26.80%
2016	1,451	$1.37	to	$1.10	$2,150	—	0.30%	to	0.90%	0.87%	to	0.26%
Col VP Lg Cap Index, Cl 3
2020	3,144	$2.95	to	$3.11	$11,530	—	0.00%	to	0.90%	17.90%	to	16.85%
2019	3,292	$2.50	to	$2.66	$10,253	—	0.00%	to	0.90%	30.95%	to	29.78%
2018	3,508	$1.91	to	$2.05	$8,621	—	0.00%	to	0.90%	(4.81%)	to	(5.67%)
2017	3,792	$2.00	to	$2.17	$9,690	—	0.00%	to	0.90%	21.29%	to	20.20%
2016	3,910	$1.65	to	$1.81	$7,877	—	0.00%	to	0.90%	11.51%	to	10.50%
Col VP Limited Duration Cr, Cl 2
2020	569	$1.21	to	$1.06	$617	2.40%	0.00%	to	0.90%	5.57%	to	4.62%
2019	543	$1.14	to	$1.02	$560	1.99%	0.00%	to	0.90%	7.47%	to	6.50%
2018	370	$1.06	to	$0.96	$358	1.55%	0.00%	to	0.90%	(0.02%)	to	(0.92%)
2017	534	$1.06	to	$0.96	$524	2.22%	0.00%	to	0.90%	1.80%	to	0.89%
2016	390	$1.04	to	$0.96	$379	3.61%	0.00%	to	0.90%	5.28%	to	4.33%
Col VP Mid Cap Gro, Cl 3
2020	244	$2.62	to	$4.51	$1,122	—	0.30%	to	0.90%	34.83%	to	34.02%
2019	246	$1.94	to	$3.36	$913	—	0.30%	to	0.90%	34.61%	to	33.81%
2018	217	$1.44	to	$2.51	$597	—	0.30%	to	0.90%	(5.14%)	to	(5.71%)
2017	217	$1.52	to	$2.67	$636	—	0.30%	to	0.90%	22.42%	to	21.69%
2016	247	$1.24	to	$2.19	$574	—	0.30%	to	0.90%	1.86%	to	1.24%
Col VP Overseas Core, Cl 3
2020	3,879	$1.41	to	$1.27	$5,232	1.56%	0.30%	to	0.90%	8.60%	to	7.95%
2019	4,209	$1.30	to	$1.17	$5,266	1.97%	0.30%	to	0.90%	24.95%	to	24.20%
2018	4,685	$1.04	to	$0.94	$4,697	2.66%	0.30%	to	0.90%	(16.95%)	to	(17.45%)
2017	5,039	$1.25	to	$1.14	$6,104	1.97%	0.30%	to	0.90%	26.99%	to	26.23%
2016	5,598	$0.99	to	$0.91	$5,343	1.50%	0.30%	to	0.90%	(6.38%)	to	(6.95%)
Col VP Select Lg Cap Val, Cl 3
2020	264	$1.91	to	$2.59	$710	—	0.30%	to	0.90%	6.63%	to	6.00%
2019	270	$1.79	to	$2.45	$694	—	0.30%	to	0.90%	26.16%	to	25.41%
2018	187	$1.42	to	$1.95	$413	—	0.30%	to	0.90%	(12.57%)	to	(13.10%)
2017	177	$1.63	to	$2.25	$434	—	0.30%	to	0.90%	20.44%	to	19.73%
2016	196	$1.35	to	$1.88	$459	—	0.30%	to	0.90%	19.46%	to	18.74%
Col VP Select Mid Cap Val, Cl 3
2020	229	$1.78	to	$2.39	$726	—	0.30%	to	0.90%	7.09%	to	6.45%
2019	244	$1.66	to	$2.25	$724	—	0.30%	to	0.90%	31.03%	to	30.24%
2018	265	$1.27	to	$1.72	$615	—	0.30%	to	0.90%	(13.67%)	to	(14.18%)
2017	284	$1.47	to	$2.01	$730	—	0.30%	to	0.90%	13.05%	to	12.37%
2016	369	$1.30	to	$1.79	$708	—	0.30%	to	0.90%	13.66%	to	12.98%
Col VP Select Sm Cap Val, Cl 3
2020	328	$1.60	to	$3.18	$1,182	—	0.30%	to	0.90%	8.73%	to	8.08%
2019	359	$1.47	to	$2.94	$1,202	—	0.30%	to	0.90%	17.23%	to	16.53%
2018	371	$1.26	to	$2.52	$1,054	—	0.30%	to	0.90%	(12.96%)	to	(13.48%)
2017	396	$1.44	to	$2.92	$1,302	—	0.30%	to	0.90%	11.86%	to	11.20%
2016	383	$1.29	to	$2.62	$1,152	—	0.30%	to	0.90%	13.49%	to	12.81%
Col VP US Govt Mtge, Cl 3
2020	1,040	$1.27	to	$1.49	$1,435	2.43%	0.30%	to	0.90%	4.64%	to	4.01%
2019	1,066	$1.22	to	$1.43	$1,413	2.65%	0.30%	to	0.90%	6.29%	to	5.66%
2018	1,099	$1.14	to	$1.35	$1,369	2.85%	0.30%	to	0.90%	1.41%	to	0.80%
2017	1,260	$1.13	to	$1.34	$1,551	2.76%	0.30%	to	0.90%	2.91%	to	2.29%
2016	1,358	$1.10	to	$1.31	$1,638	2.77%	0.30%	to	0.90%	2.27%	to	1.66%

RIVERSOURCE SUCCESSION SELECT VARIABLE LIFE INSURANCE NEW YORK – 2020 ANNUAL REPORT	63

	At December 31					For the year ended December 31
	Units (000s)	Accumulation unit value lowest to highest(1)			Net assets (000s)	Investment income ratio(2)	Expense ratio lowest to highest(3)			Total return lowest to highest(1)(4)
CS Commodity Return
2020	510	$0.64	to	$0.46	$296	5.78%	0.30%	to	0.90%	(1.77%)	to	(2.36%)
2019	553	$0.65	to	$0.48	$317	0.87%	0.30%	to	0.90%	6.37%	to	5.73%
2018	616	$0.61	to	$0.45	$342	2.55%	0.30%	to	0.90%	(11.92%)	to	(12.46%)
2017	620	$0.70	to	$0.51	$378	9.33%	0.30%	to	0.90%	1.21%	to	0.61%
2016	596	$0.69	to	$0.51	$341	—	0.30%	to	0.90%	11.69%	to	11.02%
CTIVP BR Gl Infl Prot Sec, Cl 3
2020	429	$1.34	to	$1.67	$682	0.56%	0.30%	to	0.90%	8.79%	to	8.14%
2019	470	$1.23	to	$1.54	$692	3.17%	0.30%	to	0.90%	7.49%	to	6.85%
2018	537	$1.15	to	$1.45	$747	—	0.30%	to	0.90%	(0.81%)	to	(1.41%)
2017	566	$1.16	to	$1.47	$799	2.32%	0.30%	to	0.90%	2.24%	to	1.63%
2016	576	$1.13	to	$1.44	$804	—	0.30%	to	0.90%	8.18%	to	7.52%
CTIVP Vty Sycamore Estb Val, Cl 3
2020	267	$2.10	to	$3.00	$919	—	0.30%	to	0.90%	7.58%	to	6.94%
2019	260	$1.95	to	$2.81	$817	—	0.30%	to	0.90%	27.63%	to	26.86%
2018	210	$1.53	to	$2.21	$555	—	0.30%	to	0.90%	(10.37%)	to	(10.91%)
2017	165	$1.71	to	$2.49	$492	—	0.30%	to	0.90%	15.38%	to	14.69%
2016	142	$1.48	to	$2.17	$350	—	0.30%	to	0.90%	20.28%	to	19.55%
DWS Alt Asset Alloc VIP, Cl B
2020	199	$1.20	to	$1.06	$233	2.37%	0.00%	to	0.90%	5.32%	to	4.38%
2019	186	$1.14	to	$1.02	$207	3.44%	0.00%	to	0.90%	14.35%	to	13.32%
2018	179	$1.00	to	$0.90	$174	1.73%	0.00%	to	0.90%	(9.35%)	to	(10.16%)
2017	150	$1.10	to	$1.00	$161	1.85%	0.00%	to	0.90%	7.01%	to	6.05%
2016	123	$1.03	to	$0.94	$122	2.15%	0.00%	to	0.90%	4.99%	to	4.05%
EV VT Floating-Rate Inc, Init Cl
2020	895	$1.21	to	$1.40	$1,276	3.31%	0.30%	to	0.90%	1.69%	to	1.09%
2019	1,032	$1.19	to	$1.39	$1,492	4.29%	0.30%	to	0.90%	6.76%	to	6.12%
2018	906	$1.12	to	$1.31	$1,288	3.75%	0.30%	to	0.90%	(0.37%)	to	(0.97%)
2017	781	$1.12	to	$1.32	$1,132	3.26%	0.30%	to	0.90%	3.11%	to	2.49%
2016	760	$1.09	to	$1.29	$1,090	3.49%	0.30%	to	0.90%	8.62%	to	7.97%
Fid VIP Contrafund, Serv Cl 2
2020	1,642	$3.04	to	$3.03	$5,736	0.08%	0.00%	to	0.90%	30.23%	to	29.07%
2019	1,819	$2.33	to	$2.35	$4,800	0.22%	0.00%	to	0.90%	31.28%	to	30.10%
2018	1,895	$1.78	to	$1.80	$3,835	0.44%	0.00%	to	0.90%	(6.64%)	to	(7.48%)
2017	1,893	$1.90	to	$1.95	$4,188	0.78%	0.00%	to	0.90%	21.59%	to	20.50%
2016	2,120	$1.57	to	$1.62	$3,802	0.59%	0.00%	to	0.90%	7.73%	to	6.77%
Fid VIP Gro & Inc, Serv Cl 2
2020	924	$1.94	to	$3.26	$1,780	1.93%	0.30%	to	0.90%	7.27%	to	6.63%
2019	967	$1.81	to	$3.06	$1,749	3.37%	0.30%	to	0.90%	29.29%	to	28.52%
2018	1,195	$1.40	to	$2.38	$1,684	0.20%	0.30%	to	0.90%	(9.47%)	to	(10.01%)
2017	1,347	$1.55	to	$2.64	$2,128	1.10%	0.30%	to	0.90%	16.26%	to	15.57%
2016	1,322	$1.33	to	$2.29	$1,972	1.55%	0.30%	to	0.90%	15.46%	to	14.77%
Fid VIP Mid Cap, Serv Cl 2
2020	2,664	$2.39	to	$5.08	$5,083	0.40%	0.00%	to	0.90%	17.87%	to	16.81%
2019	2,874	$2.03	to	$4.35	$4,711	0.66%	0.00%	to	0.90%	23.17%	to	22.07%
2018	3,181	$1.65	to	$3.56	$4,311	0.40%	0.00%	to	0.90%	(14.77%)	to	(15.54%)
2017	3,213	$1.93	to	$4.22	$5,288	0.49%	0.00%	to	0.90%	20.54%	to	19.46%
2016	2,841	$1.60	to	$3.53	$4,563	0.32%	0.00%	to	0.90%	11.92%	to	10.92%
Fid VIP Overseas, Serv Cl 2
2020	600	$1.63	to	$2.90	$977	0.20%	0.30%	to	0.90%	14.99%	to	14.30%
2019	714	$1.42	to	$2.54	$1,010	1.37%	0.30%	to	0.90%	27.12%	to	26.36%
2018	852	$1.11	to	$2.01	$956	1.23%	0.30%	to	0.90%	(15.31%)	to	(15.82%)
2017	905	$1.32	to	$2.39	$1,236	1.26%	0.30%	to	0.90%	29.60%	to	28.83%
2016	833	$1.01	to	$1.85	$977	1.26%	0.30%	to	0.90%	(5.55%)	to	(6.11%)
Frank Global Real Est, Cl 2
2020	898	$1.36	to	$2.73	$2,127	3.20%	0.30%	to	0.90%	(5.67%)	to	(6.24%)
2019	947	$1.44	to	$2.91	$2,410	2.62%	0.30%	to	0.90%	22.01%	to	21.28%
2018	969	$1.18	to	$2.40	$2,053	2.65%	0.30%	to	0.90%	(7.05%)	to	(7.61%)
2017	1,054	$1.27	to	$2.60	$2,420	3.14%	0.30%	to	0.90%	10.14%	to	9.49%
2016	1,133	$1.15	to	$2.37	$2,408	1.20%	0.30%	to	0.90%	0.24%	to	(0.36%)

64	RIVERSOURCE SUCCESSION SELECT VARIABLE LIFE INSURANCE NEW YORK – 2020 ANNUAL REPORT

	At December 31					For the year ended December 31
	Units (000s)	Accumulation unit value lowest to highest(1)			Net assets (000s)	Investment income ratio(2)	Expense ratio lowest to highest(3)			Total return lowest to highest(1)(4)
Frank Inc, Cl 2
2020	252	$1.43	to	$1.18	$309	6.22%	0.00%	to	0.90%	0.69%		to	(0.21%)
2019	205	$1.42	to	$1.18	$245	4.95%	0.00%	to	0.90%	16.06%		to	15.02%
2018	152	$1.22	to	$1.03	$157	4.66%	0.00%	to	0.90%	(4.30%)		to	(5.17%)
2017	155	$1.28	to	$1.08	$168	4.10%	0.00%	to	0.90%	9.67%		to	8.69%
2016	149	$1.17	to	$1.00	$149	4.94%	0.00%	to	0.90%	14.02%		to	13.00%
Frank Mutual Shares, Cl 2
2020	705	$1.73	to	$2.53	$1,607	2.82%	0.00%	to	0.90%	(5.04%)		to	(5.89%)
2019	733	$1.82	to	$2.69	$1,796	1.82%	0.00%	to	0.90%	22.57%		to	21.47%
2018	788	$1.49	to	$2.21	$1,577	2.40%	0.00%	to	0.90%	(9.07%)		to	(9.89%)
2017	802	$1.63	to	$2.46	$1,763	2.26%	0.00%	to	0.90%	8.35%		to	7.38%
2016	775	$1.51	to	$2.29	$1,712	1.98%	0.00%	to	0.90%	16.06%		to	15.02%
Frank Sm Cap Val, Cl 2
2020	683	$2.25	to	$5.06	$2,456	1.47%	0.00%	to	0.90%	5.19%		to	4.25%
2019	700	$2.14	to	$4.85	$2,441	1.05%	0.00%	to	0.90%	26.35%		to	25.22%
2018	746	$1.69	to	$3.88	$2,057	0.89%	0.00%	to	0.90%	(12.88%)		to	(13.66%)
2017	791	$1.94	to	$4.49	$2,560	0.52%	0.00%	to	0.90%	10.65%		to	9.66%
2016	800	$1.76	to	$4.09	$2,522	0.81%	0.00%	to	0.90%	30.19%		to	29.02%
GS VIT Mid Cap Val, Inst
2020	1,564	$1.74	to	$5.38	$5,804	0.62%	0.30%	to	0.90%	8.08%		to	7.43%
2019	1,721	$1.61	to	$5.01	$6,002	0.79%	0.30%	to	0.90%	31.13%		to	30.35%
2018	1,878	$1.23	to	$3.84	$5,011	1.31%	0.30%	to	0.90%	(10.73%)		to	(11.27%)
2017	1,980	$1.38	to	$4.33	$6,052	0.73%	0.30%	to	0.90%	10.74%		to	10.08%
2016	1,955	$1.24	to	$3.93	$5,944	1.36%	0.30%	to	0.90%	13.19%		to	12.52%
GS VIT Multi-Strategy Alt, Advisor
2020	40	$1.05	to	$0.99	$40	1.77%	0.00%	to	0.90%	6.58%		to	5.62%
2019	42	$0.98	to	$0.94	$40	2.47%	0.00%	to	0.90%	8.60%		to	7.63%
2018	45	$0.91	to	$0.87	$40	2.17%	0.00%	to	0.90%	(7.09%)		to	(7.93%)
2017	49	$0.97	to	$0.94	$47	1.73%	0.00%	to	0.90%	5.14%		to	4.20%
2016	61	$0.93	to	$0.91	$56	0.91%	0.00%	to	0.90%	0.27%		to	(0.62%)
GS VIT U.S. Eq Insights, Inst
2020	685	$2.38	to	$2.99	$2,717	0.86%	0.30%	to	0.90%	17.19%		to	16.49%
2019	741	$2.03	to	$2.57	$2,509	1.23%	0.30%	to	0.90%	24.84%		to	24.09%
2018	846	$1.63	to	$2.07	$2,277	1.22%	0.30%	to	0.90%	(6.48%)		to	(7.04%)
2017	900	$1.74	to	$2.23	$2,588	1.36%	0.30%	to	0.90%	23.70%		to	22.96%
2016	1,033	$1.41	to	$1.81	$2,375	1.31%	0.30%	to	0.90%	10.40%		to	9.74%
Inv Opp VI Dis Mid Cap Gro, Ser I
2020	636	$1.51	to	$1.51	$961	0.05%	0.30%	to	0.90%	51.28	%(6)	to	50.66	%(6)
Invesco Opp VI Global, Ser II
2020	734	$2.77	to	$2.81	$2,338	0.47%	0.00%	to	0.90%	27.34%		to	26.20%
2019	691	$2.18	to	$2.23	$1,763	0.63%	0.00%	to	0.90%	31.45%		to	30.28%
2018	658	$1.66	to	$1.71	$1,307	0.74%	0.00%	to	0.90%	(13.39%)		to	(14.17%)
2017	625	$1.91	to	$1.99	$1,438	0.73%	0.00%	to	0.90%	36.32%		to	35.10%
2016	639	$1.40	to	$1.48	$1,075	0.77%	0.00%	to	0.90%	(0.16%)		to	(1.05%)
Inves Opp VI Gbl Strat Inc, Ser II
2020	1,150	$1.24	to	$1.63	$1,835	5.38%	0.00%	to	0.90%	2.99%		to	2.07%
2019	1,285	$1.20	to	$1.59	$2,030	3.31%	0.00%	to	0.90%	10.61%		to	9.61%
2018	1,252	$1.09	to	$1.45	$1,844	4.47%	0.00%	to	0.90%	(4.54%)		to	(5.40%)
2017	1,320	$1.14	to	$1.54	$2,060	2.00%	0.00%	to	0.90%	6.04%		to	5.09%
2016	1,417	$1.07	to	$1.46	$2,094	4.58%	0.00%	to	0.90%	6.26%		to	5.31%
Inves Opp VI Mn St Sm Cap, Ser II
2020	521	$2.76	to	$2.78	$1,566	0.38%	0.00%	to	0.90%	19.64%		to	18.56%
2019	519	$2.30	to	$2.35	$1,285	—	0.00%	to	0.90%	26.13%		to	25.00%
2018	526	$1.83	to	$1.88	$1,057	0.06%	0.00%	to	0.90%	(10.54%)		to	(11.34%)
2017	518	$2.04	to	$2.12	$1,185	0.64%	0.00%	to	0.90%	13.91%		to	12.89%
2016	584	$1.79	to	$1.88	$1,168	0.25%	0.00%	to	0.90%	17.67%		to	16.62%
Invesco VI Am Fran, Ser II
2020	291	$3.13	to	$3.44	$926	—	0.30%	to	0.90%	41.57%		to	40.73%
2019	318	$2.21	to	$2.44	$713	—	0.30%	to	0.90%	36.02%		to	35.20%
2018	380	$1.62	to	$1.81	$627	—	0.30%	to	0.90%	(4.18%)		to	(4.76%)
2017	550	$1.70	to	$1.90	$944	—	0.30%	to	0.90%	26.65%		to	25.89%
2016	587	$1.34	to	$1.51	$818	—	0.30%	to	0.90%	1.71%		to	1.11%

RIVERSOURCE SUCCESSION SELECT VARIABLE LIFE INSURANCE NEW YORK – 2020 ANNUAL REPORT	65

	At December 31					For the year ended December 31
	Units (000s)	Accumulation unit value lowest to highest(1)			Net assets (000s)	Investment income ratio(2)	Expense ratio lowest to highest(3)			Total return lowest to highest(1)(4)
Invesco VI Bal Risk Alloc, Ser II
2020	207	$1.46	to	$1.31	$280	8.21%	0.00%	to	0.90%	9.99%	to	9.00%
2019	192	$1.33	to	$1.20	$239	—	0.00%	to	0.90%	14.88%	to	13.85%
2018	138	$1.16	to	$1.06	$151	1.26%	0.00%	to	0.90%	(6.71%)	to	(7.55%)
2017	152	$1.24	to	$1.14	$178	3.88%	0.00%	to	0.90%	9.83%	to	8.85%
2016	141	$1.13	to	$1.05	$150	0.22%	0.00%	to	0.90%	11.51%	to	10.52%
Invesco VI Comstock, Ser II
2020	129	$1.62	to	$1.87	$297	2.08%	0.30%	to	0.90%	(1.38%)	to	(1.97%)
2019	137	$1.64	to	$1.90	$313	1.79%	0.30%	to	0.90%	24.57%	to	23.82%
2018	128	$1.32	to	$1.54	$238	1.42%	0.30%	to	0.90%	(12.63%)	to	(13.16%)
2017	136	$1.51	to	$1.77	$289	2.03%	0.30%	to	0.90%	17.22%	to	16.52%
2016	156	$1.28	to	$1.52	$275	1.26%	0.30%	to	0.90%	16.64%	to	15.94%
Invesco VI Div Divd, Ser I
2020	490	$1.73	to	$2.19	$1,031	3.12%	0.30%	to	0.90%	(0.16%)	to	(0.76%)
2019	496	$1.73	to	$2.20	$1,104	2.94%	0.30%	to	0.90%	24.72%	to	23.97%
2018	528	$1.39	to	$1.78	$943	2.28%	0.30%	to	0.90%	(7.85%)	to	(8.41%)
2017	598	$1.51	to	$1.94	$1,162	1.67%	0.30%	to	0.90%	8.25%	to	7.60%
2016	708	$1.39	to	$1.80	$1,281	1.47%	0.30%	to	0.90%	14.47%	to	13.79%
Invesco VI Intl Gro, Ser II
2020	550	$1.59	to	$1.56	$1,240	2.17%	0.30%	to	0.90%	13.40%	to	12.72%
2019	617	$1.40	to	$1.38	$1,232	1.30%	0.30%	to	0.90%	27.85%	to	27.09%
2018	699	$1.10	to	$1.09	$1,043	1.78%	0.30%	to	0.90%	(15.46%)	to	(15.97%)
2017	753	$1.30	to	$1.29	$1,306	1.25%	0.30%	to	0.90%	22.36%	to	21.63%
2016	896	$1.06	to	$1.06	$1,187	1.19%	0.30%	to	0.90%	(0.99%)	to	(1.58%)
Invesco VI Tech, Ser I
2020	188	$3.39	to	$5.65	$1,184	—	0.30%	to	0.90%	45.68%	to	44.81%
2019	172	$2.33	to	$3.90	$735	—	0.30%	to	0.90%	35.47%	to	34.66%
2018	173	$1.72	to	$2.90	$552	—	0.30%	to	0.90%	(0.75%)	to	(1.35%)
2017	163	$1.73	to	$2.94	$511	—	0.30%	to	0.90%	34.73%	to	33.93%
2016	172	$1.29	to	$2.19	$395	—	0.30%	to	0.90%	(1.05%)	to	(1.64%)
Ivy VIP Asset Strategy, Cl II
2020	94	$1.43	to	$1.26	$124	1.95%	0.00%	to	0.90%	13.88%	to	12.86%
2019	123	$1.26	to	$1.12	$142	2.46%	0.00%	to	0.90%	21.78%	to	20.69%
2018	94	$1.03	to	$0.93	$89	2.10%	0.00%	to	0.90%	(5.44%)	to	(6.29%)
2017	75	$1.09	to	$0.99	$76	1.53%	0.00%	to	0.90%	18.27%	to	17.22%
2016	99	$0.92	to	$0.84	$85	0.64%	0.00%	to	0.90%	(2.57%)	to	(3.44%)
Janus Hend VIT Gbl Tech Innov, Srv
2020	446	$4.61	to	$3.78	$2,770	—	0.30%	to	0.90%	50.28%	to	49.38%
2019	486	$3.07	to	$2.53	$1,933	—	0.30%	to	0.90%	44.38%	to	43.52%
2018	528	$2.13	to	$1.76	$1,419	—	0.30%	to	0.90%	0.61%	to	0.00%
2017	601	$2.11	to	$1.76	$1,516	—	0.30%	to	0.90%	44.48%	to	43.62%
2016	666	$1.46	to	$1.23	$1,133	0.09%	0.30%	to	0.90%	13.51%	to	12.83%
Janus Henderson VIT Overseas, Serv
2020	849	$1.33	to	$2.01	$1,855	1.21%	0.30%	to	0.90%	15.67%	to	14.98%
2019	937	$1.15	to	$1.75	$1,771	1.83%	0.30%	to	0.90%	26.33%	to	25.57%
2018	1,060	$0.91	to	$1.39	$1,576	1.66%	0.30%	to	0.90%	(15.39%)	to	(15.90%)
2017	1,304	$1.07	to	$1.66	$2,189	1.59%	0.30%	to	0.90%	30.41%	to	29.63%
2016	1,462	$0.82	to	$1.28	$1,881	4.64%	0.30%	to	0.90%	(6.99%)	to	(7.54%)
Janus Henderson VIT Res, Serv
2020	152	$3.43	to	$3.31	$612	0.22%	0.00%	to	0.90%	32.58%	to	31.39%
2019	157	$2.59	to	$2.52	$481	0.30%	0.00%	to	0.90%	35.23%	to	34.01%
2018	193	$1.92	to	$1.88	$419	0.36%	0.00%	to	0.90%	(2.84%)	to	(3.71%)
2017	218	$1.97	to	$1.95	$493	0.25%	0.00%	to	0.90%	27.56%	to	26.42%
2016	255	$1.55	to	$1.55	$435	0.38%	0.00%	to	0.90%	0.27%	to	(0.63%)
Lazard Ret Global Dyn MA, Serv
2020	30	$1.51	to	$1.29	$40	0.53%	0.00%	to	0.90%	0.81%	to	(0.10%)
2019	52	$1.50	to	$1.29	$68	0.04%	0.00%	to	0.90%	17.79%	to	16.73%
2018	73	$1.27	to	$1.11	$83	1.44%	0.00%	to	0.90%	(6.57%)	to	(7.41%)
2017	60	$1.36	to	$1.20	$73	—	0.00%	to	0.90%	20.53%	to	19.45%
2016	69	$1.13	to	$1.00	$70	0.27%	0.00%	to	0.90%	3.31%	to	2.38%

66	RIVERSOURCE SUCCESSION SELECT VARIABLE LIFE INSURANCE NEW YORK – 2020 ANNUAL REPORT

	At December 31					For the year ended December 31
	Units (000s)	Accumulation unit value lowest to highest(1)			Net assets (000s)	Investment income ratio(2)	Expense ratio lowest to highest(3)			Total return lowest to highest(1)(4)
MFS Mass Inv Gro Stock, Serv Cl
2020	1,319	$2.25	to	$2.17	$2,917	0.22%	0.30%	to	0.90%	21.83%	to	21.10%
2019	1,371	$1.85	to	$1.79	$2,493	0.35%	0.30%	to	0.90%	39.17%	to	38.33%
2018	1,440	$1.33	to	$1.30	$1,887	0.32%	0.30%	to	0.90%	0.27%	to	(0.33%)
2017	1,670	$1.32	to	$1.30	$2,190	0.42%	0.30%	to	0.90%	27.72%	to	26.96%
2016	1,877	$1.04	to	$1.02	$1,932	0.39%	0.30%	to	0.90%	5.53%	to	4.89%
MFS New Dis, Serv Cl
2020	493	$2.78	to	$4.67	$2,823	—	0.30%	to	0.90%	45.15%	to	44.28%
2019	489	$1.91	to	$3.24	$1,888	—	0.30%	to	0.90%	40.85%	to	40.01%
2018	474	$1.36	to	$2.31	$1,357	—	0.30%	to	0.90%	(2.01%)	to	(2.60%)
2017	539	$1.39	to	$2.37	$1,565	—	0.30%	to	0.90%	25.95%	to	25.20%
2016	623	$1.10	to	$1.89	$1,435	—	0.30%	to	0.90%	8.47%	to	7.83%
MFS Utilities, Serv Cl
2020	340	$1.94	to	$5.47	$1,083	2.17%	0.00%	to	0.90%	5.62%	to	4.67%
2019	355	$1.83	to	$5.23	$1,175	3.74%	0.00%	to	0.90%	24.80%	to	23.68%
2018	460	$1.47	to	$4.22	$1,190	0.84%	0.00%	to	0.90%	0.81%	to	(0.10%)
2017	511	$1.46	to	$4.23	$1,348	4.02%	0.00%	to	0.90%	14.49%	to	13.47%
2016	549	$1.27	to	$3.73	$1,422	3.67%	0.00%	to	0.90%	11.23%	to	10.24%
MS VIF Dis, Cl II
2020	266	$6.61	to	$6.98	$2,293	—	0.00%	to	0.90%	152.04%	to	149.79%
2019	204	$2.62	to	$2.80	$669	—	0.00%	to	0.90%	39.97%	to	38.71%
2018	198	$1.88	to	$2.02	$442	—	0.00%	to	0.90%	10.53%	to	9.53%
2017	154	$1.70	to	$1.84	$323	—	0.00%	to	0.90%	38.60%	to	37.36%
2016	132	$1.22	to	$1.34	$198	—	0.00%	to	0.90%	(8.84%)	to	(9.66%)
MS VIF Global Real Est, Cl II
2020	230	$1.14	to	$1.04	$335	4.38%	0.30%	to	0.90%	(15.11%)	to	(15.62%)
2019	235	$1.35	to	$1.24	$392	2.53%	0.30%	to	0.90%	17.70%	to	17.00%
2018	213	$1.14	to	$1.06	$304	3.09%	0.30%	to	0.90%	(8.48%)	to	(9.03%)
2017	255	$1.25	to	$1.16	$367	2.41%	0.30%	to	0.90%	9.38%	to	8.73%
2016	318	$1.14	to	$1.07	$385	1.39%	0.30%	to	0.90%	2.81%	to	2.20%
NB AMT US Eq Index PW Strat, Cl S
2020	16	$1.16	to	$1.09	$19	0.90%	0.00%	to	0.90%	8.26%	to	7.29%
2019	10	$1.07	to	$1.02	$11	0.17%	0.00%	to	0.90%	15.26%	to	14.22%
2018	9	$0.93	to	$0.89	$9	—	0.00%	to	0.90%	(6.78%)	to	(7.62%)
2017	13	$1.00	to	$0.97	$13	—	0.00%	to	0.90%	6.68%	to	5.73%
2016	9	$0.93	to	$0.91	$9	—	0.00%	to	0.90%	(0.65%)	to	(1.53%)
PIMCO VIT All Asset, Advisor Cl
2020	649	$1.36	to	$1.68	$1,123	4.83%	0.00%	to	0.90%	7.91%	to	6.94%
2019	667	$1.26	to	$1.57	$1,083	2.81%	0.00%	to	0.90%	11.74%	to	10.74%
2018	719	$1.13	to	$1.42	$1,055	3.04%	0.00%	to	0.90%	(5.45%)	to	(6.30%)
2017	745	$1.19	to	$1.52	$1,183	4.52%	0.00%	to	0.90%	13.38%	to	12.36%
2016	725	$1.05	to	$1.35	$1,017	2.42%	0.00%	to	0.90%	12.90%	to	11.90%
PIMCO VIT Tot Return, Advisor Cl
2020	237	$1.31	to	$1.21	$297	2.02%	0.00%	to	0.90%	8.54%	to	7.57%
2019	221	$1.21	to	$1.12	$256	2.86%	0.00%	to	0.90%	8.25%	to	7.28%
2018	118	$1.11	to	$1.05	$132	2.38%	0.00%	to	0.90%	(0.63%)	to	(1.53%)
2017	159	$1.12	to	$1.06	$177	1.93%	0.00%	to	0.90%	4.81%	to	3.87%
2016	120	$1.07	to	$1.03	$132	1.96%	0.00%	to	0.90%	2.58%	to	1.66%
Put VT Global Hlth Care, Cl IB
2020	305	$2.29	to	$4.47	$1,243	0.47%	0.30%	to	0.90%	15.93%	to	15.24%
2019	289	$1.97	to	$3.88	$1,055	—	0.30%	to	0.90%	29.90%	to	29.13%
2018	307	$1.52	to	$3.00	$882	0.98%	0.30%	to	0.90%	(0.89%)	to	(1.49%)
2017	337	$1.53	to	$3.05	$996	0.51%	0.30%	to	0.90%	14.95%	to	14.27%
2016	336	$1.33	to	$2.67	$868	—	0.30%	to	0.90%	(11.62%)	to	(12.14%)
Put VT Intl Eq, Cl IB
2020	80	$1.45	to	$2.34	$173	1.61%	0.30%	to	0.90%	11.76%	to	11.09%
2019	82	$1.30	to	$2.11	$160	1.46%	0.30%	to	0.90%	24.78%	to	24.03%
2018	98	$1.04	to	$1.70	$157	1.44%	0.30%	to	0.90%	(19.36%)	to	(19.84%)
2017	133	$1.29	to	$2.12	$271	2.19%	0.30%	to	0.90%	26.20%	to	25.45%
2016	148	$1.02	to	$1.69	$239	3.48%	0.30%	to	0.90%	(2.75%)	to	(3.33%)

RIVERSOURCE SUCCESSION SELECT VARIABLE LIFE INSURANCE NEW YORK – 2020 ANNUAL REPORT	67

	At December 31					For the year ended December 31
	Units (000s)	Accumulation unit value lowest to highest(1)			Net assets (000s)	Investment income ratio(2)	Expense ratio lowest to highest(3)			Total return lowest to highest(1)(4)
Put VT Sus Leaders, Cl IB
2020	28	$3.03	to	$4.26	$123	0.40%	0.30%	to	0.90%	28.51%	to	27.74%
2019	33	$2.36	to	$3.34	$109	0.48%	0.30%	to	0.90%	35.95%	to	35.14%
2018	45	$1.73	to	$2.47	$114	—	0.30%	to	0.90%	(1.82%)	to	(2.41%)
2017	49	$1.76	to	$2.53	$126	0.68%	0.30%	to	0.90%	28.84%	to	28.07%
2016	71	$1.37	to	$1.98	$141	1.33%	0.30%	to	0.90%	7.47%	to	6.82%
Temp Global Bond, Cl 2
2020	209	$1.03	to	$0.92	$200	8.55%	0.00%	to	0.90%	(5.28%)	to	(6.13%)
2019	200	$1.08	to	$0.98	$201	6.87%	0.00%	to	0.90%	2.01%	to	1.10%
2018	176	$1.06	to	$0.97	$174	—	0.00%	to	0.90%	1.94%	to	1.02%
2017	167	$1.04	to	$0.96	$163	—	0.00%	to	0.90%	1.93%	to	1.01%
2016	120	$1.02	to	$0.95	$115	—	0.00%	to	0.90%	2.94%	to	2.02%
VanEck VIP Global Gold, Cl S
2020	92	$1.65	to	$1.46	$142	1.78%	0.00%	to	0.90%	38.62%	to	37.38%
2019	190	$1.19	to	$1.07	$210	—	0.00%	to	0.90%	38.75%	to	37.50%
2018	229	$0.86	to	$0.78	$183	2.92%	0.00%	to	0.90%	(15.70%)	to	(16.46%)
2017	177	$1.02	to	$0.93	$169	3.05%	0.00%	to	0.90%	11.63%	to	10.63%
2016	87	$0.91	to	$0.84	$74	0.15%	0.00%	to	0.90%	47.94%	to	46.62%
VP Aggr, Cl 2
2020	10,139	$2.05	to	$2.30	$21,679	—	0.00%	to	0.90%	14.99%	to	13.96%
2019	9,514	$1.78	to	$2.02	$17,831	—	0.00%	to	0.90%	21.59%	to	20.50%
2018	9,422	$1.47	to	$1.67	$14,705	—	0.00%	to	0.90%	(8.58%)	to	(9.41%)
2017	8,849	$1.61	to	$1.85	$15,109	—	0.00%	to	0.90%	18.91%	to	17.85%
2016	8,158	$1.35	to	$1.57	$12,162	—	0.00%	to	0.90%	5.91%	to	4.96%
VP Aggr, Cl 4
2020	10,695	$1.77	to	$2.30	$23,320	—	0.30%	to	0.90%	14.62%	to	13.93%
2019	10,708	$1.54	to	$2.02	$20,414	—	0.30%	to	0.90%	21.31%	to	20.59%
2018	10,946	$1.27	to	$1.68	$17,257	—	0.30%	to	0.90%	(8.89%)	to	(9.44%)
2017	11,043	$1.40	to	$1.85	$19,448	—	0.30%	to	0.90%	18.52%	to	17.81%
2016	11,858	$1.18	to	$1.57	$18,133	—	0.30%	to	0.90%	5.66%	to	5.02%
VP Conserv, Cl 2
2020	579	$1.41	to	$1.48	$876	—	0.00%	to	0.90%	9.30%	to	8.32%
2019	457	$1.29	to	$1.37	$628	—	0.00%	to	0.90%	10.75%	to	9.76%
2018	422	$1.16	to	$1.25	$528	—	0.00%	to	0.90%	(2.95%)	to	(3.82%)
2017	431	$1.20	to	$1.30	$562	—	0.00%	to	0.90%	7.42%	to	6.46%
2016	456	$1.12	to	$1.22	$558	—	0.00%	to	0.90%	3.44%	to	2.51%
VP Conserv, Cl 4
2020	395	$1.35	to	$1.48	$601	—	0.30%	to	0.90%	8.91%	to	8.26%
2019	668	$1.24	to	$1.37	$898	—	0.30%	to	0.90%	10.42%	to	9.76%
2018	445	$1.13	to	$1.25	$567	—	0.30%	to	0.90%	(3.17%)	to	(3.76%)
2017	657	$1.16	to	$1.30	$866	—	0.30%	to	0.90%	7.02%	to	6.38%
2016	781	$1.09	to	$1.22	$962	—	0.30%	to	0.90%	3.13%	to	2.51%
VP Man Vol Conserv, Cl 2
2020	92	$1.31	to	$1.24	$117	—	0.00%	to	0.90%	8.12%	to	7.15%
2019	21	$1.21	to	$1.16	$25	—	0.00%	to	0.90%	11.92%	to	10.91%
2018	15	$1.09	to	$1.04	$16	—	0.00%	to	0.90%	(2.58%)	to	(3.46%)
2017	36	$1.11	to	$1.08	$39	—	0.00%	to	0.90%	7.89%	to	6.92%
2016	36	$1.03	to	$1.01	$37	—	0.00%	to	0.90%	3.06%	to	2.13%
VP Man Vol Conserv Gro, Cl 2
2020	124	$1.36	to	$1.28	$163	—	0.00%	to	0.90%	9.15%	to	8.17%
2019	40	$1.24	to	$1.18	$48	—	0.00%	to	0.90%	14.00%	to	12.97%
2018	56	$1.09	to	$1.05	$59	—	0.00%	to	0.90%	(4.30%)	to	(5.16%)
2017	11	$1.14	to	$1.10	$13	—	0.00%	to	0.90%	11.19%	to	10.20%
2016	62	$1.03	to	$1.00	$62	—	0.00%	to	0.90%	3.17%	to	2.24%
VP Man Vol Gro, Cl 2
2020	1,439	$1.44	to	$1.36	$2,035	—	0.00%	to	0.90%	11.30%	to	10.30%
2019	1,434	$1.30	to	$1.23	$1,827	—	0.00%	to	0.90%	18.26%	to	17.20%
2018	1,368	$1.10	to	$1.05	$1,478	—	0.00%	to	0.90%	(7.73%)	to	(8.56%)
2017	1,339	$1.19	to	$1.15	$1,548	—	0.00%	to	0.90%	17.48%	to	16.43%
2016	1,304	$1.01	to	$0.99	$1,292	—	0.00%	to	0.90%	3.37%	to	2.44%

68	RIVERSOURCE SUCCESSION SELECT VARIABLE LIFE INSURANCE NEW YORK – 2020 ANNUAL REPORT

	At December 31					For the year ended December 31
	Units (000s)	Accumulation unit value lowest to highest(1)			Net assets (000s)	Investment income ratio(2)	Expense ratio lowest to highest(3)			Total return lowest to highest(1)(4)
VP Man Vol Mod Gro, Cl 2
2020	1,279	$1.41	to	$1.33	$1,765	—	0.00%	to	0.90%	10.37%	to	9.38%
2019	1,304	$1.28	to	$1.22	$1,635	—	0.00%	to	0.90%	16.17%	to	15.13%
2018	1,291	$1.10	to	$1.06	$1,397	—	0.00%	to	0.90%	(5.85%)	to	(6.70%)
2017	835	$1.17	to	$1.13	$965	—	0.00%	to	0.90%	14.34%	to	13.32%
2016	615	$1.02	to	$1.00	$622	—	0.00%	to	0.90%	3.42%	to	2.49%
VP Mod, Cl 2
2020	15,047	$1.72	to	$1.90	$28,331	—	0.00%	to	0.90%	12.86%	to	11.85%
2019	15,836	$1.52	to	$1.69	$26,566	—	0.00%	to	0.90%	16.13%	to	15.09%
2018	16,008	$1.31	to	$1.47	$23,208	—	0.00%	to	0.90%	(5.57%)	to	(6.42%)
2017	16,763	$1.39	to	$1.57	$25,948	—	0.00%	to	0.90%	13.22%	to	12.21%
2016	16,812	$1.23	to	$1.40	$23,295	—	0.00%	to	0.90%	4.63%	to	3.70%
VP Mod, Cl 4
2020	19,863	$1.56	to	$1.90	$37,194	—	0.30%	to	0.90%	12.45%	to	11.78%
2019	21,370	$1.39	to	$1.70	$35,568	—	0.30%	to	0.90%	15.83%	to	15.14%
2018	24,897	$1.20	to	$1.47	$35,675	—	0.30%	to	0.90%	(5.85%)	to	(6.42%)
2017	26,048	$1.28	to	$1.58	$40,666	—	0.30%	to	0.90%	12.87%	to	12.19%
2016	27,471	$1.13	to	$1.40	$38,287	—	0.30%	to	0.90%	4.32%	to	3.69%
VP Mod Aggr, Cl 2
2020	20,342	$1.88	to	$2.10	$40,777	—	0.00%	to	0.90%	14.03%	to	13.01%
2019	20,092	$1.65	to	$1.85	$35,918	—	0.00%	to	0.90%	18.71%	to	17.65%
2018	20,043	$1.39	to	$1.58	$30,499	—	0.00%	to	0.90%	(7.03%)	to	(7.87%)
2017	19,479	$1.49	to	$1.71	$32,059	—	0.00%	to	0.90%	16.15%	to	15.11%
2016	19,493	$1.28	to	$1.49	$28,055	—	0.00%	to	0.90%	5.27%	to	4.32%
VP Mod Aggr, Cl 4
2020	30,763	$1.66	to	$2.10	$62,979	—	0.30%	to	0.90%	13.67%	to	12.99%
2019	33,208	$1.46	to	$1.86	$59,867	—	0.30%	to	0.90%	18.39%	to	17.68%
2018	35,800	$1.24	to	$1.58	$54,778	—	0.30%	to	0.90%	(7.36%)	to	(7.91%)
2017	36,588	$1.33	to	$1.71	$61,837	—	0.30%	to	0.90%	15.85%	to	15.15%
2016	37,017	$1.15	to	$1.49	$54,692	—	0.30%	to	0.90%	4.95%	to	4.32%
VP Mod Conserv, Cl 2
2020	1,396	$1.56	to	$1.68	$2,378	—	0.00%	to	0.90%	11.00%	to	10.01%
2019	1,357	$1.40	to	$1.52	$2,077	—	0.00%	to	0.90%	13.51%	to	12.50%
2018	1,598	$1.23	to	$1.35	$2,168	—	0.00%	to	0.90%	(4.12%)	to	(4.99%)
2017	1,663	$1.29	to	$1.43	$2,383	—	0.00%	to	0.90%	10.01%	to	9.02%
2016	1,993	$1.17	to	$1.31	$2,624	—	0.00%	to	0.90%	3.97%	to	3.03%
VP Mod Conserv, Cl 4
2020	2,518	$1.46	to	$1.68	$4,184	—	0.30%	to	0.90%	10.65%	to	9.99%
2019	2,780	$1.32	to	$1.53	$4,290	—	0.30%	to	0.90%	13.15%	to	12.47%
2018	2,996	$1.16	to	$1.36	$4,112	—	0.30%	to	0.90%	(4.34%)	to	(4.92%)
2017	3,275	$1.22	to	$1.43	$4,719	—	0.30%	to	0.90%	9.59%	to	8.93%
2016	3,865	$1.11	to	$1.31	$5,050	—	0.30%	to	0.90%	3.73%	to	3.10%
VP Ptnrs Core Eq, Cl 3
2020	140	$2.11	to	$2.14	$438	—	0.30%	to	0.90%	16.49%	to	15.80%
2019	132	$1.81	to	$1.85	$343	—	0.30%	to	0.90%	26.00%	to	25.25%
2018	171	$1.44	to	$1.48	$325	—	0.30%	to	0.90%	(8.36%)	to	(8.91%)
2017	207	$1.57	to	$1.62	$419	—	0.30%	to	0.90%	19.91%	to	19.20%
2016	250	$1.31	to	$1.36	$390	—	0.30%	to	0.90%	9.36%	to	8.70%
VP Ptnrs Sm Cap Val, Cl 3
2020	203	$1.42	to	$3.33	$610	—	0.30%	to	0.90%	3.80%	to	3.18%
2019	208	$1.37	to	$3.23	$606	—	0.30%	to	0.90%	19.30%	to	18.58%
2018	225	$1.15	to	$2.72	$555	—	0.30%	to	0.90%	(13.86%)	to	(14.38%)
2017	229	$1.34	to	$3.18	$676	—	0.30%	to	0.90%	6.70%	to	6.07%
2016	256	$1.25	to	$3.00	$731	—	0.30%	to	0.90%	25.16%	to	24.41%
Wanger Intl
2020	1,719	$1.68	to	$3.79	$5,227	2.02%	0.30%	to	0.90%	14.02%	to	13.34%
2019	1,829	$1.47	to	$3.35	$4,881	0.81%	0.30%	to	0.90%	29.60%	to	28.83%
2018	1,983	$1.13	to	$2.60	$4,160	2.03%	0.30%	to	0.90%	(17.95%)	to	(18.44%)
2017	2,026	$1.38	to	$3.18	$5,342	1.22%	0.30%	to	0.90%	32.51%	to	31.73%
2016	2,002	$1.04	to	$2.42	$4,346	1.15%	0.30%	to	0.90%	(1.70%)	to	(2.29%)

RIVERSOURCE SUCCESSION SELECT VARIABLE LIFE INSURANCE NEW YORK – 2020 ANNUAL REPORT	69

	At December 31					For the year ended December 31
	Units (000s)	Accumulation unit value lowest to highest(1)			Net assets (000s)	Investment income ratio(2)	Expense ratio lowest to highest(3)			Total return lowest to highest(1)(4)
Wanger USA
2020	1,354	$2.43	to	$6.46	$7,196	—	0.30%	to	0.90%	23.86%	to	23.12%
2019	1,499	$1.96	to	$5.25	$6,511	0.26%	0.30%	to	0.90%	30.71%	to	29.93%
2018	1,686	$1.50	to	$4.04	$5,574	0.09%	0.30%	to	0.90%	(1.76%)	to	(2.35%)
2017	1,869	$1.53	to	$4.13	$6,223	—	0.30%	to	0.90%	19.22%	to	18.51%
2016	1,932	$1.28	to	$3.49	$5,751	—	0.30%	to	0.90%	13.35%	to	12.67%
WF VT Index Asset Alloc, Cl 2
2020	309	$2.01	to	$3.45	$617	0.83%	0.30%	to	0.90%	16.24%	to	15.54%
2019	297	$1.73	to	$2.98	$527	1.09%	0.30%	to	0.90%	19.80%	to	19.08%
2018	315	$1.44	to	$2.51	$482	0.97%	0.30%	to	0.90%	(3.20%)	to	(3.78%)
2017	307	$1.49	to	$2.60	$527	0.75%	0.30%	to	0.90%	11.92%	to	11.25%
2016	257	$1.33	to	$2.34	$457	0.88%	0.30%	to	0.90%	7.38%	to	6.71%
WF VT Intl Eq, Cl 2
2020	514	$1.34	to	$1.99	$1,054	2.55%	0.30%	to	0.90%	4.62%	to	3.99%
2019	532	$1.28	to	$1.92	$1,047	3.69%	0.30%	to	0.90%	15.14%	to	14.45%
2018	546	$1.11	to	$1.68	$934	11.19%	0.30%	to	0.90%	(17.53%)	to	(18.03%)
2017	612	$1.35	to	$2.04	$1,255	2.83%	0.30%	to	0.90%	23.97%	to	23.23%
2016	638	$1.09	to	$1.66	$1,061	2.81%	0.30%	to	0.90%	2.99%	to	2.37%
WF VT Opp, Cl 2
2020	300	$2.86	to	$4.94	$1,291	0.43%	0.00%	to	0.90%	21.01%	to	19.92%
2019	354	$2.37	to	$4.12	$1,276	0.28%	0.00%	to	0.90%	31.46%	to	30.29%
2018	379	$1.80	to	$3.16	$1,048	0.19%	0.00%	to	0.90%	(7.15%)	to	(7.98%)
2017	373	$1.94	to	$3.43	$1,143	0.68%	0.00%	to	0.90%	20.44%	to	19.36%
2016	373	$1.61	to	$2.88	$1,008	2.05%	0.00%	to	0.90%	12.23%	to	11.23%
WF VT Sm Cap Gro, Cl 2
2020	380	$3.72	to	$7.70	$1,837	—	0.00%	to	0.90%	57.78%	to	56.37%
2019	381	$2.36	to	$4.92	$1,249	—	0.00%	to	0.90%	24.83%	to	23.71%
2018	368	$1.89	to	$3.98	$1,003	—	0.00%	to	0.90%	1.31%	to	0.40%
2017	344	$1.87	to	$3.96	$916	—	0.00%	to	0.90%	25.86%	to	24.73%
2016	355	$1.48	to	$3.18	$784	—	0.00%	to	0.90%	7.75%	to	6.78%

(1)	The accumulation unit values and total returns are presented as a range of values based on the life insurance policies with the lowest and highest expense ratios.
(2)

These amounts represent the dividends, excluding distributions of capital gains, received by the division from the underlying fund, net of management fees assessed by the fund manager, divided by the average net assets. These ratios exclude variable account expenses that result in direct reductions in the unit values. The recognition of investment income by the division is affected by the timing of the declaration of dividends by the underlying fund in which the division invests. These ratios are annualized for periods less than one year.

(3)

These ratios represent the annualized policy expenses of the separate account, consisting primarily of mortality and expense charges, for each period indicated. The ratios include only those expenses that result in a direct reduction to unit values. Charges made directly to policy owner accounts through the redemption of units and expenses of the underlying fund are excluded.

(4)

These amounts represent the total return for the periods indicated, including changes in the value of the underlying fund, and reflect deductions for all items included in the expense ratio. The total return does not include any expenses assessed through the redemption of units; inclusion of these expenses in the calculation would result in a reduction in the total return presented. Investment options with a date notation indicate the effective date of that investment option in the variable account. The total return is calculated for the period indicated or from the effective date through the end of the reporting period. Although the total return is presented as a range of values based on the subaccounts representing the lowest and highest expense ratios, some individual subaccount total returns are not within the ranges presented due to the introduction of new subaccounts during the year and other market factors.

(5)	New subaccount operations commenced on April 28, 2017.
(6)	New subaccount operations commenced on April 24, 2020.

70	RIVERSOURCE SUCCESSION SELECT VARIABLE LIFE INSURANCE NEW YORK – 2020 ANNUAL REPORT

FINANCIAL STATEMENTS

RiverSource Life Insurance Co. of New York

For the Years Ended December 31, 2020, 2019 and 2018

With Report of Independent Registered Public Accounting Firm

RiverSource Life Insurance Co. of New York

FINANCIAL STATEMENTS

For the Years Ended December 31, 2020, 2019 and 2018

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

TO THE BOARD OF DIRECTORS AND SHAREHOLDER OF

RIVERSOURCE LIFE INSURANCE CO. OF NEW YORK:

Opinion on the Financial Statements
We have audited the accompanying balance sheets of RiverSource Life Insurance Co. of New York (the “Company”) as of December 31, 2020 and 2019, and the related statements of income, of comprehensive income, of shareholder’s equity and of cash flows for each of the three years in the period ended December 31, 2020, including the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Company as of December 31, 2020 and 2019, and the results of its operations and its cash flows for each of the three years in the period ended December 31, 2020 in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements are the responsibility of the Company’s management. Our responsibility is to express an opinion on the Company’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Company in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB and in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.

Critical Audit Matters

The critical audit matters communicated below are matters arising from the current period audit of the financial statements that were communicated or required to be communicated to the audit committee and that (i) relate to accounts or disclosures that are material to the financial statements and (ii) involved our especially challenging, subjective, or complex judgments. The communication of critical audit matters does not alter in any way our opinion on the financial statements, taken as a whole, and we are not, by communicating the critical audit matters below, providing separate opinions on the critical audit matters or on the accounts or disclosures to which they relate.

Valuation of the reserves for long term care policies

As described in Note 2 and Note 10 to the financial statements, the total reserves for long term care policies was $357,716 thousand as of December 31, 2020, which is included in policyholder account balances, future policy benefits and claims on the balance sheet. Liabilities for estimates of benefits that will become payable on future claims on long term care policies are based on a gross premium valuation reflecting management’s current best estimate assumptions. Management utilizes best estimate assumptions as of the date the policy is issued with provisions for the risk of adverse deviation, as appropriate. After the liabilities are initially established, management performs premium deficiency tests, using current best estimate assumptions, including expected premium rate increases, benefit reductions, morbidity rates, policy persistency and interest rates earned on assets supporting the liability. If a premium deficiency is recognized, the assumptions as of the date of the loss recognition are locked in and used in subsequent periods.

The principal considerations for our determination that performing procedures relating to the valuation of the reserves for long term care policies is a critical audit matter are the significant judgment by management when developing the estimate of the long term care reserves, which in turn led to a high degree of auditor judgment, subjectivity and effort in performing procedures and evaluating audit evidence relating to the current best estimate assumptions related to expected premium rate increases, benefit reductions, morbidity rates and interest rates earned on assets supporting the liability. Also, the audit effort included the involvement of professionals with specialized skill and knowledge.

Addressing the matter involved performing procedures and evaluating audit evidence in connection with forming our overall opinion on the financial statements. These procedures included testing the effectiveness of controls relating to the Company’s valuation of reserves for long term care policies, including controls over management’s development of the current best estimate assumptions. These procedures also included, among others, evaluating and testing management’s process for developing the estimate of the long term care reserves, testing the completeness and accuracy of underlying data used by management and testing that assumptions are accurately reflected in the models. Evaluating and testing management’s process also included the involvement of professionals with specialized skill and knowledge to assist in (i) evaluating the reasonableness of the current best estimate assumptions related to expected premium rate increases, benefit reductions, morbidity rates and interest rates earned on assets supporting the liability, and (ii) evaluating the appropriateness of management’s models.

Valuation of the embedded derivatives in certain variable annuity riders

As described in Note 2, Note 10, Note 11, and Note 12 to the financial statements, management values the embedded derivatives attributable to the provisions of certain variable annuity riders using internal valuation models. As there is no active market for the transfer of these embedded derivatives, such internal valuation models estimate fair value by discounting expected cash flows. As of December 31, 2020, the net embedded derivative liability in certain variable annuity riders was $116,490 thousand, and is included in policyholder account balances, future policy benefits and claims on the balance sheet. Management’s discounted cash flow model for estimating fair value includes observable capital market assumptions and incorporates significant unobservable inputs related to implied volatility, non-performance risk and contractholder behavior assumptions that include margins for risk, all of which management believes a market participant would expect.

The principal considerations for our determination that performing procedures relating to the valuation of the embedded derivatives in certain variable annuity riders is a critical audit matter are the significant judgment by management to estimate the fair value of the embedded derivatives in certain variable annuity riders; this in turn led to a high degree of auditor judgment, subjectivity and effort in performing procedures and evaluating audit evidence obtained related to the significant unobservable inputs related to implied volatility, nonperformance risk and contractholder behavior assumptions that include margins for risk and the audit effort involved the use of professionals with specialized skill and knowledge.

Addressing the matter involved performing procedures and evaluating audit evidence in connection with forming our overall opinion on the financial statements. These procedures included testing the effectiveness of controls related to the Company’s estimate of the fair value of embedded derivatives in certain variable annuity riders, including controls over the significant unobservable inputs. These procedures also included, among others, evaluating and testing management’s process for developing the fair value estimate. Testing management’s process included evaluating the reasonableness of the significant unobservable inputs related to implied volatility, non-performance risk and contractholder behavior assumptions that include margins for risk, and testing the completeness and accuracy of underlying data used by management in the development of the significant unobservable inputs. Professionals with specialized skill and knowledge were used to assist in (i) evaluating the reasonableness of certain significant unobservable inputs related to implied volatility, non-performance risk and contractholder behavior assumptions that include margins for risk, and (ii) evaluating the appropriateness of management’s models.

Valuation of certain guarantees on variable annuity and certain life insurance policies accounted for as insurance liabilities

As described in Note 2, Note 10 and Note 11 to the financial statements, the Company issues universal life, variable universal life and variable annuity policies that have product features that are accounted for as insurance liabilities. As disclosed by management, the liability for these policies, which is included in policyholder account balances, future policy benefits and claims on the balance sheet, is determined using actuarial models to estimate the present value of the projected benefits in excess of account value and recognizing the excess over the estimated life based on expected assessments. Significant assumptions used by management in projecting the present value of future benefits and assessments include customer asset value growth rates, mortality, persistency, and investment margins, and additionally for variable annuity policies, benefit utilization.

The principal considerations for our determination that performing procedures relating to the valuation of certain guarantees on variable annuity and certain life insurance policies accounted for as insurance liabilities is a critical audit matter are the significant judgment by management when developing the estimate of certain guarantees on variable annuity and certain life insurance policies accounted for as insurance liabilities, which in turn led to a high degree of auditor judgment, subjectivity and effort in performing procedures and evaluating audit evidence relating to the significant assumptions related to customer asset value growth rates, persistency, investment margins, and , for variable annuity policies, benefit utilization. Also, the audit effort included the involvement of professionals with specialized skill and knowledge.

Addressing the matter involved performing procedures and evaluating audit evidence in connection with forming our overall opinion on the financial statements. These procedures included testing the effectiveness of controls relating to the Company’s valuation of certain guarantees on variable annuity and certain life insurance policies accounted for as insurance liabilities, including controls over management’s development of the significant assumptions. These procedures also included, among others, evaluating and testing management’s process for developing the estimate of certain guarantees on variable annuity and certain life insurance policies accounted for as insurance liabilities, testing the completeness and accuracy of underlying data used by management and testing that assumptions are accurately reflected in the models. Evaluating and testing management’s process also included the involvement of professionals with specialized skill and knowledge to assist in (i) evaluating the reasonableness of the significant assumptions related to customer asset value growth rates, persistency, benefit utilization and investment margins, and (ii) evaluating the appropriateness of management’s models.

/s/ PricewaterhouseCoopers LLP

Minneapolis, Minnesota

April 20, 2021

We have served as the Company’s auditor since 2010.

RiverSource Life Insurance Co. of New York

BALANCE SHEETS

(in thousands, except share amounts)

December 31,	2020	2019
Assets
Investments:
Available-for-Sale:
Fixed maturities, at fair value (amortized cost: 2020, $1,680,340; 2019, $1,566,589, allowance for credit losses: 2020, $739(1))	$1,873,639	$1,702,183
Mortgage loans on real estate, at cost (allowance for credit losses: 2020, $2,075; 2019, $2,038)	166,845	161,778
Policy loans	48,712	49,333
Other investments	484	425
Total investments	2,089,680	1,913,719
Cash and cash equivalents	262,009	249,120
Reinsurance recoverables (Net of allowance for credit losses: 2020, $4,800(1))	185,087	179,013
Other receivables	8,250	8,013
Accrued investment income	13,653	13,060
Deferred acquisition costs	162,650	174,062
Other assets	324,757	189,259
Separate account assets	5,122,397	4,787,305
Total assets	$8,168,483	$7,513,551

Liabilities and Shareholder’s Equity
Liabilities:
Policyholder account balances, future policy benefits and claims	$2,169,010	$2,030,010
Other liabilities	346,842	230,353
Separate account liabilities	5,122,397	4,787,305
Total liabilities	$7,638,249	$7,047,668
Shareholder’s Equity:
Common stock, $0 par value; 200,000 shares authorized, issued and outstanding	$2,000	$2,000
Additional paid-in capital	106,926	106,926
Retained earnings	350,273	311,430
Accumulated other comprehensive income, net of tax	71,035	45,527
Total shareholder’s equity	530,234	465,883
Total liabilities and shareholder’s equity	$8,168,483	$7,513,551

(1)	Prior to January 1, 2020, the allowance for credit losses is not applicable to Available-for-Sale securities and Reinsurance recoverables. See Notes 2, 3, 6 and 7 for more information

See Notes to Financial Statements.

RiverSource Life Insurance Co. of New York

STATEMENTS OF INCOME

(in thousands)

Years Ended December 31,	2020	2019	2018
Revenues
Premiums	$17,699	$21,052	$19,643
Net investment income	70,451	75,807	78,546
Policy and contract charges	123,702	121,572	125,492
Other revenues	24,526	23,990	23,584
Net realized investment gains (losses)	(346)	(1,035)	566
Total revenues	236,032	241,386	247,831

Benefits and Expenses
Benefits, claims, losses and settlement expenses	83,691	75,842	85,677
Interest credited to fixed accounts	49,171	49,390	49,384
Amortization of deferred acquisition costs	18,276	10,892	14,679
Other insurance and operating expenses	35,551	37,170	38,316
Total benefit and expenses	186,689	173,294	188,056
Pretax income (loss)	49,343	68,092	59,775
Income tax provision (benefit)	7,671	8,993	7,856
Net income	$41,672	$59,099	$51,919

See Notes to Financial Statements.

RiverSource Life Insurance Co. of New York

STATEMENTS OF COMPREHENSIVE INCOME

(in thousands)

Years Ended December 31,	2020	2019	2018

Net income	$41,672	$59,099	$51,919
Other comprehensive income (loss), net of tax benefit:
Net unrealized gains (losses) on securities	25,508	45,957	(40,993)
Total comprehensive income	$67,180	$105,056	$10,926

See Notes to Financial Statements.

RiverSource Life Insurance Co. of New York

STATEMENT OF SHAREHOLDER’S EQUITY

(in thousands)

	Common Stock	Additional Paid-In Capital	Retained Earnings	Accumulated Other Comprehensive Income (Loss)	Total
Balances at January 1, 2018	$2,000	$106,926	$291,562	$40,563	$441,051
Comprehensive income:
Net income	—	—	51,919	—	51,919
Other comprehensive income (loss), net of tax benefit	—	—	—	(40,993)	(40,993)

Total comprehensive income					10,926
Cash dividend to RiverSource Life Insurance Company	—	—	(48,000)	—	(48,000)

Balances at December 31, 2018	$2,000	$106,926	$295,481	$(430)	$403,977
Cumulative effect of adoption of premium amortization on purchased callable debt securities guidance	—	—	(150)	—	(150)
Comprehensive income:
Net income	—	—	59,099	—	59,099
Other comprehensive income (loss), net of tax benefit	—	—	—	45,957	45,957

Total comprehensive income					105,056
Cash dividend to RiverSource Life Insurance Company	—	—	(43,000)	—	(43,000)

Balances at December 31, 2019	$2,000	$106,926	$311,430	$45,527	$465,883
Cumulative effect of adoption of current expected credit losses guidance	—	—	(2,829)	—	(2,829)
Comprehensive income:
Net income	—	—	41,672	—	41,672
Other comprehensive income (loss), net of tax benefit	—	—	—	25,508	25,508

Total comprehensive income					67,180
Cash dividend to RiverSource Life Insurance Company	—	—	—	—	—
Balances at December 31, 2020	$2,000	$106,926	$350,273	$71,035	$530,234

See Notes to Financial Statements.

RiverSource Life Insurance Co. of New York

STATEMENTS OF CASH FLOWS

(in thousands)

Years Ended December 31,	2020	2019	2018
Cash Flows from Operating Activities
Net income	$41,672	$59,099	$51,919
Adjustments to reconcile net income to net cash provided by (used in) operating activities:
Depreciation, amortization and accretion, net	1,575	952	2,269
Deferred income tax (benefit) expense	(10,626)	(8,503)	(460)
Contractholder and policyholder charges, non-cash	(26,308)	(25,518)	(24,570)
(Gain) loss from equity method investments	(53)	(57)	22
Net realized investment (gains) losses	(1,350)	(22)	(566)
Other-than-temporary impairments recognized in net realized investment gains (losses)	1,696	1,054	—
Changes in operating assets and liabilities
Deferred acquisition costs	3,739	(8,170)	(5,545)
Policyholder account balances, future policy benefits and claims, net	115,496	39,172	65,075
Derivatives, net of collateral	(34,858)	(27,855)	25,342
Reinsurance recoverables	(8,659)	(9,332)	(22,732)
Other receivables	(237)	(682)	1,015
Accrued investment income	(593)	1,819	1,803
Current income tax expense (benefit)	19,086	2,495	(1,431)
Other, net	3,677	3,257	2,396
Net cash provided by (used in) operating activities	104,257	27,709	94,537

Cash Flows from Investing Activities
Available-for-Sale securities:
Proceeds from sales	6,109	8,752	2,770
Maturities, sinking fund payments and calls	208,944	227,635	196,883
Purchases	(329,029)	(147,680)	(154,760)
Proceeds from maturities and repayments of commercial mortgage loans	18,508	16,829	22,264
Funding of commercial mortgage loans	(23,585)	(23,650)	(27,856)
Net proceeds from sales of other investments	3	—	—
Purchase of other investments	(9)	8	(11)
Change in policy loans, net	621	445	(1,122)
Cash paid for written options with deferred premiums		—	(11,626)
Cash received for written options with deferred premiums	—	—	5,928
Net cash provided by (used in) investing activities	(118,438)	82,339	32,470

Cash Flows from Financing Activities
Policyholder account balances:
Deposits and other additions	121,283	138,744	129,588
Net transfers from (to) separate accounts	(239)	(2,793)	(12,035)
Surrenders and other benefits	(86,335)	(113,264)	(115,859)
Proceeds form line of credit with Ameriprise Financial, Inc.	6,000	2,500	—
Repayments to line of credit with Ameriprise Financial, Inc.	(6,000)	(2,500)	—
Cash received for purchased options with deferred premiums	—	42,423	189
Cash paid for purchased options with deferred premiums	(7,638)	(16,812)	(8,672)
Cash dividends to RiverSource Life Insurance Company	—	(43,000)	(48,000)
Net cash provided by (used in) financing activities	27,071	5,298	(54,789)
Net increase (decrease) in cash and cash equivalents	12,889	115,346	72,218
Cash and cash equivalents at beginning of period	249,120	133,774	61,556
Cash and cash equivalents at end of period	$262,009	$249,120	$133,774
Supplemental Disclosures:
Income taxes paid (received), net	$(790)	$14,965	$9,749

See Notes to Financial Statements.

RiverSource Life Insurance Co. of New York

NOTES TO FINANCIAL STATEMENTS

1.  NATURE OF BUSINESS AND BASIS OF PRESENTATION

RiverSource Life Insurance Co. of New York (the “Company”) is a stock life insurance company which is domiciled and holds a Certificate of Authority in the State of New York. The Company is a wholly owned subsidiary of RiverSource Life Insurance Company (“RiverSource Life”), which is domiciled in Minnesota. RiverSource Life is a wholly owned subsidiary of Ameriprise Financial, Inc. (“Ameriprise Financial”). The Company issues insurance and annuity products to customers in the State of New York.

The accompanying financial statements are prepared in accordance with U.S. generally accepted accounting principles (“GAAP”) which vary in certain respects from reporting practices prescribed or permitted by the New York State Department of Financial Services (“New York Department”) (the Company’s primary regulator) as described in Note 14.

The Company evaluated events or transactions that may have occurred after the balance sheet date for potential recognition or disclosure through April 20, 2021, the date the financial statements were issued. No subsequent events or transactions were identified.

The Company’s principal products are variable annuities, universal life (“UL”) insurance, including indexed universal life (“IUL”) and variable universal life (“VUL”) insurance which are issued primarily to individuals. Waiver of premium and accidental death benefit riders are generally available with UL products, in addition to other benefit riders. Variable annuity contract purchasers can choose to add optional benefit riders to their contracts, such as guaranteed minimum death benefit (“GMDB”), guaranteed minimum withdrawal benefit (“GMWB”) and guaranteed minimum accumulation benefit (“GMAB”) riders.

The Company also offers immediate annuities, traditional life insurance and disability income (“DI”) insurance. In 2020, the Company discontinued sales of fixed deferred annuities.

The Company’s business is sold through the advisor network of Ameriprise Financial Services, LLC (“AFS”), a subsidiary of Ameriprise Financial. RiverSource Distributors, Inc., a subsidiary of Ameriprise Financial, serves as the principal underwriter and distributor of variable annuity and life insurance products issued by the Company.

2.  SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

The Company adopted accounting standard, Financial Instruments — Credit Losses — Measurement of Credit Losses on Financial Instruments, on January 1, 2020. The significant accounting policies for Available-for-Sale Securities, Financing Receivables, and Reinsurance were updated as a result of adopting the new accounting standard.

Amounts Based on Estimates and Assumptions

Accounting estimates are an integral part of the Financial Statements. In part, they are based upon assumptions concerning future events. Among the more significant are those that relate to investment securities valuation and recognition of other-than-temporary impairments, deferred acquisition costs (“DAC”) and the corresponding recognition of DAC amortization, valuation of derivative instruments, future policy benefits and claims reserves and income taxes and the recognition of deferred tax assets and liabilities. These accounting estimates reflect the best judgment of management and actual results could differ.

Investments

Available-for-Sale Securities

Available-for-Sale securities are carried at fair value with unrealized gains (losses) recorded in accumulated other comprehensive income (“AOCI”), net of impacts to DAC, deferred sales inducement costs (“DSIC”), unearned revenue, benefit reserves, reinsurance recoverables and income taxes which is consistent with prior periods before January 1, 2020. Gains and losses are recognized on a trade date basis in the Statements of Income upon disposition of the securities.

Available-for-Sale securities are impaired when the fair value of an investment is less than its amortized cost. When an Available-for-Sale security is impaired, the Company first assesses whether or not: (i) it has the intent to sell the security (made a decision to sell) or (ii) it is more likely than not that the Company will be required to sell the security before its anticipated recovery. If either of these conditions exist, the Company recognizes an impairment by reducing the book value of the security for the difference between the investment’s amortized cost and its fair value with a corresponding charge to earnings. Subsequent increases in the fair value of Available-for-Sale securities that occur in periods after a write-down has occurred are recorded as unrealized gains in other comprehensive income (“OCI”), while subsequent decreases in fair value would continue to be recorded as reductions of book value with a charge to earnings.

For securities that do not meet the above criteria, the Company determines whether the decrease in fair value is due to a credit loss or due to other factors. The amount of impairment due to credit-related factors, if any, is recognized as an allowance for credit losses with a related charge to net realized investment gains (losses). The allowance for credit losses is limited to the amount by which the security’s amortized cost basis exceeds its fair value. The amount of the impairment related to other factors is recognized in OCI which is consistent with prior periods before January 1, 2020.

RiverSource Life Insurance Co. of New York

Factors the Company considers in determining whether declines in the fair value of fixed maturity securities are due to credit-related factors include: (i) the extent to which the market value is below amortized cost; (ii) fundamental analysis of the liquidity, business prospects and overall financial condition of the issuer; and (iii) market events that could impact credit ratings, economic and business climate, litigation and government actions, and similar external business factors.

If through subsequent evaluation there is a sustained increase in cash flows expected, both the allowance and related charge to earnings may be reversed to reflect the increase in expected principal and interest payments. However, for Available-for-Sale securities that recognized an impairment prior to January 1, 2020 by reducing the book value of the security, the difference between the new amortized cost basis and the improved cash flows expected to be collected is accreted as interest income.

In order to determine the amount of the credit loss component for corporate debt securities, a best estimate of the present value of cash flows expected to be collected discounted at the security’s effective interest rate is compared to the amortized cost basis of the security. The significant inputs to cash flow projections consider potential debt restructuring terms, projected cash flows available to pay creditors and the Company’s position in the debtor’s overall capital structure. When assessing potential credit-related impairments for structured investments (e.g., residential mortgage backed securities, commercial mortgage backed securities and asset backed securities), the Company also considers credit-related factors such as overall deal structure and its position within the structure, quality of underlying collateral, delinquencies and defaults, loss severities, recoveries, prepayments and cumulative loss projections.

Management has elected to exclude accrued interest in its measurement of the allowance for credit losses for Available-for-Sale securities. Accrued interest on Available-for-sale securities is recorded as earned in accrued investment income on the Balance Sheets. Available-for-Sale securities are placed on nonaccrual status when the accrued balance becomes 90 days past due or earlier based on management’s evaluation of the facts and circumstances of each security under review. At this time all previously accrued interest is reversed through net investment income.

Financing Receivables

Financing receivables are comprised of mortgage loans and policy loans.

Mortgage Loans

Mortgage loans are loans on commercial properties that are originated by the Company and are recorded at amortized cost less the allowance for loan losses.

Interest income is accrued as earned on the unpaid principal balances of the loans. Interest income recognized on commercial mortgage loans is recorded in net investment income on the Statements of Income.

Policy Loans

Policy loans do not exceed the cash surrender value at origination. As there is minimal risk of loss related to policy loans, there is no allowance for credit losses.

Interest income is accrued as earned on the unpaid principal balances of the loans. Interest income recognized on policy loans is recorded in accrued investment income on the Statements of Income.

Allowance for Credit Losses

The allowance for credit losses is a valuation account that is deducted from the amortized cost basis of the financial assets to present the net amount expected to be collected over the asset’s expected life, considering past events, current conditions and reasonable and supportable forecasts of future economic conditions. Prior to January 1, 2020, the allowance for credit losses was based on an incurred loss model that did not require estimating expected credit losses over the expected life of the asset. Estimates of expected credit losses consider both historical charge-off and recovery experience as well as current economic conditions and management’s expectation of future charge-off and recovery levels. Expected losses related to risks other than credit risk are excluded from the allowance for credit losses. The allowance for credit losses is measured and recorded upon initial recognition of the loan, regardless of whether it is originated or purchased.

The allowance for credit losses for mortgage loans utilizes a probability of default and loss severity approach to estimate lifetime expected credit losses. Actual historical default and loss severity data is adjusted for current conditions and reasonable and supportable forecasts of future economic conditions to develop the probability of default and loss severity assumptions that are applied to the amortized cost basis of the loans over the expected life of each portfolio. The allowance for credit losses on mortgage loans is recorded through provisions charged to net realized investment gains (losses) and is reduced/increased by net charge-offs/recoveries.

Management determines the adequacy of the allowance for credit losses based on the overall loan portfolio composition, recent and historical loss experience, and other pertinent factors, including when applicable, internal risk ratings, loan-to-value (“LTV”) ratios and occupancy rates, along with reasonable and supportable forecasts of economic and market conditions. This evaluation is inherently subjective as it requires estimates, which may be susceptible to significant change. While the Company may

RiverSource Life Insurance Co. of New York

attribute portions of the allowance to specific loan pools as part of the allowance estimation process, the entire allowance is available to absorb losses expected over the life of the loan portfolio.

Nonaccrual Loans

Commercial mortgage loans are placed on nonaccrual status when either the collection of interest or principal has become 90 days past due or is otherwise considered doubtful of collection. When a loan is placed on nonaccrual status, unpaid accrued interest is reversed. Interest payments received on loans on nonaccrual status are generally applied to principal unless the remaining principal balance has been determined to be fully collectible. Management has elected to exclude accrued interest in its measurement of the allowance for credit losses for commercial mortgage loans.

Restructured Loans

A loan is classified as a restructured loan when the Company makes certain concessionary modifications to contractual terms for borrowers experiencing financial difficulties. When the interest rate, minimum payments, and/or due dates have been modified in an attempt to make the loan more affordable to a borrower experiencing financial difficulties, the modification is considered a troubled debt restructuring. Modifications to loan terms do not automatically result in troubled debt restructurings (“TDRs”). Per the Interagency Statement on Loan Modifications and Reporting for Financial Institutions Working with Customers Affected by the Coronavirus, modifications made on a good faith basis in response to the coronavirus disease 2019 (“COVID-19”) pandemic to borrowers who were not more than 30 days past due as of December 31, 2019, such as payment deferrals, extensions of repayment terms, fee waivers, or delays in payment that are not significant to the unpaid principal value of the loan, are not considered TDRs. Generally, performance prior to the restructuring or significant events that coincide with the restructuring are considered in assessing whether the borrower can meet the new terms which may result in the loan being returned to accrual status at the time of the restructuring or after a performance period. If the borrower’s ability to meet the revised payment schedule is not reasonably assured, the loan remains on nonaccrual status.

Charge-off and Foreclosure

Charge-offs are recorded when the Company concludes that all or a portion of the commercial mortgage loan is uncollectible. Factors used by the Company to determine whether all amounts due on commercial mortgage loans will be collected, include but are not limited to, the financial condition of the borrower, performance of the underlying properties, collateral and/or guarantees on the loan, and the borrower’s estimated future ability to pay based on property type and geographic location.

If it is determined that foreclosure on a commercial mortgage loan is probable and the fair value is less than the current loan balance, expected credit losses are measured as the difference between the amortized cost basis of the asset and fair value less estimated selling costs. Upon foreclosure, the commercial mortgage loan and related allowance are reversed, and the foreclosed property is recorded as real estate owned in other assets.

Cash and Cash Equivalents

Cash equivalents include highly liquid investments with original or remaining maturities at the time of purchase of 90 days or less.

Reinsurance

The Company cedes insurance risk to other insurers under reinsurance agreements.

Reinsurance premiums paid and benefits received are accounted for consistently with the basis used in accounting for the policies from which risk is reinsured and consistently with the terms of the reinsurance contracts. Reinsurance premiums for traditional life, long term care (“LTC”) and DI, net of the change in any prepaid reinsurance asset, are reported as a reduction of premiums. UL and VUL reinsurance premiums are reported as a reduction of policy and contract charges. In addition, for UL and VUL insurance policies, the net cost of reinsurance ceded, which represents the discounted amount of the expected cash flows between the reinsurer and the Company, is classified as an asset or contra asset and amortized over the estimated life of the policies in proportion to the estimated gross profits (“EGPs”) and is subject to retrospective adjustment in a manner similar to retrospective adjustment of DAC. The assumptions used to project the expected cash flows are consistent with those used for DAC valuation for the same contracts. Changes in the net cost of reinsurance are reflected as a component of policy and contract charges. Reinsurance recoveries are reported as components of benefits, claims, losses and settlement expenses.

Insurance liabilities are reported before the effects of reinsurance. Policyholder account balances, future policy benefits and claims recoverable under reinsurance contracts are recorded within reinsurance recoverables, net of the allowance for credit losses. The Company evaluates the financial condition of its reinsurers prior to entering into new reinsurance contracts and on a periodic basis during the contract term. The allowance for credit losses related to reinsurance recoverable is based on applying observable industry data including insurer ratings, default and loss severity data to the Company’s reinsurance recoverable balances. Management evaluates the results of the calculation and considers differences between the industry data and the Company’s data. Such differences include the fact that the Company has no actual history of losses and the fact that industry data may contain non-life insurers. This evaluation is inherently subjective as it requires estimates, which may be susceptible to

RiverSource Life Insurance Co. of New York

significant change given the long-term nature of these receivables. The allowance for credit losses on reinsurance recoverable is recorded through provisions charged to benefits, claims, losses and settlement expenses on the Statements of Income.

The Company also assumes life insurance and fixed annuity risk from other insurers in limited circumstances. Reinsurance premiums received and benefits paid are accounted for consistently with the basis used in accounting for the policies from which risk is reinsured and consistently with the terms of the reinsurance contracts. Liabilities for assumed business are recorded within policyholder account balances, future policy benefits and claims.

See Note 9 for additional information on reinsurance.

Derivative Instruments and Hedging Activities

Freestanding derivative instruments are recorded at fair value and are reflected in other assets or other liabilities. The Company’s policy is to not offset fair value amounts recognized for derivatives and collateral arrangements executed with the same counterparty under the same master netting arrangement. The accounting for changes in the fair value of a derivative instrument depends on its intended use and the resulting hedge designation, if any. The Company primarily uses derivatives as economic hedges that are not designated as accounting hedges or do not qualify for hedge accounting treatment.

Derivative instruments that are entered into for hedging purposes are designated as such at the time the Company enters into the contract. For all derivative instruments that are designated for hedging activities, the Company documents all of the hedging relationships between the hedge instruments and the hedged items at the inception of the relationships. Management also documents its risk management objectives and strategies for entering into the hedge transactions. The Company assesses, at inception and on a quarterly basis, whether derivatives designated as hedges are highly effective in offsetting the fair value or cash flows of hedged items. If it is determined that a derivative is no longer highly effective as a hedge, the Company will discontinue the application of hedge accounting.

For derivative instruments that do not qualify for hedge accounting or are not designated as accounting hedges, changes in fair value are recognized in current period earnings. Changes in fair value of derivatives are presented in the Statements of Income based on the nature and use of the instrument. Changes in fair value of derivatives used as economic hedges are presented in the Statements of Income with the corresponding change in the hedged asset or liability.

The equity component of IUL obligations is considered an embedded derivative. Additionally, certain annuities contain GMAB and GMWB provisions. The GMAB and the non-life contingent benefits associated with GMWB provisions are also considered embedded derivatives.

See Note 12 for information regarding the Company’s fair value measurement of derivative instruments and Note 16 for the impact of derivatives on the Statements of Income.

Deferred Acquisition Costs

The Company incurs costs in connection with acquiring new and renewal insurance and annuity businesses. The portion of these costs which are incremental and direct to the acquisition of a new or renewal insurance policy or annuity contract are deferred. Significant costs capitalized include sales based compensation related to the acquisition of new and renewal insurance policies and annuity contracts, medical inspection costs for successful sales, and a portion of employee compensation and benefit costs based upon the amount of time spent on successful sales. Sales based compensation paid to AFS advisors and employees and third-party distributors is capitalized. Employee compensation and benefits costs which are capitalized relate primarily to sales efforts, underwriting and processing. All other costs which are not incremental direct costs of acquiring an insurance policy or annuity contract are expensed as incurred. The DAC associated with insurance policies or annuity contracts that are significantly modified or internally replaced with another contract are accounted for as contract terminations. These transactions are anticipated in establishing amortization periods and other valuation assumptions.

The Company monitors other DAC amortization assumptions, such as persistency, mortality, morbidity, interest margin, variable annuity benefit utilization and maintenance expense levels each quarter and, when assessed independently, each could impact the Company’s DAC balances.

The analysis of DAC balances and the corresponding amortization is a dynamic process that considers all relevant factors and assumptions described previously. Unless the Company’s management identifies a significant deviation over the course of the quarterly monitoring, management reviews and updates these DAC amortization assumptions annually in the third quarter of each year.

Non-Traditional Long-Duration Products

For non-traditional long-duration products (including variable and fixed deferred annuity contracts, UL and VUL insurance products), DAC are amortized based on projections of EGPs over amortization periods equal to the approximate life of the business.

EGPs vary based on persistency rates (assumptions at which contractholders and policyholders are expected to surrender, make withdrawals from and make deposits to their contracts), mortality levels, client asset value growth rates (based on equity and

RiverSource Life Insurance Co. of New York

bond market performance), variable annuity benefit utilization and interest margins (the spread between earned rates on invested assets and rates credited to contractholder and policyholder accounts) and are management’s best estimates. Management regularly monitors financial market conditions and actual contractholder and policyholder behavior experience and compares them to its assumptions. These assumptions are updated whenever it appears that earlier estimates should be revised. When assumptions are changed, the percentage of EGPs used to amortize DAC might also change. A change in the required amortization percentage is applied retrospectively; an increase in amortization percentage will result in a decrease in the DAC balance and an increase in DAC amortization expense, while a decrease in amortization percentage will result in an increase in the DAC balance and a decrease in DAC amortization expense. The impact on results of operations of changing assumptions can be either positive or negative in any particular period and is reflected in the period in which such changes are made. At each balance sheet date, the DAC balance is adjusted for the effect that would result from the realization of unrealized gains (losses) on securities impacting EGPs, with the related change recognized through AOCI.

The client asset value growth rates are the rates at which variable annuity and VUL insurance contract values invested in separate accounts are assumed to appreciate in the future. The rates used vary by equity and fixed income investments. Management reviews and, where appropriate, adjusts its assumptions with respect to client asset value growth rates on a regular basis. The Company typically uses a five-year mean reversion process as a guideline in setting near-term equity fund growth rates based on a long-term view of financial market performance as well as recent actual performance. The suggested near-term equity fund growth rate is reviewed quarterly to ensure consistency with management’s assessment of anticipated equity market performance. DAC amortization expense recorded in a period when client asset value growth rates exceed management’s near-term estimate will typically be less than in a period when growth rates fall short of management’s near-term estimate.

Traditional Long-Duration Products

For traditional long-duration products (including traditional life and DI insurance products), DAC are generally amortized as a percentage of premiums over amortization periods equal to the premium paying period. The assumptions made in calculating the DAC balance and DAC amortization expense are consistent with those used in determining the liabilities.

For traditional life and DI insurance products, the assumptions provide for adverse deviations in experience and are revised only if management concludes experience will be so adverse that DAC are not recoverable. If management concludes that DAC are not recoverable, DAC are reduced to the amount that is recoverable based on best estimate assumptions and there is a corresponding expense recorded in the Statements of Income.

Deferred Sales Inducement Costs

Sales inducement costs consist of bonus interest credits and premium credits added to certain annuity contract and insurance policy values. These benefits are capitalized to the extent they are incremental to amounts that would be credited on similar contracts without the applicable feature. The amounts capitalized are amortized using the same methodology and assumptions used to amortize DAC. DSIC is recorded in other assets and amortization of DSIC is recorded in benefits, claims, losses and settlement expenses.

Separate Account Assets and Liabilities

Separate account assets represent funds held for the benefit of and separate account liabilities represent the obligation to the variable annuity contractholders and variable life insurance policyholders, who have a contractual right to receive the benefits of their contract or policy and bear the related investment risk. Gains and losses on separate account assets accrue directly to the contractholder or policyholder and are not reported in the Company’s Statements of Income. Separate account assets are recorded at fair value and separate account liabilities are equal to the assets recognized.

Policyholder Account Balances, Future Policy Benefits and Claims

The Company establishes reserves to cover the benefits associated with non-traditional and traditional long-duration products. Non-traditional long-duration products include variable annuity contracts, fixed annuity contracts and UL and VUL policies. Traditional long-duration products include term life, whole life, DI and LTC insurance products.

Guarantees accounted for as insurance liabilities include GMDB, guaranteed minimum income benefit (“GMIB”) and the life contingent benefits associated with GMWB. In addition, UL and VUL policies with product features that result in profits followed by losses are accounted for as insurance liabilities.

Guarantees accounted for as embedded derivatives include GMAB and the non-life contingent benefits associated with GMWB. In addition, the portion of indexed annuities and IUL policies allocated to the indexed account is accounted for as an embedded derivative.

Changes in future policy benefits and claims are reflected in earnings in the period adjustments are made. Where applicable, benefit amounts expected to be recoverable from reinsurance companies who share in the risk are separately recorded as reinsurance recoverables.

RiverSource Life Insurance Co. of New York

Non-Traditional Long-Duration Products

The liabilities for non-traditional long-duration products include fixed account values on variable and fixed annuities and UL and VUL policies, liabilities for guaranteed benefits associated with variable annuities and embedded derivatives for variable annuities and IUL products.

Liabilities for fixed account values on variable and fixed deferred annuities and UL and VUL policies are equal to accumulation values, which are the cumulative gross deposits and credited interest less withdrawals and various charges.

A portion of the Company’s UL and VUL policies have product features that result in profits followed by losses from the insurance component of the contract. These profits followed by losses can be generated by the cost structure of the product or secondary guarantees in the contract. The secondary guarantee ensures that, subject to specified conditions, the policy will not terminate and will continue to provide a death benefit even if there is insufficient policy value to cover the monthly deductions and charges. The liability for these future losses is determined by estimating the death benefits in excess of account value and recognizing the excess over the estimated life based on expected assessments (e.g. cost of insurance charges, contractual administrative charges, similar fees and investment margin). See Note 11 for information regarding the liability for contracts with secondary guarantees.

Liabilities for IUL products are equal to the accumulation of host contract values covering guaranteed benefits and the fair value of embedded equity options.

The GMDB liability is determined by estimating the expected value of death benefits in excess of the projected contract accumulation value and recognizing the excess over the estimated life based on expected assessments (e.g., mortality and expense fees, contractual administrative charges and similar fees).

If elected by the contract owner and after a stipulated waiting period from contract issuance, a GMIB guarantees a minimum lifetime annuity based on a specified rate of contract accumulation value growth and predetermined annuity purchase rates. The GMIB liability is determined each period by estimating the expected value of annuitization benefits in excess of the projected contract accumulation value at the date of annuitization and recognizing the excess over the estimated life based on expected assessments.

The liability for the life contingent benefits associated with GMWB provisions is determined by estimating the expected value of benefits that are contingent upon survival after the account value is equal to zero and recognizing the benefits over the estimated life based on expected assessments (e.g., mortality and expense fees, contractual administrative charges and similar fees).

In determining the liabilities for GMDB, GMIB and the life contingent benefits associated with GMWB, the Company projects these benefits and contract assessments using actuarial models to simulate various equity market scenarios. Significant assumptions made in projecting future benefits and assessments relate to customer asset value growth rates, mortality, persistency, benefit utilization and investment margins and are consistent with those used for DAC valuation for the same contracts. As with DAC, unless the Company’s management identifies a significant deviation over the course of quarterly monitoring, management reviews and updates these assumptions annually in the third quarter of each year.

See Note 11 for information regarding variable annuity guarantees.

Liabilities for fixed annuities in a benefit or payout status utilize assumptions established as of the date the payout phase is initiated. The liabilities are the present value of future estimated payments reduced for mortality (which is based on industry mortality tables with modifications based on the Company’s experience) and discounted with interest rates.

Embedded Derivatives

The fair value of embedded derivatives related to GMAB and the non-life contingent benefits associated with GMWB provisions fluctuate based on equity, interest rate and credit markets and the estimate of the Company’s nonperformance risk, which can cause these embedded derivatives to be either an asset or a liability. The fair value of embedded derivatives related to IUL fluctuate based on equity markets and interest rates and the estimate of the Company’s nonperformance risk and is a liability. See Note 12 for information regarding the fair value measurement of embedded derivatives.

Traditional Long-Duration Products

The liabilities for traditional long-duration products include liabilities for unpaid amounts on reported claims, estimates of benefits payable on claims incurred but not yet reported and estimates of benefits that will become payable on term life, whole life, DI and LTC policies as claims are incurred in the future.

Liabilities for unpaid amounts on reported life insurance claims are equal to the death benefits payable under the policies.

Liabilities for unpaid amounts on reported DI and LTC claims include any periodic or other benefit amounts due and accrued, along with estimates of the present value of obligations for continuing benefit payments. These unpaid amounts are calculated using anticipated claim continuance rates based on established industry tables, adjusted as appropriate for the Company’s experience. The discount rates used to calculate present values are based on average interest rates earned on assets supporting the liability for unpaid amounts.

RiverSource Life Insurance Co. of New York

Liabilities for estimated benefits payable on claims that have been incurred but not yet reported are based on periodic analysis of the actual time lag between when a claim occurs and when it is reported.

Liabilities for estimates of benefits that will become payable on future claims on term life, whole life and DI insurance policies are based on the net level premium and LTC policies are based on a gross premium valuation reflecting management’s current best estimate assumptions. Net level premium includes anticipated premium payments, mortality and morbidity rates, policy persistency and interest rates earned on assets supporting the liability. Gross premium valuation includes expected premium rate increases, benefit reductions, morbidity rates, policy persistency and interest rates earned on assets supporting the liability. Anticipated mortality and morbidity rates are based on established industry mortality and morbidity tables, with modifications based on the Company’s experience. Anticipated premium payments and persistency rates vary by policy form, issue age, policy duration and certain other pricing factors.

For term life, whole life, DI and LTC policies, the Company utilizes best estimate assumptions as of the date the policy is issued with provisions for the risk of adverse deviation, as appropriate. After the liabilities are initially established, management performs premium deficiency tests using current best estimate assumptions without provisions for adverse deviation annually in the third quarter of each year unless management identifies a material deviation over the course of quarterly monitoring. If the liabilities determined based on these best estimate assumptions are greater than the net reserves (i.e., GAAP reserves net of any DAC balance), the existing net reserves are adjusted by first reducing the DAC balance by the amount of the deficiency or to zero through a charge to current period earnings. If the deficiency is more than the DAC balance, then the net reserves are increased by the excess through a charge to current period earnings. If a premium deficiency is recognized, the assumptions as of the date of the loss recognition are locked in and used in subsequent periods. The assumptions for LTC insurance products are management’s best estimate as of the date of loss recognition and thus no longer provide for adverse deviations in experience.

See Note 10 for information regarding the liabilities for traditional long-duration products.

Unearned Revenue Liability

The Company’s UL and VUL policies require payment of fees or other policyholder assessments in advance for services to be provided in future periods. These charges are deferred as unearned revenue and amortized using EGPs, similar to DAC. The unearned revenue liability is recorded in other liabilities and the amortization is recorded in policy and contract charges.

Income Taxes

The Company qualifies as a life insurance company for federal income tax purposes. As such, the Company is subject to the Internal Revenue Code provisions applicable to life insurance companies.

The taxable income of the Company and its parent, RiverSource Life, is included in the consolidated federal income tax return of Ameriprise Financial. Ameriprise Financial provides for income taxes on a separate return basis, except that, under an agreement between Ameriprise Financial and the Company, tax benefits are recognized for losses to the extent they can be used in the consolidated return. It is the policy of Ameriprise Financial that it will reimburse its subsidiaries for any tax benefits recorded.

The Company’s provision for income taxes represents the net amount of income taxes that the Company expects to pay or to receive from various taxing jurisdictions in connection with its operations. The Company provides for income taxes based on amounts that the Company believes it will ultimately owe taking into account the recognition and measurement for uncertain tax positions. Inherent in the provision for income taxes are estimates and judgments regarding the tax treatment of certain items.

In connection with the provision for income taxes, the Financial Statements reflect certain amounts related to deferred tax assets and liabilities, which result from temporary differences between the assets and liabilities measured for financial statement purposes versus the assets and liabilities measured for tax return purposes.

The Company is required to establish a valuation allowance for any portion of its deferred tax assets that management believes will not be realized. Significant judgment is required in determining if a valuation allowance should be established and the amount of such allowance if required. Factors used in making this determination include estimates relating to the performance of the business. Consideration is given to, among other things in making this determination: (i) future taxable income exclusive of reversing temporary differences and carryforwards; (ii) future reversals of existing taxable temporary differences; (iii) taxable income in prior carryback years; and (iv) tax planning strategies. Management may need to identify and implement appropriate planning strategies to ensure its ability to realize deferred tax assets and reduce the likelihood of the establishment of a valuation allowance with respect to such assets. See Note 18 for additional information on the Company’s valuation allowance.

Changes in tax rates and tax law are accounted for in the period of enactment. Deferred tax assets and liabilities are adjusted for the effect of a change in tax laws or rates and the effect is included in net income.

Revenue Recognition

Premiums on traditional life, DI and LTC insurance products and immediate annuities with a life contingent feature are net of reinsurance ceded and are recognized as revenue when due.

RiverSource Life Insurance Co. of New York

Interest income is accrued as earned using the effective interest method, which makes an adjustment of the yield for security premiums and discounts on all performing fixed maturity securities classified as Available-for-Sale so that the related security or loan recognizes a constant rate of return on the outstanding balance throughout its term. When actual prepayments differ significantly from originally anticipated prepayments, the retrospective effective yield is recalculated to reflect actual payments to date and updated future payment assumptions and a catch-up adjustment is recorded in the current period. In addition, the new effective yield, which reflects anticipated future payments, is used prospectively.

Mortality and expense risk fees are based on a percentage of the fair value of assets held in the Company’s separate accounts and recognized when assessed. Variable annuity guaranteed benefit rider charges, cost of insurance charges on UL and VUL insurance and contract charges (net of reinsurance premiums and cost of reinsurance for UL insurance products) and surrender charges on annuities and UL and VUL insurance are recognized as revenue when assessed.

Realized gains and losses on the sale of securities are recognized using the specific identification method, on a trade date basis. Fees received under marketing support and distribution services arrangements are recognized as revenue when earned.

See Note 4 for further discussion of accounting policies on revenue from contracts with customers.

3.  RECENT ACCOUNTING PRONOUNCEMENTS

Adoption of New Accounting Standards

Fair Value Measurement — Disclosure Framework — Changes to the Disclosure Requirements for Fair Value Measurement

In August 2018, the Financial Accounting Standards Board (“FASB”) updated the accounting standards related to disclosures for fair value measurements. The update eliminates the following disclosures: 1) the amount of and reasons for transfers between Level 1 and Level 2 of the fair value hierarchy, 2) the policy of timing of transfers between levels of the fair value hierarchy, and 3) the valuation processes for Level 3 fair value measurements. The new disclosures include changes in unrealized gains and losses for the period included in OCI for recurring Level 3 fair value measurements of instruments held at the end of the reporting period and the range and weighted average used to develop significant unobservable inputs and how the weighted average was calculated. The new disclosures are required on a prospective basis; all other provisions should be applied retrospectively. The update is effective for interim and annual periods beginning after December 15, 2019. Early adoption is permitted for the entire standard or only the provisions to eliminate or modify disclosure requirements. The Company early adopted the provisions of the standard to eliminate or modify disclosure requirements in 2018. The Company adopted the provisions of the standard to include new disclosures on January 1, 2020. The update does not have an impact on the Company’s financial condition or results of operations. See Note 12 for additional disclosures on fair value measurements.

Intangibles — Goodwill and Other — Internal-Use Software — Customer’s Accounting for Implementation Costs Incurred in a Cloud Computing Arrangement That Is a Service Contract

In August 2018, the FASB updated the accounting standards related to customer’s accounting for implementation costs incurred in a cloud computing arrangement (“CCA”) that is a service contract. The update requires implementation costs for a CCA to be evaluated for capitalization using the same approach as implementation costs associated with internal-use software. The update also addresses presentation, measurement and impairment of capitalized implementation costs in a CCA that is a service contract. The update requires new disclosures on the nature of hosting arrangements that are service contracts, significant judgements made when applying the guidance and quantitative disclosures, including amounts capitalized, amortized and impaired. The update is effective for interim and annual periods beginning after December 15, 2019, and can be applied either prospectively or retrospectively. The Company adopted the standard using a prospective approach on January 1, 2020. The adoption did not have an impact on the Company’s financial condition or results of operations.

Financial Instruments — Credit Losses — Measurement of Credit Losses on Financial Instruments

In June 2016, the FASB updated the accounting standards related to accounting for credit losses on certain types of financial instruments. The update replaces the current incurred loss model for estimating credit losses with a new model that requires an entity to estimate the credit losses expected over the life of the asset. At adoption, the initial estimate of the expected credit losses will be recorded through retained earnings and subsequent changes in the estimate will be reported in current period earnings and recorded through an allowance for credit losses on the balance sheet. The credit loss model for Available-for-Sale debt securities did not change; however, the credit loss calculation and subsequent recoveries are required to be recorded through an allowance. The standard is effective for interim and annual periods beginning after December 15, 2019. A modified retrospective cumulative adjustment to retained earnings should be recorded as of the first reporting period in which the guidance is effective for loans, receivables, and other financial instruments subject to the new expected credit loss model. Prospective adoption is required for establishing an allowance related to Available-for-Sale debt securities, certain beneficial interests, and financial assets purchased with a more-than-insignificant amount of credit deterioration since origination. The Company adopted the standard on January 1, 2020. The adoption did not have a material impact on the Company’s financial condition or results of operations.

RiverSource Life Insurance Co. of New York

Leases — Recognition of Lease Assets and Liabilities on Balance Sheet

In February 2016, the FASB updated the accounting standards for leases. The update was issued to increase transparency and comparability for the accounting of lease transactions. The standard requires most lease transactions for lessees to be recorded on the balance sheet as lease assets and lease liabilities and both quantitative and qualitative disclosures about leasing arrangements. The standard was effective for interim and annual periods beginning after December 15, 2018. Entities had the option to adopt the standard using a modified retrospective approach at either the beginning of the earliest period presented or as of the date of adoption. The Company adopted the standard using a modified retrospective approach as of January 1, 2019. The Company also elected the package of practical expedients permitted under the transition guidance within the accounting standard that allows entities to carryforward their historical lease classification and to not reassess contracts for embedded leases among other things. The adoption did not have a material impact on the Company’s financial condition or results of operations.

Income Statement — Reporting Comprehensive Income — Reclassification of Certain Tax Effects from Accumulated Other Comprehensive Income

In February 2018, the FASB updated the accounting standards related to the presentation of tax effects stranded in AOCI. The update allows a reclassification from AOCI to retained earnings for tax effects stranded in AOCI resulting from the legislation commonly referred to as the Tax Cuts and Jobs Act (“Tax Act”). The election of the update was optional. The update was effective for fiscal years beginning after December 15, 2018. Entities could record the impacts either in the period of adoption or retrospectively to each period (or periods) in which the effect of the change in the U.S. federal corporate income tax rate in the Tax Act is recognized. The Company adopted the standard on January 1, 2019 and elected not to reclassify the stranded tax effects in AOCI.

Derivatives and Hedging — Targeted Improvements to Accounting for Hedging Activities

In August 2017, the FASB updated the accounting standards to amend the hedge accounting recognition and presentation requirements. The objectives of the update are to better align the financial reporting of hedging relationships to the economic results of an entity’s risk management activities and simplify the application of the hedge accounting guidance. The update also adds new disclosures and amends existing disclosure requirements. The standard was effective for interim and annual periods beginning after December 15, 2018, and was required to be applied on a modified retrospective basis. The Company adopted the standard on January 1, 2019. The adoption did not have an impact on the Company’s financial condition or results of operations.

Receivables — Nonrefundable Fees and Other Costs — Premium Amortization on Purchased Callable Debt Securities

In March 2017, the FASB updated the accounting standards to shorten the amortization period for certain purchased callable debt securities held at a premium. Under previous guidance, premiums were generally amortized over the contractual life of the security. The amendments require the premium to be amortized to the earliest call date. The update applies to securities with explicit, non-contingent call features that are callable at fixed prices and on preset dates. The standard was effective for interim and annual periods beginning after December 15, 2018, and was required to be applied on a modified retrospective basis through a cumulative-effect adjustment directly to retained earnings as of the beginning of the period of adoption. The Company adopted the standard on January 1, 2019. The adoption did not have a material impact on the Company’s financial condition or results of operations.

In October 2020, the FASB issued amendments clarifying that, at each reporting date if a security contains additional future call dates, an entity must reevaluate whether the amortized cost basis exceeds the amount repayable by the issuer at the next call date. If so, the excess should be amortized to the next call date. The update is effective for fiscal years, and interim periods within those fiscal years, beginning after December 15, 2020. Early application is not permitted. All entities should apply this update on a prospective basis as of the beginning of the period of adoption for existing or newly purchased callable debt securities. The Company currently accounts for the additional call dates in accordance with this amendment.

Future Adoption of New Accounting Standards

Reference Rate Reform — Expedients for Contract Modifications

In March 2020, the FASB updated the accounting standards to provide optional expedients and exceptions for applying GAAP to contracts, hedging or other transactions that are affected by reference rate reform (i.e., the elimination of LIBOR). The following expedients are provided for modified contracts whose reference rate is changed: 1) receivables and debt contracts are accounted for prospectively by adjusting the effective interest rate, 2) leases are accounted for as a continuation of the existing contracts with no reassessments of the lease classification and discount rate or remeasurements of lease payments that otherwise would be required, and 3) an entity is not required to reassess its original conclusion about whether that contract contains an embedded derivative that is clearly and closely related to the economic characteristics and risks of the host contract. When elected, the optional expedients for contract modifications must be applied consistently for all eligible contracts or eligible transactions. In January 2021, FASB updated the standard to allow an entity to elect to apply the treatment under the original guidance to derivative instruments that use an interest rate that for margining, discounting or contract price alignment that will be modified due to reference rate reform but did not qualify under the original guidance The adoption of the standard is not expected to have an impact on the Company’s results of operations and financial condition.

RiverSource Life Insurance Co. of New York

Income Taxes — Simplifying the Accounting for Income Taxes

In December 2019, the FASB updated the accounting standards to simplify the accounting for income taxes. The update eliminates certain exceptions to: (1) accounting principles related to intraperiod tax allocation to be applied on a prospective basis, (2) deferred tax liabilities related to outside basis differences to be applied on a modified retrospective basis through a cumulative-effect adjustment to retained earnings as of the beginning of the period of adoption, and (3) year-to-date losses in interim periods to be applied on a prospective basis. The update also amends existing guidance related to situations when an entity receives: (1) a step-up in the tax basis of goodwill to be applied on a prospective basis, (2) an allocation of income tax expense when members of a consolidated tax filing group issue separate financial statements to be applied on a retrospective basis for all periods presented, (3) interim recognition of enactment of tax laws or rate changes to be applied on a prospective basis, and (4) franchise taxes and other taxes partially based on income to be applied on a retrospective basis for all periods presented or a modified retrospective basis through a cumulative-effect adjustment to retained earnings as of the beginning of the period of adoption. The standard is effective for interim and annual periods beginning after December 15, 2020, with early adoption permitted. The adoption of the standard is not expected to have an impact on the Company’s financial condition or results of operations.

Financial Services — Insurance — Targeted Improvements to the Accounting for Long-Duration Contracts

In August 2018, the FASB updated the accounting standard related to long-duration insurance contracts. The guidance revises key elements of the measurement models and disclosure requirements for long-duration insurance contracts issued by insurers and reinsurers.

The guidance establishes a significant new category of benefit features called market risk benefits that protect the contractholder from other-than-nominal capital market risk and expose the insurer to that risk. Insurers will have to measure market risk benefits at fair value. Market risk benefits include variable annuity guaranteed benefits (i.e. guaranteed minimum death, withdrawal, withdrawal for life, accumulation and income benefits). The portion of the change in fair value attributable to a change in the instrument-specific credit risk of market risk benefits in a liability position will be recorded in OCI.

Significant changes also relate to the measurement of the liability for future policy benefits for nonparticipating traditional long-duration insurance contracts and immediate annuities with a life contingent feature include the following:

•

Insurers will be required to review and update the cash flow assumptions used to measure the liability for future policy benefits rather than using assumptions locked in at contract inception. The review of assumptions to measure the liability for all future policy benefits will be required annually at the same time each year, or more frequently if suggested by experience. The effect of updating assumptions will be measured on a retrospective catch-up basis and presented separate from the ongoing policyholder benefit expense in the statement of operations in the period the update is made. This new unlocking process will be required for the Company’s term and whole life insurance, disability income, long term care insurance and immediate annuities with a life contingent feature.

•

The discount rate used to measure the liability for future policy benefits will be standardized. The current requirement to use a discount rate reflecting expected investment yields will change to an upper-medium grade (low credit risk) fixed income corporate instrument yield (generally interpreted as an “A” rating) reflecting the duration characteristics of the liability. Entities will be required to update the discount rate at each reporting date with the effect of discount rate changes reflected in OCI.

•

The current premium deficiency test is being replaced with a net premium ratio cap of 100%. If the net premium ratio (i.e. the ratio of the present value of total expected benefits and related expenses to the present value of total expected premiums) exceeds 100%, insurers are required to recognize a loss in the statement of operations in the period. Contracts from different issue years will no longer be permitted to be grouped to determine contracts in a loss position.

In addition, the update requires DAC and DSIC relating to all long-duration contracts and most investment contracts to be amortized on a straight-line basis over the expected life of the contract independent of profit emergence. Under the new guidance, interest will not accrue to the deferred balance and DAC and DSIC will not be subject to an impairment test.

The update requires significant additional disclosures, including disaggregated rollforwards of the liability for future policy benefits, policyholder account balances, market risk benefits, DAC and DSIC, as well as qualitative and quantitative information about expected cash flows, estimates and assumptions. On November 5, 2020, the FASB released an updated ASU to defer the effective date of the standard to interim and annual periods beginning after December 15, 2022, and interim periods within those years. The standard should be applied to the liability for future policy benefits and DAC and DSIC on a modified retrospective basis and applied to market risk benefits on a retrospective basis with the option to apply full retrospective transition if certain criteria are met. Early adoption is permitted. The Company is currently evaluating the impact of the standard on its financial condition, results of operations and disclosures.

RiverSource Life Insurance Co. of New York

4.  REVENUE FROM CONTRACTS WITH CUSTOMERS

The following table presents disaggregated revenue from contracts with customers and a reconciliation to total revenues reported on the Statements of Income:

	Years Ended December 31,
(in thousands)	2020	2019	2018
Policy and contract charges
Affiliated (from Columbia Management Investment Distributors, Inc.)	$10,217	$9,802	$9,976
Unaffiliated	747	752	786
Total	10,964	10,554	10,762
Other revenues
Administrative fees
Affiliated (from Columbia Management Investment Services, Corp.)	2,560	2,492	2,527
Unaffilated	1,019	1,062	1,199
	3,579	3,554	3,726
Other fees
Affiliated (from Columbia Management Investment Advisors, LLC (“CMIA”) and Columbia Wanger Asset Management, LLC)	20,638	20,122	19,601
Unaffilated	226	215	171
	20,864	20,337	19,772
Total	24,443	23,891	23,498
Total revenue from contracts with customers	35,407	34,445	34,260
Revenue from other sources(1)	200,625	206,941	213,571
Total revenues	$236,032	$241,386	$247,831

(1)	Amounts primarily consist of revenue associated with insurance and annuity products or financial instruments.

The following discussion describes the nature, timing, and uncertainty of revenues and cash flows arising from the Company’s contracts with customers.

Policy and contract charges

The Company earns revenue for providing distribution-related services to affiliated and unaffiliated mutual funds that are available as underlying investments in its variable annuity and variable life insurance products. The performance obligation is satisfied at the time the mutual fund is distributed. Revenue is recognized over the time the mutual fund is held in the variable product and is generally earned based on a fixed rate applied, as a percentage, to the net asset value of the fund. The revenue is not recognized at the time of sale because it is variably constrained due to factors outside the Company’s control, including market volatility and how long the fund(s) remain in the insurance policy or annuity contract. The revenue will not be recognized until it is probable that a significant reversal will not occur. These fees are accrued and collected on a monthly basis.

Other revenues

Administrative fees

The Company earns revenue for providing customer support, contract servicing and administrative services for affiliated and unaffiliated mutual funds that are available as underlying instruments in its variable annuity and variable life insurance products. The transfer agent and administration revenue is earned daily based on a fixed rate applied, as a percentage, to assets under management. These performance obligations are considered a series of distinct services that are substantially the same and are satisfied each day over the contract term. These fees are accrued and collected on a monthly basis.

Other fees

The Company earns revenue for providing affiliated and unaffiliated partners an opportunity to educate the financial advisors of its affiliate, AFS, that sell the Company’s products as well as product and marketing personnel to support the offer, sale and servicing of funds within the Company’s variable annuity and variable life insurance products. These payments allow the parties to train and support the advisors, explain the features of their products, and distribute marketing and educational materials. The affiliated revenue is earned based on a rate, updated at least annually, which is applied, as a percentage, to the market value of assets invested. The unaffiliated revenue is earned based on a fixed rate applied, as a percentage, to the market value of assets invested. These performance obligations are considered a series of distinct services that are substantially the same and are satisfied each day over the contract term. These fees are accrued and collected on a monthly basis.

RiverSource Life Insurance Co. of New York

Receivables

Receivables for revenue from contracts with customers are recognized when the performance obligation is satisfied and the Company has an unconditional right to the revenue. Receivables related to revenues from contracts with customers were $3.3 million and $3.2 million as of December 31, 2020 and 2019, respectively.

5.  VARIABLE INTEREST ENTITIES

The Company invests in structured investments which are considered variable interest entities for which it is not the sponsor. These structured investments typically invest in fixed income instruments and are managed by third parties and include asset backed securities, commercial and residential mortgage backed securities. The Company classifies these investments as Available-for-Sale securities. The Company has determined that it is not the primary beneficiary of these structures due to the size of the Company’s investment in the entities and position in the capital structure of these entities. The Company’s maximum exposure to loss as a result of its investment in these structured investments is limited to its amortized cost. The Company has no obligation to provide financial or other support to the structured investments beyond its investment nor has the Company provided any support to the structured investments. See Note 6 for additional information on these structured investments.

6.  INVESTMENTS

Available-for-Sale securities distributed by type were as follows:

	December 31, 2020
Description of Securities (in thousands)	Amortized Cost	Gross Unrealized Gains	Gross Unrealized Losses	Allowance for Credit Losses	Fair Value

Corporate debt securities	$978,633	$131,349	$(349)	$(739)	$1,108,894
Residential mortgage backed securities	243,325	7,679	(7)	—	250,997
Commercial mortgage backed securities	303,212	19,344	(792)	—	321,764
State and municipal obligations	123,621	34,364	—	—	157,985
Asset backed securities	29,609	2,067	—	—	31,676
Foreign government bonds and obligations	1,829	395	(12)		2,212
U.S. government and agency obligations	111	—	—	—	111
Total	$1,680,340	$195,198	$(1,160)	$(739)	$1,873,639

		December 31, 2019
Description of Securities (in thousands)		Amortized Cost	Gross Unrealized Gains	Gross Unrealized Losses	Fair Value

Corporate debt securities		$866,922	$93,991	$(297)	$960,616
Residential mortgage backed securities		235,856	4,856	(332)	240,380
Commercial mortgage backed securities		292,725	7,932	(457)	300,200
State and municipal obligations		124,760	27,645	(4)	152,401
Asset backed securities		44,196	1,921	(22)	46,095
Foreign government bonds and obligations		1,880	370	(9)	2,241
U.S. government and agency obligations		250	—	—	250
Total		$1,566,589	$136,715	$(1,121)	$1,702,183

As of December 31, 2020 and 2019, accrued interest of $13.1 million and $12.6 million, respectively, is excluded from the amortized cost basis of Available-for-Sale securities in the tables above and is recorded in accrued investment income on the Balance Sheets.

As of December 31, 2020 and 2019, investment securities with a fair value of $91.4 million and $73.2 million, respectively, were pledged to meet contractual obligations under derivative contracts, of which $37.9 million and $27.9 million, respectively, may be sold, pledged or rehypothecated by the counterparty.

As of December 31, 2020 and 2019, fixed maturity securities comprised approximately 90% and 89%, respectively, of the Company’s total investments. Rating agency designations are based on the availability of ratings from Nationally Recognized Statistical Rating Organizations (“NRSROs”), including Moody’s Investors Service (“Moody’s”), Standard & Poor’s Ratings Services (“S&P”) and Fitch Ratings Ltd. (“Fitch”). The Company uses the median of available ratings from Moody’s, S&P and Fitch, or if fewer than three ratings are available, the lower rating is used. When ratings from Moody’s, S&P and Fitch are unavailable, the Company may utilize ratings from other NRSROs or rate the securities internally. As of December 31, 2020 and 2019, approximately $43.7 million and $50.8 million, respectively, of securities were internally rated by CMIA, an affiliate of the Company, using criteria similar to those used by NRSROs.

RiverSource Life Insurance Co. of New York

A summary of fixed maturity securities by rating was as follows:

	December 31, 2020			December 31, 2019
(in thousands)	Amortized Cost	Fair Value	Percent of Total Fair Value	Amortized Cost	Fair Value	Percent of Total Fair Value
AAA	$567,469	$596,282	32%	$553,862	$567,897	34%
AA	67,672	92,126	5	66,918	86,553	5
A	218,043	267,217	14	234,780	275,358	16
BBB	687,026	768,632	41	658,112	717,609	42
Below investment grade	140,130	149,382	8	52,917	54,766	3
Total fixed maturities	$1,680,340	$1,873,639	100%	$1,566,589	$1,702,183	100%

As of December 31, 2020 and 2019, approximately 38% and 39%, respectively, of the securities rated AAA were GNMA, FNMA and FHLMC mortgage backed securities. No holdings of any other issuer were greater than 10% of total equity as of both December 31, 2020 and 2019.

The following tables provide information about Available-for-Sale securities with gross unrealized losses and the length of time that individual securities have been in a continuous unrealized loss position:

	December 31, 2020
(in thousands)	Less than 12 months				12 months or more			Total
Description of Securities	Number of Securities	Fair Value	Unrealized Losses	Number of Securities	Fair Value	Unrealized Losses	Number of Securities	Fair Value	Unrealized Losses
Corporate debt securities	12	$28,018	$(266)	1	$1,591	$(83)	13	$29,609	$(349)
Residential mortgage backed securities	2	1,367	(7)	1	59	—	3	1,426	(7)
Commercial mortgage backed securities	8	36,014	(710)	3	3,184	(82)	11	39,198	(792)
Foreign government bonds and obligations	—	—	—	1	96	(12)	1	96	(12)
Total	22	$65,399	$(983)	6	$4,930	$(177)	28	$70,329	$(1,160)

	December 31, 2019
(in thousands)	Less than 12 months				12 months or more			Total
Description of Securities	Number of Securities	Fair Value	Unrealized Losses	Number of Securities	Fair Value	Unrealized Losses	Number of Securities	Fair Value	Unrealized Losses
Corporate debt securities	21	$8,613	$(25)	35	$9,845	$(272)	56	$18,458	$(297)
Residential mortgage backed securities	12	62,757	(118)	10	20,328	(214)	22	83,085	(332)
Commercial mortgage backed securities	18	27,954	(171)	9	21,295	(286)	27	49,249	(457)
State and municipal obligations	4	1,595	(4)	—	—	—	4	1,595	(4)
Asset backed securities	8	7,414	(21)	1	238	(1)	9	7,652	(22)
Foreign government bonds and obligations	—	—	—	1	100	(9)	1	100	(9)
Total	63	$108,333	$(339)	56	$51,806	$(782)	119	$160,139	$(1,121)

As part of the Company’s ongoing monitoring process, management determined that the change in gross unrealized losses on its Available-for-Sale securities during the twelve months ended December 31, 2020 is primarily attributable to lower interest rates as well as credit spread tightening. Consistent with the accounting policy described in Note 2, the Company did not recognize any of the total unrealized losses in earnings because it was determined that such losses were due to non-credit factors. The Company does not intend to sell these securities and does not believe that it is more likely than not that the Company will be required to sell these securities before the anticipated recovery of the remaining amortized cost basis. As of December 31, 2020, 72% of the total of Available-for-Sale securities with gross unrealized losses were considered investment grade.

The following table presents the rollforward of allowance for credit losses on Available-for-Sale securities:

(in thousands)	Corporate Debt Securities
Balance, January 1, 2020(1)	$—
Additions for which credit losses were not previously recognized	975
Additional increases (decreases) on securities that had an allowance recorded in a previous period	(236)
Balance, December 31, 2020	$739

(1)

Prior to January 1, 2020, credit losses on Available-for-Sale securities were not recorded in an allowance but were recorded as a reduction of the book value of the security if the security was other-than-temporarily impaired. There is no adoption impact due to the prospective transition for Available-for-Sale securities.

RiverSource Life Insurance Co. of New York

Net realized gains and losses on Available-for-Sale securities, determined using the specific identification method, recognized in net realized investment gains (losses) were as follows:

	Years Ended December 31,
(in thousands)	2020	2019	2018
Gross realized investment gains	$1,461	$284	$965
Gross realized investment losses	(111)	(262)	(399)
Other-than-temporary impairments	(739)	(1,054)	—
Total	$611	$(1,032)	$566

Credit losses for the twelve months ended December 31, 2020 primarily related to recording an allowance for credit losses on certain corporate debt securities, primarily in the oil and gas industry. Other-than-temporary impairments for the year ended December 31, 2019 related to corporate debt securities.

See Note 17 for a rollforward of net unrealized investment gains (losses) included in AOCI.

Available-for-Sale securities by contractual maturity as of December 31, 2020 were as follows:

(in thousands)	Amortized Cost	Fair Value
Due within one year	$60,272	$60,890
Due after one year through five years	489,422	524,536
Due after five years through 10 years	259,291	280,994
Due after 10 years	295,209	402,782
	1,104,194	1,269,202
Residential mortgage backed securities	243,325	250,997
Commercial mortgage backed securities	303,212	321,764
Asset backed securities	29,609	31,676
Total	$1,680,340	$1,873,639

Actual maturities may differ from contractual maturities because issuers may have the right to call or prepay obligations. Residential mortgage backed securities, commercial mortgage backed securities and asset backed securities are not due at a single maturity date. As such, these securities were not included in the maturities distribution.

The following is a summary of net investment income:

	Years Ended December 31,
(in thousands)	2020	2019	2018
Fixed maturities	$60,840	$65,554	$69,923
Commercial mortgage loans	7,876	7,223	7,039
Policy loans and other investments	3,480	4,797	3,412
	72,196	77,574	80,374
Less: investment expenses	1,745	1,767	1,828
Total	$70,451	$75,807	$78,546

7.  FINANCING RECEIVABLES

The Company’s financing receivables include mortgage loans and policy loans. See Note 2 for information regarding the Company’s accounting policies related to financing receivables and the allowance for credit losses.

Allowance for Credit Losses

The following table presents a rollforward of the allowance for credit losses for the year ended December 31, 2020.

(in thousands)	Commercial Loans
Balance, December 31, 2019(1)	$2,038
Cumulative effect of adoption of current expected credit losses guidance	(919)
Balance, January 1, 2020	1,119
Provisions	956
Balance, December 31, 2020	$2,075

(1)	Prior to January 1, 2020, the allowance for credit losses was based on an incurred loss model that did not require estimating expected credit losses over the expected life of the asset.

RiverSource Life Insurance Co. of New York

	December 31,
(in thousands)	2019	2018
Beginning balance	$2,038	$2,038
Charge-offs	—	—
Ending balance	$2,038	$2,038

As of December 31, 2020 and 2019, accrued interest on mortgage loans was $537 thousand and $495 thousand and is recorded in accrued investment income on the Balance Sheets and excluded from the amortized cost basis of mortgage loans.

Credit Quality Information

All loans were considered to be performing as of both December 31, 2020 and 2019.

Mortgage Loans

The Company reviews the credit worthiness of the borrower and the performance of the underlying properties in order to determine the risk of loss on mortgage loans. Loan-to-value ratio is the primary credit quality indicator included in this review. Based on this review, the mortgage loans are assigned an internal risk rating, which management updates when credit risk changes. Mortgage loans which management has assigned its highest risk rating were nil as of both December 31, 2020 and 2019. Loans with the highest risk rating represent distressed loans which the Company has identified as impaired or expects to become delinquent or enter into foreclosure within the next six months. Total mortgage loan modifications in 2020 due to the COVID-19 pandemic consisted of 5 loans with a total unpaid balance of $7 million. Modifications primarily consisted of short-term forbearance and interest only payments. All loans returned to their normal payment schedules. Total mortgage loans past due were nil as of both December 31, 2020 and 2019, respectively.

The table below presents the amortized cost basis of mortgage loans as of December 31, 2020 by year of origination and loan-to-value ratio:

(in thousands)	2020	2019	2018	2017	2016	Prior	Total
Loan-to-Value Ratio
>100%	$—	$—	$—	$—	$—	$—	$—
80% – 100%	1,903	5,264	2,328	—	2,407	—	11,902
60% – 80%	7,972	9,713	3,632	3,327	3,079	4,653	32,376
40% – 60%	7,368	4,403	16,771	10,107	3,881	13,853	56,383
<40%	5,694	880	3,002	12,461	3,529	42,693	68,259
Total	$22,937	$20,260	$25,733	$25,895	$12,896	$61,199	$168,920

Loan-to-value ratio is based on income and expense data provided by borrowers at least annually and long-term capitalization rate assumptions based on property type.

In addition, the Company reviews the concentrations of credit risk by region and property type. Concentrations of credit risk of mortgage loans by U.S. region were as follows:

Concentrations of credit risk of mortgage loans by property type were as follows:

	Loans		Percentage
	December 31, 2020	December 31, 2019	December 31, 2020	December 31, 2019
	(in thousands)
Pacific	$47,925	$42,692	28%	26%
South Atlantic	30,108	34,218	18	21
Middle Atlantic	21,531	20,618	13	13
Mountain	22,801	22,779	13	14
West North Central	14,579	14,604	9	9
East North Central	12,634	11,911	7	7
East South Central	5,970	6,992	4	4
West South Central	8,212	8,730	5	5
New England	5,160	1,272	3	1

	$168,920	$163,816	100%	100%

Less: allowance for loan losses	2,075	2,038

Total	$166,845	$161,778

RiverSource Life Insurance Co. of New York

	Loans		Percentage
	December 31, 2020	December 31, 2019	December 31, 2020	December 31, 2019
	(in thousands)
Retail	$48,272	$42,523	29%	26%
Apartments	49,786	51,210	29	31
Industrial	31,885	32,751	19	20
Office	19,939	19,939	12	12
Mixed use	8,302	6,696	5	4
Other	10,736	10,697	6	7

	168,920	163,816	100%	100%

Less: allowance for loan losses	2,075	2,038

Total	$166,845	$161,778

Policy Loans

Policy loans do not exceed the cash surrender value at origination. As there is minimal risk of loss related to policy loans, there is no allowance for credit losses.

Troubled Debt Restructurings

The recorded investment in restructured loans was not material as of both December 31, 2020 and 2019. Troubled debt restructurings did not have a material impact to the Company’s allowance for loan losses or income recognized for the years ended December 31, 2020, 2019 and 2018. There are no material commitments to lend additional funds to borrowers whose loans have been restructured.

8.  DEFERRED ACQUISITION COSTS AND DEFERRED SALES INDUCEMENT COSTS

Management updates market-related inputs on a quarterly basis and implements model changes related to the living benefit valuation. In addition, management conducts its annual review of life insurance and annuity valuation assumptions relative to current experience and management expectations including modeling changes. These aforementioned changes are collectively referred to as unlocking. The impact of unlocking to DAC for the year ended December 31, 2020 primarily reflected updates to interest rate assumptions, partially offset by a favorable impact from lower surrenders on annuity contracts with a withdrawal benefit. The impact of unlocking to DAC for the year ended December 31, 2019 primarily reflected updated mortality assumptions on UL and VUL insurance products and lower surrender rate assumptions on variable annuities, partially offset by an unfavorable impact from updates to assumptions on utilization of guaranteed withdrawal benefits. The impact of unlocking to DAC for the year ended December 31, 2018 primarily reflected improved persistency and mortality on UL and VUL insurance products and a correction related to a variable annuity model assumption partially offset by updates to market-related inputs to the living benefit valuation.

The balances of and changes in DAC were as follows:

(in thousands)	2020	2019	2018
Balance at January 1	$174,062	$177,196	$165,465
Capitalization of acquisition costs	14,537	19,062	20,224
Amortization, excluding the impact of valuation assumptions review	(13,599)	(10,536)	(16,747)
Amortization, impact of valuation assumptions review	(4,677)	(356)	2,068
Impact of change in net unrealized (gains) losses on securities	(7,673)	(11,304)	6,186
Balance at December 31	$162,650	$174,062	$177,196

The balances of and changes in DSIC, which is included in other assets, were as follows:

(in thousands)	2020	2019	2018
Balance at January 1	$10,096	$12,066	$13,028
Capitalization of sales inducement costs	59	60	147
Amortization, excluding the impact of valuation assumptions review	(730)	(896)	(2,136)
Amortization, impact of valuation assumptions review	(902)	95	(29)
Impact of change in net unrealized (gains) losses on securities	73	(1,229)	1,056
Balance at December 31	$8,596	$10,096	$12,066

9.  REINSURANCE

The Company reinsures a portion of the insurance risks associated with its traditional life, DI and LTC insurance products through reinsurance agreements with unaffiliated reinsurance companies. Reinsurance contracts do not relieve the Company from its primary obligation to policyholders.

RiverSource Life Insurance Co. of New York

The Company generally reinsures 90% of the death benefit liability for new term life insurance policies beginning in 2002 and new individual UL and VUL insurance policies beginning in 2003. Policies issued prior to these dates are not subject to these same reinsurance levels.

However, for IUL policies issued after September 1, 2013 and VUL policies issued after January 1, 2014, the Company generally reinsures 50% of the death benefit liability.

The maximum amount of life insurance risk the Company will retain is $10 million on a single life and $10 million on any flexible premium survivorship life policy; however, reinsurance agreements are in place such that retaining more than $1.5 million of insurance risk on a single life or a flexible premium survivorship life policy is very unusual. Risk on UL and VUL policies is reinsured on a yearly renewable term basis. Risk on most term life policies starting in 2002 is reinsured on a coinsurance basis, a type of reinsurance in which the reinsurer participates proportionally in all material risks and premiums associated with a policy.

The Company also has life insurance risk previously assumed under reinsurance arrangements with an unaffiliated insurance company.

As of December 31, 2002, the Company discontinued underwriting LTC insurance. For existing LTC policies, the Company has continued ceding 50% of the risk on a coinsurance basis to Genworth Life Insurance Company of New York (“Genworth”) and retains the remaining risk. This reinsurance arrangement applies for 1996 and later issues only. Under these agreements, the Company has the right, but never the obligation, to recapture some, or all, of the risk ceded to Genworth.

Generally, the Company retains at most $5,000 per month of risk per life on DI policies sold on policy forms introduced in 2010 and reinsures the remainder of the risk on a coinsurance basis with unaffiliated reinsurance companies. The Company retains all risk for new claims on DI contracts sold on other policy forms introduced prior to 2010. The Company also retains all risk on accidental death benefit claims and substantially all risk associated with waiver of premium provisions.

As of December 31, 2020 and 2019, traditional life and UL insurance policies in force were $11.4 billion and $11.5 billion, respectively, of which $8.1 billion as of both December 31, 2020 and 2019 were reinsured at the respective year ends.

The effect of reinsurance on premiums for traditional long-duration products was as follows:

	Years Ended December 31,
(in thousands)	2020	2019	2018
Direct premiums	$29,441	$32,695	$31,392
Reinsurance ceded	(11,742)	(11,643)	(11,749)
Net premiums	$17,699	$21,052	$19,643

Policy and contract charges are presented on the Statements of Income net of $8.5 million, $7.9 million and $7.5 million of reinsurance ceded for non-traditional long-duration products for the years ended December 31, 2020, 2019 and 2018, respectively.

The amount of claims recovered through reinsurance on all contracts was $22.7 million, $18.4 million and $12.0 million for the years ended December 31, 2020, 2019 and 2018, respectively.

Reinsurance recoverables include approximately $141.6 million and $134.6 million related to LTC risk ceded to Genworth as of December 31, 2020 and 2019, respectively.

Policyholder account balances, future policy benefits and claims include $1.5 million and $1.6 million related to previously assumed reinsurance arrangements as of December 31, 2020 and 2019, respectively.

RiverSource Life Insurance Co. of New York

10.  POLICYHOLDER ACCOUNT BALANCES, FUTURE POLICY BENEFITS AND CLAIMS AND SEPARATE ACCOUNT LIABILITIES

Policyholder account balances, future policy benefits and claims consisted of the following:

	December 31,
(in thousands)	2020	2019
Policyholder account balances
Fixed annuities(1)	$801,476	$819,060
Variable annuity fixed sub-accounts	268,830	258,365
UL/VUL insurance	190,878	188,823
IUL insurance	124,665	107,061
Other life insurance	29,870	31,448
Total policyholder account balances	1,415,719	1,404,757
Future policy benefits
Variable annuity GMWB	136,924	53,604
Variable annuity GMAB(2)	(542)	(3,987)
Other annuity liabilities	11,561	7,903
Fixed annuity life contingent liabilities	80,411	84,759
Life and DI insurance	70,504	70,887
LTC insurance	357,716	336,184
UL/VUL and other life insurance additional liabilities	81,079	65,916
Total future policy benefits	737,653	615,266
Policy claims and other policyholders’ funds	15,638	9,987
Total policyholder account balances, future policy benefits and claims	$2,169,010	$2,030,010

(1)	Includes fixed deferred annuities and non-life contingent fixed payout annuities.
(2)	Includes the fair value of GMAB embedded derivatives that was a net asset as of both December 31, 2020 and 2019 reported as a contra liability.

Fixed Annuities

Fixed annuities include both deferred and payout contracts. In 2020, the Company discontinued sales of fixed deferred annuities.

Deferred contracts offer a guaranteed minimum rate of interest and security of the principal invested. Payout contracts guarantee a fixed income payment for life or the term of the contract. Liabilities for fixed annuities in a benefit or payout status are based on future estimated payments using established industry mortality tables and interest rates, ranging from 2.27% to 9.38% as of December 31, 2020, depending on year of issue, with an average rate of approximately 3.70%. The Company generally invests the proceeds from the annuity contracts in fixed rate securities.

Variable Annuities

Purchasers of variable annuities can select from a variety of investment options and can elect to allocate a portion to a fixed account. A vast majority of the premiums received for variable annuity contracts are held in separate accounts where the assets are held for the exclusive benefit of those contractholders.

Most of the variable annuity contracts currently issued by the Company contain one or more guaranteed benefits, including GMWB, GMAB and GMDB provisions. The Company previously offered contracts with GMIB provisions. See Note 2 and Note 11 for additional information regarding the Company’s variable annuity guarantees. The Company does not currently hedge its risk under the GMDB and GMIB provisions. See Note 12 and Note 16 for additional information regarding the Company’s derivative instruments used to hedge risks related to GMWB and GMAB provisions.

Insurance Liabilities

UL/VUL is the largest group of insurance policies written by the Company. Purchasers of UL accumulate cash value that increases by a fixed interest rate. Purchasers of VUL can select from a variety of investment options and can elect to allocate a portion to a fixed account or a separate account. A vast majority of the premiums received for VUL policies are held in separate accounts where the assets are held for the exclusive benefit of those policyholders.

IUL is a UL policy that includes an indexed account. The rate of credited interest above the minimum guarantee for funds allocated to the indexed account is linked to the performance of the specific index for the indexed account (subject to a cap and floor). The Company offers an S&P 500® Index account option and a blended multi-index account option comprised of the S&P 500 Index, the MSCI® EAFE Index and the MSCI EM Index. Both options offer two crediting durations, one-year and two-year. The policyholder may allocate all or a portion of the policy value to a fixed or any available indexed account. The portion of the policy allocated to the indexed account is accounted for as an embedded derivative at fair value. The Company hedges the interest credited rate including equity and interest rate risk related to the indexed account with derivative instruments. See Note 16 for additional information regarding the Company’s derivative instruments used to hedge the risk related to IUL.

The Company also offers term life insurance as well as DI products. The Company no longer offers standalone LTC products and whole life insurance but has in force policies from prior years.

RiverSource Life Insurance Co. of New York

Insurance liabilities include accumulation values, incurred but not reported claims, obligations for anticipated future claims and unpaid reported claims.

The liability for estimates of benefits that will become payable on future claims on term life, whole life and DI policies is based on the net level premium and LTC policies is based on a gross premium valuation reflecting management’s current best estimate assumptions. Both include the anticipated interest rates earned on assets supporting the liability. Anticipated interest rates for term and whole life ranged from 2.3% to 10% as of December 31, 2020. Anticipated interest rates for DI policies ranged from 2.3% to 7.5% as of December 31, 2020 and for LTC policies ranged from 5.0% to 5.8% as of December 31, 2020.

The liability for unpaid reported claims on DI and LTC policies includes an estimate of the present value of obligations for continuing benefit payments. The discount rates used to calculate present values are based on average interest rates earned on assets supporting the liability for unpaid amounts and were 4.5% and 6.0% for DI and LTC claims, respectively, as of December 31, 2020.

Portions of the Company’s UL and VUL policies have product features that result in profits followed by losses from the insurance component of the policy. These profits followed by losses can be generated by the cost structure of the product or secondary guarantees in the policy. The secondary guarantee ensures that, subject to specified conditions, the policy will not terminate and will continue to provide a death benefit even if there is insufficient policy value to cover the monthly deductions and charges.

Separate Account Liabilities

Separate account liabilities consisted of the following:

	December 31,
(in thousands)	2020	2019
Variable annuity	$4,647,548	$4,356,112
VUL insurance	473,946	430,385
Other insurance	903	808
Total	$5,122,397	$4,787,305

11.  VARIABLE ANNUITY AND INSURANCE GUARANTEES

The majority of the variable annuity contracts offered by the Company contain GMDB provisions. The Company also offers variable annuities with GMWB and GMAB provisions. The Company previously offered contracts containing GMIB provisions. See Note 2 and Note 10 for additional information regarding the Company’s variable annuity guarantees.

The GMDB provisions provide a specified minimum return upon death of the contractholder. The death benefit payable is the greater of (i) the contract value less any purchase payment credits subject to recapture less a pro-rata portion of any rider fees, or (ii) the GMDB provisions specified in the contract. The Company has the following primary GMDB provisions:

•	Return of premium — provides purchase payments minus adjusted partial surrenders.

•

Reset — provides that the value resets to the account value every sixth contract anniversary minus adjusted partial surrenders. This provision was often provided in combination with the return of premium provision and is no longer offered.

•	Ratchet — provides that the value ratchets up to the maximum account value at specified anniversary intervals, plus subsequent purchase payments less adjusted partial surrenders.

The variable annuity contracts with GMWB riders typically have account values that are based on an underlying portfolio of mutual funds, the values of which fluctuate based on fund performance. At issue, the guaranteed amount is equal to the amount deposited but the guarantee may be increased annually to the account value (a “step-up”) in the case of favorable market performance or by a benefit credit if the contract includes this provision.

The Company has GMWB riders in force, which contain one or more of the following provisions:

•	Withdrawals at a specified rate per year until the amount withdrawn is equal to the guaranteed amount.

•	Withdrawals at a specified rate per year for the life of the contractholder (“GMWB for life”).

•	Withdrawals at a specified rate per year for joint contractholders while either is alive.

•	Withdrawals based on performance of the contract.

•	Withdrawals based on the age withdrawals begin.

•	Credits are applied annually for a specified number of years to increase the guaranteed amount as long as withdrawals have not been taken.

Variable annuity contractholders age 79 or younger at contract issue can also obtain a principal-back guarantee by purchasing the optional GMAB rider for an additional charge. The GMAB rider guarantees that, regardless of market performance at the end of the 10-year waiting period, the contract value will be no less than the original investment or a specified percentage of the highest

RiverSource Life Insurance Co. of New York

anniversary value, adjusted for withdrawals. If the contract value is less than the guarantee at the end of the 10-year period, a lump sum will be added to the contract value to make the contract value equal to the guarantee value.

Certain UL policies offered by the Company provide secondary guarantee benefits. The secondary guarantee ensures that, subject to specified conditions, the policy will not terminate and will continue to provide a death benefit even if there is insufficient policy value to cover the monthly deductions and charges.

The following table provides information related to variable annuity guarantees for which the Company has established additional liabilities:

	December 31, 2020				December 31, 2019
Variable Annuity Guarantees by Benefit Type(1) (in thousands, except age)	Total Contract Value	Contract Value in Separate Accounts	Net Amount at Risk	Weighted Average Attained Age	Total Contract Value	Contract Value in Separate Accounts	Net Amount at Risk	Weighted Average Attained Age
GMDB:
Return of premium	$3,763,679	$3,673,185	$210	68	$3,486,899	$3,403,742	$197	67
Five/six-year reset	455,790	292,486	382	68	448,900	289,283	460	67
One-year ratchet	506,958	494,418	292	70	486,676	474,184	278	70
Five-year ratchet	161,472	157,507	56	68	161,323	156,789	62	67
Total — GMDB	$4,887,899	$4,617,596	$940	68	$4,583,798	$4,323,998	$997	67
GMIB	$12,653	$11,311	$88	71	$11,552	$10,222	$52	70
GMWB
GMWB	$124,413	$124,059	$2	74	$124,216	$123,849	$6	73
GMWB for life	2,860,105	2,854,447	182	69	2,645,028	2,639,744	290	68
Total — GMWB	$2,984,518	$2,978,506	$184	69	$2,769,244	$2,763,593	$296	68
GMAB	$218,850	$21,855	$—	61	$231,540	$231,304	$—	60

(1)

Individual variable annuity contracts may have more than one guarantee and therefore may be included in more than one benefit type. Variable annuity contracts for which the death benefit equals the account value are not shown in this table.

The net amount at risk for GMDB and GMAB is defined as the current guaranteed benefit amount in excess of the current contract value. The net amount at risk for GMIB is defined as the greater of the present value of the minimum guaranteed annuity payments less the current contract value or zero. The net amount at risk for GMWB is defined as the greater of the present value of the minimum guaranteed withdrawal payments less the current contract value or zero.

The following table provides information related to insurance guarantees for which the Company has established additional liabilities:

	December 31, 2020		December 31, 2019
(in thousands, except age)	Net Amount at Risk	Weighted Average Attained Age	Net Amount at Risk	Weighted Average Attained Age
UL secondary guarantees	$472	67	$470	66

The net amount at risk for UL secondary guarantees is defined as the current guaranteed death benefit amount in excess of the current policyholder account balance.

Changes in additional liabilities (contra liabilities) for variable annuity and insurance guarantees were as follows:

(in thousands)	GMDB	GMIB	GMWB(1)	GMAB(1)	UL
Balance at January 1, 2018	$792	$279	$7,117	$(7,241)	$34,673
Incurred claims	154	27	18,623	5,356	12,164
Paid claims	(130)	—	—	(10)	(2,152)
Balance at December 31, 2018	816	306	25,740	(1,895)	44,685
Incurred claims	(174)	(99)	27,864	(2,092)	10,317
Paid claims	(72)	—	—		(3,522)
Balance at December 31, 2019	570	207	53,604	(3,987)	51,480
Incurred claims	806	(9)	83,320	3,445	15,959
Paid claims	(447)	—	—	—	(5,364)
Balance at December 31, 2020	$929	$198	$136,924	$(542)	$62,075

(1)	The incurred claims for GMWB and GMAB include the change in the fair value of the liabilities (contra liabilities) less paid claims.

The liabilities for guaranteed benefits are supported by general account assets.

RiverSource Life Insurance Co. of New York

The following table summarizes the distribution of separate account balances by asset type for variable annuity contracts providing guaranteed benefits:

	December 31,
(in thousands)	2020	2019
Mutual funds:
Equity	$2,666,142	$2,560,259
Bond	1,544,298	1,383,944
Other	419,740	392,854
Total mutual funds	$4,630,180	$4,337,057

No gains or losses were recognized on assets transferred to separate accounts for the years ended December 31, 2020, 2019 and 2018.

12.  FAIR VALUES OF ASSETS AND LIABILITIES

GAAP defines fair value as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date; that is, an exit price. The exit price assumes the asset or liability is not exchanged subject to a forced liquidation or distressed sale.

Valuation Hierarchy

The Company categorizes its fair value measurements according to a three-level hierarchy. The hierarchy prioritizes the inputs used by the Company’s valuation techniques. A level is assigned to each fair value measurement based on the lowest level input that is significant to the fair value measurement in its entirety. The three levels of the fair value hierarchy are defined as follows:

Level 1	Unadjusted quoted prices for identical assets or liabilities in active markets that are accessible at the measurement date.

Level 2	Prices or valuations based on observable inputs other than quoted prices in active markets for identical assets and liabilities.

Level 3	Prices or valuations that require inputs that are both significant to the fair value measurement and unobservable.

The following tables present the balances of assets and liabilities measured at fair value on a recurring basis:

	December 31, 2020
(in thousands)	Level 1	Level 2	Level 3	Total
Assets
Available-for-Sale Securities:
Corporate debt securities	$—	$1,044,410	$64,484	$1,108,894
Residential mortgage backed securities	—	250,997	—	250,997
Commercial mortgage backed securities	—	321,764	—	321,764
State and municipal obligations	—	157,985	—	157,985
Asset backed securities	—	31,676	—	31,676
Foreign government bonds and obligations	—	2,212	—	2,212
U.S. government and agency obligations	111	—	—	111
Total Available-for-Sale securities	111	1,809,044	64,484	1,873,639
Cash Equivalents	—	261,893	—	261,893
Other assets:
Interest rate derivative contracts	—	88,052	—	88,052
Equity derivative contracts	872	163,462	—	164,334
Foreign exchange derivative contracts	7	723	—	730
Total other assets	879	252,237	—	253,116
Separate account assets at net asset value (“NAV”)				5,122,397	(1)
Total assets at fair value	$990	$2,323,174	$64,484	$7,511,045

Liabilities
Policyholder account balances, future policy benefits and claims:
IUL embedded derivatives	$—	$—	$52,327	$52,327
GMWB and GMAB embedded derivatives	—	—	116,490	116,490	(2)
Total policyholder account balances, future policy benefits and claims	—	—	168,817	168,817	(3)
Other liabilities:
Interest rate derivative contracts	—	50,738	—	50,738
Equity derivative contracts	2,369	51,002	—	53,371
Foreign exchange derivative contracts	2	—	—	2
Total other liabilities	2,371	101,740	—	104,111
Total liabilities at fair value	$2,371	$101,740	$168,817	$272,928

RiverSource Life Insurance Co. of New York

	December 31, 2019
(in thousands)	Level 1	Level 2	Level 3	Total
Assets
Available-for-Sale Securities:
Corporate debt securities	$—	$896,132	$64,484	$960,616
Residential mortgage backed securities	—	240,380	—	240,380
Commercial mortgage backed securities	—	300,200	—	300,200
State and municipal obligations	—	152,401	—	152,401
Asset backed securities	—	46,095	—	46,095
Foreign government bonds and obligations	—	2,241	—	2,241
U.S. government and agency obligations	250	—	—	250
Total Available-for-Sale securities	250	1,637,449	64,484	1,702,183
Cash Equivalents	—	248,847	—	248,847
Other assets:
Interest rate derivative contracts	—	58,489	—	58,489
Equity derivative contracts	13,788	94,658	—	108,446
Foreign exchange derivative contracts	35	425	—	460
Total other assets	13,823	153,572	—	167,395
Separate account assets at net asset value (“NAV”)				4,787,305	(1)
Total assets at fair value	$14,073	$2,039,868	$64,484	$6,905,730

Liabilities
Policyholder account balances, future policy benefits and claims:
IUL embedded derivatives	$—	$—	$47,214	$47,214
GMWB and GMAB embedded derivatives	—	—	32,326	32,326	(4)
Total policyholder account balances, future policy benefits and claims	—	—	79,540	79,540	(5)
Other liabilities:
Interest rate derivative contracts	—	15,384	—	15,384
Equity derivative contracts	875	37,704	—	38,579
Foreign exchange derivative contracts	39	—	—	39
Total other liabilities	914	53,088	—	54,002
Total liabilities at fair value	$914	$53,088	$79,540	$133,542

(1)

Amounts are comprised of certain financial instruments that are measured at fair value using the NAV per share (or its equivalent) as a practical expedient and have not been classified in the fair value hierarchy.

(2)

The fair value of the GMWB and GMAB embedded derivatives included $121.7 million of individual contracts in a liability position and $5.2 million of individual contracts in an asset position (recorded as a contra liability) as of December 31, 2020.

(3)	The Company’s adjustment for nonperformance risk resulted in a $40.2 million cumulative decrease to the embedded derivatives as of December 31, 2020.
(4)

The fair value of the GMWB and GMAB embedded derivatives included $48.0 million of individual contracts in a liability position and $15.7 million of individual contracts in an asset position (recorded as a contra liability) as of December 31, 2019.

(5)	The Company’s adjustment for nonperformance risk resulted in a $27.0 million cumulative decrease to the embedded derivatives as of December 31, 2019.

The following tables provide a summary of changes in Level 3 assets and liabilities measured at fair value on a recurring basis:

	Available-for-Sale Securities				Policyholder Account Balances, Future Policy Benefits and Claims
(in thousands)	Corporate Debt Securities	Residential Mortgage Backed Securities	Total		IUL Embedded derivatives		GMWB and GMAB Embedded Derivatives		Total
Balance, January 1, 2020	$64,484	$—	$64,484		$(47,214)		$(32,326)		$(79,540)
Total gains (losses) included in:
Net income	(71)	—	(71	)(1)	(4,566	)(2)	(59,884	)(3)	(64,450)
Other comprehensive income (loss)	1,503	—	1,503		—		—		—
Purchases	5,441	—	5,441		—		—		—
Issues	—	—	—		(4,896)		(20,634)		(25,530)
Settlements	(6,873)	—	(6,873)		4,349		(3,646)		703
Transfers out of Level 3	—	—	—		—		—		—
Balance, December 31, 2020	$64,484	$—	$64,484		$(52,327)		$(116,490)		$(168,817)
Changes in unrealized gains (losses) relating to assets and liabilities held at December 31, 2020	$(71)	$—	$(71	)(1)	$(4,566	)(2)	$(62,930	)(3)	$(67,496)
Changes in unrealized gains (losses) in other comprehensive income (loss) relating to assets held at December 31, 2020	$1,504	$—	$1,504		$—		$—		$—

RiverSource Life Insurance Co. of New York

	Available-for-Sale Securities				Policyholder Account Balances, Future Policy Benefits and Claims
(in thousands)	Corporate Debt Securities	Residential Mortgage Backed Securities	Total		IUL Embedded derivatives		GMWB and GMAB Embedded Derivatives		Total
Balance, January 1, 2019	$108,823	$50	$108,873		$(31,504)		$(9,642)		$(41,146)
Total gains (losses) included in:
Net income	(34)	—	(34	)(1)	(10,734	)(2)	(1,908	)(3)	(12,642)
Other comprehensive income (loss)	3,017	8	3,025		—		—		—
Purchases	—	2,000	2,000		—		—		—
Issues	—	—	—		(9,000)		(20,553)		(29,553)
Settlements	(47,322)	(188)	(47,510)		4,024		(223)		3,801
Transfers out of Level 3	—	(1,870)	(1,870)		—		—		—
Balance, December 31, 2019	$64,484	$—	$64,484		$(47,214)		$(32,326)		$(79,540)
Changes in unrealized gains (losses) relating to assets and liabilities held at December 31, 2019	$(15)	$—	$(15	)(1)	$(10,734	)(2)	$(1,726	)(3)	$(12,460)

	Available-for-Sale Securities				Policyholder Account Balances, Future Policy Benefits and Claims
(in thousands)	Corporate Debt Securities	Residential Mortgage Backed Securities	Total		IUL Embedded derivatives		GMWB and GMAB Embedded Derivatives		Total
Balance, January 1, 2018	$126,680	$209	$126,889		$(26,582)		$12,085		$(14,497)
Total gains (losses) included in:
Net income	(105)	(1)	(106	)(1)	968	(2)	(3,023	)(3)	(2,055)
Other comprehensive income (loss)	(2,431)	4	(2,427)		—		—		—
Issues	—	—	—		(7,589)		(20,079)		(27,668)
Settlements	(15,321)	(162)	(15,483)		1,699		1,375		3,074
Balance, December 31, 2018	$108,823	$50	$108,873		$(31,504)		$(9,642)		$(41,146)
Changes in unrealized gains (losses) relating to assets and liabilities held at December 31, 2018	$(13)	$(1)	$(14	)(1)	$968	(2)	$(2,071	)(3)	$(1,103)

(1)	Included in net investment income in the Statements of Income.
(2)	Included in interest credited to fixed accounts in the Statements of Income.
(3)	Included in benefits, claims, losses and settlement expenses in the Statements of Income.

The increase (decrease) to pretax income of the Company’s adjustment for nonperformance risk on the fair value of its embedded derivatives was $11.3 million, $(8.9) million and $15.2 million, net of DAC, DSIC, unearned revenue amortization and the reinsurance accrual, for the years ended December 31, 2020, 2019 and 2018, respectively.

Securities transferred from Level 3 primarily represent securities with fair values that are now obtained from a third-party pricing service with observable inputs.

The following tables provide a summary of the significant unobservable inputs used in the fair value measurements developed by the Company or reasonably available to the Company of Level 3 assets and liabilities:

	December 31, 2020
	Fair Value	Valuation Technique	Unobservable Input	Range			Weighted Average
	(in thousands)
Corporate debt securities (private placements)	$64,467	Discounted Cash Flow	Yield/spread to U.S. Treasuries(1)	1.0%	–	3.3%	1.5%
IUL embedded derivatives	$52,327	Discounted Cash Flow	Nonperformance risk(2)	65 bps			65	bps
GMWB and GMAB embedded derivatives	$116,490	Discounted Cash Flow	Utilization of guaranteed withdrawals(3)(4)	0.0%	–	48.0%	11.0%
			Surrender rate(5)	0.1%	–	73.5%	3.7%
			Market volatility(6)(7)	4.3%	–	17.1%	11.0%
			Nonperformance risk(2)	65 bps			65	bps

RiverSource Life Insurance Co. of New York

	December 31, 2019
	Fair Value	Valuation Technique	Unobservable Input	Range			Weighted Average
	(in thousands)
Corporate debt securities (private placements)	$64,456	Discounted Cash Flow	Yield/spread to U.S. Treasuries(1)	0.8%	–	2.8%	1.3%
IUL embedded derivatives	$47,214	Discounted Cash Flow	Nonperformance risk(2)	65 bps
GMWB and GMAB embedded derivatives	$32,326	Discounted Cash Flow	Utilization of guaranteed withdrawals(3)	0.0%	–	36.0%
			Surrender rate	0.1%	–	73.5%
			Market volatility(6)	3.7%	–	15.9%
			Nonperformance risk(2)	65 bps

(1)

The weighted average for the spread to U.S. Treasuries for corporate debt securities (private placements) is weighted based on the security’s market value as a percentage of the aggregate market value of the securities.

(2)	The nonperformance risk is the spread added to the observable interest rates used in the valuation of the embedded derivatives.
(3)	The utilization of guaranteed withdrawals represents the percentage of contractholders that will begin withdrawing in any given year.
(4)

The weighted average utilization rate represents the average assumption for the current year, weighting each policy evenly. The calculation excludes policies that have already started taking withdrawals.

(5)

The weighted average surrender rate is weighted based on the benefit base of each contract and represents the average assumption in the current year including the effect of a dynamic surrender formula.

(6)	Market volatility is implied volatility of fund of funds and managed volatility funds.
(7)	The weighted average market volatility represents the average volatility across all contracts, weighted by the size of the guaranteed benefit.

Level 3 measurements not included in the table above are obtained from non-binding broker quotes where unobservable inputs utilized in the fair value calculation are not reasonably available to the Company.

Uncertainty of Fair Value Measurements

Significant increases (decreases) in the yield/spread to U.S. Treasuries used in the fair value measurement of Level 3 corporate debt securities in isolation would have resulted in a significantly lower (higher) fair value measurement.

Significant increases (decreases) in nonperformance risk used in the fair value measurement of the IUL embedded derivatives in isolation would have resulted in a significantly lower (higher) fair value measurement.

Significant increases (decreases) in utilization and volatility used in the fair value measurement of the GMWB and GMAB embedded derivatives in isolation would have resulted in a significantly higher (lower) liability value.

Significant increases (decreases) in nonperformance risk and surrender rate used in the fair value measurement of the GMWB and GMAB embedded derivatives in isolation would have resulted in a significantly lower (higher) liability value. Utilization of guaranteed withdrawals and surrender rates vary with the type of rider, the duration of the policy, the age of the contractholder, the distribution channel and whether the value of the guaranteed benefit exceeds the contract accumulation value.

Determination of Fair Value

The Company uses valuation techniques consistent with the market and income approaches to measure the fair value of its assets and liabilities. The Company’s market approach uses prices and other relevant information generated by market transactions involving identical or comparable assets or liabilities. The Company’s income approach uses valuation techniques to convert future projected cash flows to a single discounted present value amount. When applying either approach, the Company maximizes the use of observable inputs and minimizes the use of unobservable inputs.

The following is a description of the valuation techniques used to measure fair value and the general classification of these instruments pursuant to the fair value hierarchy.

Assets

Cash Equivalents

Cash equivalents include highly liquid investments with original or remaining maturities at the time of purchase of 90 days or less. The Company’s cash equivalents are classified as Level 2 and measured at amortized cost, which is a reasonable estimate of fair value because of the short time between the purchase of the instrument and its expected realization.

Available-for-Sale Securities

When available, the fair value of securities is based on quoted prices in active markets. If quoted prices are not available, fair values are obtained from third-party pricing services, non-binding broker quotes, or other model-based valuation techniques.

Level 1 securities primarily include U.S. Treasuries.

Level 2 securities primarily include corporate bonds, residential mortgage backed securities, commercial mortgage backed securities, state and municipal obligations, asset backed securities and foreign government securities. The fair value of these Level 2 securities is based on a market approach with prices obtained from third-party pricing services. Observable inputs used to

RiverSource Life Insurance Co. of New York

value these securities can include, but are not limited to, reported trades, benchmark yields, issuer spreads and non-binding broker quotes.

Level 3 securities primarily include certain corporate bonds. The fair value of corporate bonds classified as Level 3 is typically based on a single non-binding broker quote. The underlying inputs used for some of the non-binding broker quotes are not readily available to the Company. The Company’s privately placed corporate bonds are typically based on a single non-binding broker quote.

In consideration of the above, management is responsible for the fair values recorded on the financial statements. Prices received from third-party pricing services are subjected to exception reporting that identifies investments with significant daily price movements as well as no movements. The Company reviews the exception reporting and resolves the exceptions through reaffirmation of the price or recording an appropriate fair value estimate. The Company also performs subsequent transaction testing. The Company performs annual due diligence of third-party pricing services. The Company’s due diligence procedures include assessing the vendor’s valuation qualifications, control environment, analysis of asset-class specific valuation methodologies, and understanding of sources of market observable assumptions and unobservable assumptions, if any, employed in the valuation methodology. The Company also considers the results of its exception reporting controls and any resulting price challenges that arise.

Separate Account Assets

The fair value of assets held by separate accounts is determined by the NAV of the funds in which those separate accounts are invested. The NAV is used as a practical expedient for fair value and represents the exit price for the separate account. Separate account assets are excluded from classification in the fair value hierarchy.

Other Assets

Derivatives that are measured using quoted prices in active markets, such as derivatives that are exchange-traded, are classified as Level 1 measurements. The variation margin on futures contracts is also classified as Level 1. The fair value of derivatives that are traded in less active over-the-counter (“OTC”) markets is generally measured using pricing models with market observable inputs such as interest rates and equity index levels. These measurements are classified as Level 2 within the fair value hierarchy and include swaps and the majority of options. The counterparties’ nonperformance risk associated with uncollateralized derivative assets was immaterial as of December 31, 2020 and 2019. See Note 15 and Note 16 for further information on the credit risk of derivative instruments and related collateral.

Liabilities

Policyholder Account Balances, Future Policy Benefits and Claims

There is no active market for the transfer of the Company’s embedded derivatives attributable to the provisions of certain variable annuity riders and IUL products.

The Company values the embedded derivatives attributable to the provisions of certain variable annuity riders using internal valuation models. These models calculate fair value as the present value of future expected benefit payments less the present value of future expected rider fees attributable to the embedded derivative feature. The projected cash flows used by these models include observable capital market assumptions and incorporate significant unobservable inputs related to implied volatility as well as contractholder behavior assumptions that include margins for risk, all of which the Company believes a market participant would expect. The fair value also reflects a current estimate of the Company’s nonperformance risk specific to these embedded derivatives. Given the significant unobservable inputs to this valuation, these measurements are classified as Level 3. The embedded derivatives attributable to these provisions are recorded in policyholder account balances, future policy benefits and claims.

The Company uses discounted cash flow models including Black-Scholes calculations to determine the fair value of the embedded derivatives associated with the provisions of its IUL products. The fair value of the IUL embedded derivatives includes significant observable interest rates, volatilities and equity index levels and the significant unobservable estimate of the Company’s nonperformance risk. Given the significance of the nonperformance risk assumption to the fair value, the IUL embedded derivatives are classified as Level 3.

The embedded derivatives attributable to these provisions are recorded in policyholder account balances, future policy benefits and claims.

Other Liabilities

Derivatives that are measured using quoted prices in active markets, such as derivatives that are exchange-traded, are classified as Level 1 measurements. The variation margin on futures contracts is also classified as Level 1. The fair value of derivatives that are traded in less active OTC markets is generally measured using pricing models with market observable inputs such as interest rates and equity index levels. These measurements are classified as Level 2 within the fair value hierarchy and include swaps and the majority of options. The Company’s nonperformance risk associated with uncollateralized derivative liabilities was

RiverSource Life Insurance Co. of New York

immaterial as of December 31, 2020 and 2019. See Note 15 and Note 16 for further information on the credit risk of derivative instruments and related collateral.

Fair Value on a Nonrecurring Basis

During the reporting periods, there were no material assets or liabilities measured at fair value on a nonrecurring basis.

Asset and Liabilities Not Reported at Fair Value

The following tables provide the carrying value and the estimated fair value of financial instruments that are not reported at fair value.

	December 31, 2020
	Carrying Value	Fair Value
(in thousands)		Level 1	Level 2	Level 3	Total
Financial Assets
Mortgage loans, net	$166,845	$—	$—	$175,982	$175,982
Policy loans	48,712	—	48,712	—	48,712	(1)

Financial Liabilities
Policyholder account balances, future policy benefits and claims	$804,299	$—	$—	$982,120	$982,120
Separate account liabilities – investment contracts	4,057	—	4,057	—	4,057

	December 31, 2019
	Carrying Value	Fair Value
(in thousands)		Level 1	Level 2	Level 3	Total
Financial Assets
Mortgage loans, net	$161,778	$—	$—	$165,594	$165,594
Policy loans	49,333	—	49,333	—	49,333	(1)

Financial Liabilities
Policyholder account balances, future policy benefits and claims	$821,887	$—	$—	$925,168	$925,168
Separate account liabilities – investment contracts	4,347	—	4,347	—	4,347

(1)

During 2020, management changed the fair value methodology for policy loans from estimating future expected cash flows and discounting the cash flows at a rate based on the U.S. Treasury curve to using the carrying value as an approximation of fair value as the policy loans are fully collateralized by the cash surrender value of the underlying policies. As a result, policy loans were reclassified from Level 3 to Level 2 in the valuation hierarchy. For comparability and consistency purposes, prior period amounts were revised to reflect the current methodology and classification.

See Note 7 for additional information on mortgage loans and policy loans.

Policyholder account balances, future policy benefit and claims includes fixed annuities in deferral status, non-life contingent fixed annuities in payout status and the fixed portion of a small number of variable annuity contracts classified as investment contracts. See Note 10 for additional information on these liabilities. Separate account liabilities are related to certain annuity products that are classified as investment contracts.

13.  RELATED PARTY TRANSACTIONS

Revenues

See Note 4 for information about revenues from contracts with customers earned by the Company from related party transactions with affiliates.

Expenses

Charges by Ameriprise Financial and affiliated companies to the Company for use of joint facilities, technology support, marketing services and other services aggregated $24.1 million, $26.3 million and $26.4 million for the years ended December 31, 2020, 2019 and 2018, respectively. Certain of these costs are included in DAC. Expenses allocated to the Company may not be reflective of expenses that would have been incurred by the Company on a stand-alone basis.

Income taxes

The Company’s taxable income and its parent, RiverSource Life, is included in the consolidated federal income tax return of Ameriprise Financial. The net amount due to Ameriprise Financial for federal income taxes was $19 million and nil as of December 31, 2020 and 2019, respectively.

Lines of Credit

The Company, as the borrower, has a revolving credit agreement with Ameriprise Financial as the lender. The aggregate amount outstanding under the line of credit may not exceed the lesser of $25 million or 3% of the Company’s statutory admitted assets (excluding separate accounts) as of the prior year end. The interest rate for any borrowing is established by reference to LIBOR for U.S. dollar deposits with maturities comparable to the relevant interest period. Amounts borrowed may be repaid at any time with no prepayment penalty. There were no amounts outstanding on this line of credit as of both December 31, 2020 and 2019.

RiverSource Life Insurance Co. of New York

Dividends or distributions

During 2020, 2019 and 2018, the Company paid cash dividends or distributions of nil, $43.0 million and $48.0 million, respectively, to RiverSource Life. For dividend or other distributions from the Company, advance notification was provided to the New York Department prior to payments. See Note 14 for additional information.

14.  STATUTORY ACCOUNTING PRINCIPLES AND REQUIREMENTS

The National Association of Insurance Commissioners (“NAIC”) defines Risk-Based Capital (“RBC”) requirements for insurance companies. The RBC requirements are used by the NAIC and state insurance regulators to identify companies that merit regulatory actions designed to protect policyholders. These requirements apply to the Company. The Company has met its minimum RBC requirements.

Insurance companies are required to prepare statutory financial statements in accordance with the accounting practices prescribed or permitted by the insurance departments of their respective states of domicile, which vary materially from GAAP. Prescribed statutory accounting practices include publications of the NAIC, as well as state laws, regulations and general administrative rules. The State of New York has adopted the NAIC Accounting Practices and Procedures Manual as its prescribed basis of statutory accounting principles. In addition, New York has prescribed certain reserve requirements that differ from those required under NAIC statutory accounting principles. As of December 31, 2020 and 2019, application of these New York prescribed practices which deviate from the NAIC requirements resulted in a decrease to the Company’s statutory surplus of $128.9 million and $91.4 million, respectively. The Company’s RBC would not have triggered a regulatory event without the application of these prescribed practices.

The more significant differences between NAIC statutory accounting principles and GAAP include charging policy acquisition costs to expense as incurred, establishing annuity and insurance reserves using different actuarial methods and assumptions, valuing investments on a different basis and excluding certain assets from the balance sheet by charging them directly to surplus, such as a portion of the net deferred income tax assets.

State insurance statutes generally require insurance companies to provide notice to state regulators prior to payment of dividends or distributions and those dividends or distributions exceeding prescribed limitations are subject to potential disapproval. For the Company, dividends or distributions in a calendar year which exceed the greater of (i) 10% of statutory surplus as of the immediately preceding year-end, or (ii) statutory net gain from operations for the immediately preceding calendar year, not to exceed 30% of statutory surplus as of the immediately preceding year-end would require pre-notification to the New York Department and are subject to potential disapproval. Statutory net gain (loss) from operations was $13.8 million, $(2.9) million and $43.9 million for the years ended December 31, 2020, 2019 and 2018, respectively.

Comparisons of net income and shareholder’s equity, as shown in the accompanying GAAP financial statements, to that determined using statutory accounting principles prescribed by the State of New York (“SAP”) are as follows:

	Years Ended December 31,
(in thousands)	2020	2019	2018
Net Income
Net income, per acompanying GAAP financial statements	$41,672	$59,099	$51,919
Net income (loss), SAP basis(1)	(46,207)	(82,785)	31,206
Difference	$87,879	$141,884	$20,713

	Years Ended December 31,
(in thousands)	2020	2019
Shareholder’s Equity
Shareholder’s equity, per accompanying GAAP financial statements	$530,234	$465,883
Capital and surplus, SAP basis(1)	305,353	234,260
Difference	$224,881	$231,623

(1)

Results may be significantly impacted by changes in reserves for variable annuity guaranteed benefits, however, these impacts may be substantially offset by unrealized gains (losses) on derivatives which are not included in statutory income but are recorded directly to surplus.

(2)	Includes unassigned surplus of $196.4 million and $125.3 million as of December 31, 2020 and 2019, respectively.

As of December 31, 2020 and 2019, bonds carried at $111 thousand and $250 thousand, respectively, were on deposit with the State of New York as required by law.

15.  OFFSETTING ASSETS AND LIABILITIES

Certain financial instruments and derivative instruments are eligible for offset in the Balance Sheets. The Company’s derivative instruments are subject to master netting and collateral arrangements and qualify for offset. A master netting arrangement with a counterparty creates a right of offset for amounts due to and from that same counterparty that is enforceable in the event of a

RiverSource Life Insurance Co. of New York

default or bankruptcy. The Company’s policy is to recognize amounts subject to master netting arrangements on a gross basis in the Balance Sheets.

The following tables present the gross and net information about the Company’s assets subject to master netting arrangements:

	December 31, 2020
	Gross Amounts of Recognized Assets	Gross Amounts Offset in the Balance Sheets	Amounts of Assets Presented in the Balance Sheets	Gross Amounts Not Offset in the Balance Sheets			Net Amount
(in thousands)				Financial Instruments(1)	Cash Collateral	Securities Collateral

Derivatives:
OTC	$249,810	$—	$249,810	$(61,916)	$(183,931)	$—	$3,963
OTC cleared	3,175	—	3,175	(1,109)	—	—	2,066
Exchange-traded	131	—	131	(131)	—	—	—
Total derivatives	$253,116	$—	$253,116	$(63,156)	$(183,931)	$—	$6,029

	December 31, 2019
	Gross Amounts of Recognized Assets	Gross Amounts Offset in the Balance Sheets	Amounts of Assets Presented in the Balance Sheets	Gross Amounts Not Offset in the Balance Sheets			Net Amount
(in thousands)				Financial Instruments(1)	Cash Collateral	Securities Collateral

Derivatives:
OTC	$165,444	$—	$165,444	$(22,759)	$(142,275)	$—	$410
OTC cleared	1,856	—	1,856	(1,856)	—	—	—
Exchange-traded	95	—	95	(95)	—	—	—
Total derivatives	$167,395	$—	$167,395	$(24,710)	$(142,275)	$—	$410

(1)	Represents the amount of assets that could be offset by liabilities with the same counterparty under master netting or similar arrangements that management elects not to offset on the Balance Sheets.

The following tables present the gross and net information about the Company’s liabilities subject to master netting arrangements:

	December 31, 2020
	Gross Amounts of Recognized Assets	Gross Amounts Offset in the Balance Sheets	Amounts of Assets Presented in the Balance Sheets	Gross Amounts Not Offset in the Balance Sheets			Net Amount
(in thousands)				Financial Instruments(1)	Cash Collateral	Securities Collateral

Derivatives:
OTC	$100,631	$—	$100,631	$(61,916)	$(1,220)	$(37,258)	$(237)
OTC cleared	1,109	—	1,109	(1,109)	—	—	—
Exchange-traded	2,371	—	2,371	(131)	—	—	(2,240)
Total derivatives	$104,111	$—	$104,111	$(63,156)	$(1,220)	$(37,258)	$(2,477)

	December 31, 2019
	Gross Amounts of Recognized Assets	Gross Amounts Offset in the Balance Sheets	Amounts of Assets Presented in the Balance Sheets	Gross Amounts Not Offset in the Balance Sheets			Net Amount
(in thousands)				Financial Instruments(1)	Cash Collateral	Securities Collateral

Derivatives:
OTC	$49,974	$—	$49,974	$(22,759)	$—	$(27,215)	$—
OTC cleared	3,114	—	3,114	(1,856)	—	—	1,258
Exchange-traded	914	—	914	(95)	—	—	819
Total derivatives	$54,002	$—	$54,002	$(24,710)	$—	$(27,215)	$2,077

(1)	Represents the amount of liabilities that could be offset by assets with the same counterparty under master netting or similar arrangements that management elects not to offset on the Balance Sheets.

In the tables above, the amount of assets or liabilities presented are offset first by financial instruments that have the right of offset under master netting or similar arrangements, then any remaining amount is reduced by the amount of cash and securities collateral. The actual collateral may be greater than amounts presented in the tables.

RiverSource Life Insurance Co. of New York

When the fair value of collateral accepted by the Company is less than the amount due to the Company, there is a risk of loss if the counterparty fails to perform or provide additional collateral. To mitigate this risk, the Company monitors collateral values regularly and requires additional collateral when necessary. When the value of collateral pledged by the Company declines, it may be required to post additional collateral.

Freestanding derivative instruments are reflected in other assets and other liabilities. Cash collateral pledged by the Company is reflected in other assets and cash collateral accepted by the Company is reflected in other liabilities. See Note 16 for additional disclosures related to the Company’s derivative instruments.

16.  DERIVATIVES AND HEDGING ACTIVITIES

Derivative instruments enable the Company to manage its exposure to various market risks. The value of such instruments is derived from an underlying variable or multiple variables, including equity and interest rate indices or prices. The Company primarily enters into derivative agreements for risk management purposes related to the Company’s products and operations.

Certain of the Company’s freestanding derivative instruments are subject to master netting arrangements. The Company’s policy on the recognition of derivatives on the Balance Sheets is to not offset fair value amounts recognized for derivatives and collateral arrangements executed with the same counterparty under the same master netting arrangement. See Note 15 for additional information regarding the estimated fair value of the Company’s freestanding derivatives after considering the effect of master netting arrangements and collateral.

The Company uses derivatives as economic hedges. The following table presents the notional value and gross fair value of derivative instruments, including embedded derivatives:

	December 31, 2020			December 31, 2019
	Notional	Gross Fair Value		Notional	Gross Fair Value
(in thousands)		Assets(1)	Liabilities(2)		Assets(1)	Liabilities(2)
Derivatives not designated as hedging instruments
Interest rate contracts	$3,404,600	$88,052	$50,738	$3,016,200	$58,489	$15,384
Equity contracts	1,428,409	164,334	53,371	1,739,424	108,446	38,579
Foreign exchange contracts	41,993	730	2	34,883	460	39
Total non-designated hedges	4,875,002	253,116	104,111	4,790,507	167,395	54,002
Embedded derivatives
GMWB and GMAB(3)	N/A	—	116,490	N/A	—	32,326
IUL	N/A	—	52,327	N/A	—	47,214
Total embedded derivatives	N/A	—	168,817	N/A	—	79,540
Total derivatives	$4,875,002	$253,116	$272,928	$4,790,507	$167,395	$133,542

N/A Not applicable.

(1)	The fair value of freestanding derivative assets is included in Other assets on the Balance Sheets.
(2)

The fair value of freestanding derivative liabilities is included in Other liabilities on the Balance Sheets. The fair value of GMWB and GMAB and IUL embedded derivatives is included in Policyholder account balances, future policy benefits and claims on the Balance Sheets.

(3)

The fair value of the Company’s derivative liabilities after considering the effects of master netting arrangements, cash collateral held by the same counterparty and the fair value of net embedded derivatives was $209 thousand and $109 thousand as of December 31, 2020 and 2019, respectively. See Note 15 for additional information related to master netting arrangements and cash collateral.

(4)

The fair value of the GMWB and GMAB embedded derivatives as of December 31, 2020 included $121.7 million of individual contracts in a liability position and $5.2 million of individual contracts in an asset position. The fair value of the GMWB and GMAB embedded derivatives as of December 31, 2019 included $48.0 million of individual contracts in a liability position and $15.7 million of individual contracts in an asset position.

See Note 12 for additional information regarding the Company’s fair value measurement of derivative instruments.

As of December 31, 2020 and 2019, investment securities with a fair value of nil and $2.2 million, respectively, were received as collateral to meet contractual obligations under derivative contracts, of which nil and $2.2 million, respectively, may be sold, pledged or rehypothecated by the Company. As of both December 31, 2020 and 2019, the Company had sold, pledged, or rehypothecated none of these securities. In addition, as of both December 31, 2020 and 2019, non-cash collateral accepted was held in separate custodial accounts and was not included in the Company’s Balance Sheets.

RiverSource Life Insurance Co. of New York

Derivatives Not Designated as Hedges

The following table presents a summary of the impact of derivatives not designated as hedging instruments, including embedded derivatives, on the Statements of Income:

(in thousands)	Interest Credited to Fixed Accounts	Benefits, Claims, Losses and Settlement Expenses
Year ended December 31, 2020
Interest rate contracts	$—	$90,348
Equity contracts	2,991	(32,970)
Foreign exchange contracts	—	(231)
GMWB and GMAB embedded derivatives	—	(84,164)
IUL embedded derivatives	(217)	—
Total gain (loss)	2,774	(27,017)
Year ended December 31, 2019
Interest rate contracts	—	59,242
Equity contracts	5,524	(67,523)
Foreign exchange contracts	—	76
GMWB and GMAB embedded derivatives	—	(22,684)
IUL embedded derivatives	(6,710)	—
Total gain (loss)	(1,186)	(30,889)
Year ended December 31, 2018
Interest rate contracts	—	(17,045)
Equity contracts	(2,092)	16,665
Foreign exchange contracts	—	1,612
GMWB and GMAB embedded derivatives	—	(21,738)
IUL embedded derivatives	2,667	—
Total gain (loss)	$575	$(20,506)

The Company holds derivative instruments that either do not qualify or are not designated for hedge accounting treatment. These derivative instruments are used as economic hedges of equity, interest rate, credit and foreign currency exchange rate risk related to various products and transactions of the Company.

Certain annuity contracts contain GMWB or GMAB provisions, which guarantee the right to make limited partial withdrawals each contract year regardless of the volatility inherent in the underlying investments or guarantee a minimum accumulation value of consideration received at the beginning of the contract period, after a specified holding period, respectively. The GMAB and non-life contingent GMWB provisions are considered embedded derivatives, which are bifurcated from their host contracts for valuation purposes and reported on the Balance Sheets at fair value with changes in fair value reported in earnings. The Company economically hedges the exposure related to GMAB and non-life contingent GMWB provisions primarily using options (equity index, interest rate swaptions, etc.), swaps (interest rate, total return, etc.) and futures.

The deferred premium associated with certain of the above options and swaptions is paid or received semiannually over the life of the contract or at maturity. The following is a summary of the payments the Company is scheduled to make and receive for these options and swaptions as of December 31, 2020:

(in thousands)	Premiums Payable	Premiums Receivable
2021	$1,273	$—
2022	1,070	—
2023	596	—
2024	356	—
2025	178	—
2026	23,701	—
Total	$27,174	$—

Actual timing and payment amounts may differ due to future settlements, modifications or exercises of the contracts prior to the full premium being paid or received.

IUL products have returns tied to the performance of equity markets. As a result of fluctuations in equity markets, the obligation incurred by the Company related to IUL products will positively or negatively impact earnings over the life of these products. The equity component of the IUL product obligations are considered embedded derivatives, which are bifurcated from their host contracts for valuation purposes and reported on the Balance Sheets at fair value with changes in fair value reported in earnings. As a means of economically hedging its obligations under the provisions of this product, the Company enters into index options and futures contracts.

RiverSource Life Insurance Co. of New York

Credit Risk

Credit risk associated with the Company’s derivatives is the risk that a derivative counterparty will not perform in accordance with the terms of the applicable derivative contract. To mitigate such risk, the Company has established guidelines and oversight of credit risk through a comprehensive enterprise risk management program that includes members of senior management. Key components of this program are to require preapproval of counterparties and the use of master netting and collateral arrangements whenever practical. See Note 15 for additional information on the Company’s credit exposure related to derivative assets.

Certain of the Company’s derivative contracts contain provisions that adjust the level of collateral the Company is required to post based on the Company’s financial strength rating (or based on the debt rating of RiverSource Life’s parent, Ameriprise Financial). Additionally, certain of the Company’s derivative contracts contain provisions that allow the counterparty to terminate the contract if the Company does not maintain a specific financial strength rating or Ameriprise Financial’s debt does not maintain a specific credit rating (generally an investment grade rating). If these termination provisions were to be triggered, the Company’s counterparty could require immediate settlement of any net liability position. As of December 31, 2020 and 2019, the aggregate fair value of derivative contracts in a net liability position containing such credit contingent provisions was $35.1 million and $25.8 million, respectively. The aggregate fair value of assets posted as collateral for such instruments as of December 31, 2020 and 2019 was $35.0 million and $25.8 million, respectively. If the credit contingent provisions of derivative contracts in a net liability position as of December 31, 2020 and 2019 were triggered, the aggregate fair value of additional assets that would be required to be posted as collateral or needed to settle the instruments immediately would have been $111 thousand and nil, respectively.

17.  SHAREHOLDER’S EQUITY

Other comprehensive income (loss) related to net unrealized gains (losses) on securities includes three components: (i) unrealized gains (losses) that arose from changes in the market value of securities that were held during the period; (ii) (gains) losses that were previously unrealized, but have been recognized in current period net income due to sales of Available-for-Sale securities and due to the reclassification of noncredit other-than-temporary impairment losses to credit losses; and (iii) other adjustments primarily consisting of changes in insurance and annuity asset and liability balances, such as DAC, DSIC, unearned revenue, benefit reserves and reinsurance recoverables, to reflect the expected impact on their carrying values had the unrealized gains (losses) been realized as of the respective balance sheet dates.

The following table presents the amounts related to each component of unrealized gains (losses) on securities in OCI and AOCI:

(in thousands)	Pretax	Income Tax Benefit (Expense)	Net of Tax
Balance of AOCI at January 1, 2018			$40,563
Net unrealized gains (losses) on securities:
Net unrealized gains (losses) on securities arising during the period(1)	$(69,710)	$14,639	(55,071)
Reclassification of net (gains) losses on securities included in net income(2)	(566)	119	(447)
Impact of DAC, DSIC, unearned revenue, benefit reserves and reinsurance recoverables	18386	(3,861)	14,525
Total other comprehensive income (loss)	(51,890)	10,897	(40,993)
Balance of AOCI at December 31, 2018			$(430	)(3)
Net unrealized gains (losses) on securities:
Net unrealized gains (losses) on securities arising during the period(1)	102,606	(21,546)	81,060
Reclassification of net (gains) losses on securities included in net income(2)	22	(5)	17
Impact of DAC, DSIC, unearned revenue, benefit reserves and reinsurance recoverables	(44,455)	9,335	(35,120)
Total other comprehensive income (loss)	58,173	(12,216)	45,957
Balance of AOCI at December 31, 2019			$45,527	(3)
Net unrealized gains (losses) on securities:
Net unrealized gains (losses) on securities arising during the period(1)	59,055	(12,401)	46,654
Reclassification of net (gains) losses on securities included in net income(2)	(611)	128	(483)
Impact of DAC, DSIC, unearned revenue, benefit reserves and reinsurance recoverables	(26,156)	5,493	(20,663)
Total other comprehensive income (loss)	32,288	(6,780)	25,508
Balance of AOCI at December 31, 2020			$71,035	(3)

(1)	Includes impairments on Available-for-Sale securities related to factors other than credit that were recognized in OCI during the period.
(2)	Reclassification amounts are recorded in net realized investment gains (losses).
(3)

Includes nil, $1 thousand and $2 thousand, respectively, of noncredit related impairments on securities and net unrealized gains (losses) on previously impaired securities as of December 31, 2020, 2019 and 2018, respectively.

RiverSource Life Insurance Co. of New York

18.  INCOME TAXES

The components of income tax provision were as follows:

	Years, Ended December 31,
(in thousands)	2020	2019	2018
Current income tax
Federal	$18,213	$17,365	$8,301
State	84	131	15
Total current income tax	18,297	17,496	8,316
Deferred federal income tax	(10,626)	(8,503)	(460)
Total income tax provision	$7,671	$8,993	$7,856

On December 22, 2017, the Tax Act was signed into law. In 2018, the Company finalized its accounting related to the Tax Act and determined no adjustments were necessary.

The principal reasons that the aggregate income tax provision is different from that computed by using the U.S. statutory rate of 21% are as follows:

	Years, Ended December 31,
	2020	2019	2018
Tax at U.S. statutory rate	21%	21%	21%
Changes in taxes resulting from:
Dividend received deduction	(4.4)	(3.3)	(3.8)
Foreign tax credit, net of addback	—	(4.2)	(2.5)
Taxes applicable to prior years	—	—	(1.2)
Other	(1.0)	(0.3)	(0.4)
Income tax provision	15.6%	13.2%	13.1%

The increase in the effective tax rate for the year ended December 31, 2020 compared to 2019 was primarily due to decreased foreign tax credits, net of addback.

Deferred income tax assets and liabilities result from temporary differences between the assets and liabilities measured for GAAP reporting versus income tax return purposes. Deferred income tax assets and liabilities are measured at the statutory rate of 21% as of both December 31, 2020 and 2019. The significant components of the Company’s deferred income tax assets and liabilities, which are included net within other assets or other liabilities on the Balance Sheets, were as follows:

	December 31,
(in thousands)	2020	2019
Deferred income tax assets:
Liabilities for policyholder account balances, future policy benefits and claims	$66,993	$44,916
Investment related	—	4,150
Other	46	293
Total deferred income tax assets	67,039	49,359
Deferred income tax liabilities:
Deferred acquisition costs	27,725	28,876
Net unrealized gains on Available-for-Sale securities	21,064	14,284
Investment related	7,689	—
DSIC	1,978	2,309
Other	96	—
Total deferred income tax liabilities	58,552	45,469
Net deferred income tax asset	$8,487	$3,890

Based on analysis of the Company’s tax position, management believes it is more likely than not that the results of future operations and implementation of tax planning strategies will generate sufficient taxable income to enable the Company to utilize all of its deferred tax assets. Accordingly, no valuation allowance has been established as of both December 31, 2020 and 2019.

A reconciliation of the beginning and ending amount of gross unrecognized tax benefits was as follows:

(in thousands)	2020	2019	2018
Balance at January 1	$397	$573	$504
Additions based on tax positions related to the current year	—	—	55
Reductions based on tax positions related to the current year	(25)	(26)	—
Additions for tax positions of prior years	—	358	14
Audit settlements	—	(508)	—
Balance at December 31	$372	$397	$573

RiverSource Life Insurance Co. of New York

If recognized, approximately $218 thousand, $65 thousand and $180 thousand, net of federal tax benefits, of unrecognized tax benefits as of December 31, 2020, 2019 and 2018, respectively, would affect the effective tax rate.

It is reasonably possible that the total amount of unrecognized tax benefits will change in the next 12 months. Based on the current audit position of the Company, it is estimated that the total amount of gross unrecognized tax benefits may decrease by $372 thousand in the next 12 months due to Internal Revenue Service (“IRS”) settlements and state exams.

The Company recognizes interest and penalties related to unrecognized tax benefits as a component of the income tax provision. The Company recognized a net increase of $15 thousand, $16 thousand and $18 thousand in interest and penalties for the years ended December 31, 2020, 2019 and 2018, respectively. As of December 31, 2020 and 2019, the Company had a payable of $63 thousand and $48 thousand, respectively, related to accrued interest and penalties.

The Company files income tax returns, as part of its inclusion in the consolidated federal income tax return of Ameriprise Financial in the U.S. federal jurisdiction and various state jurisdictions. The federal statute of limitations are closed on years through 2015, except for one issue for 2014 and 2015 which was claimed on amended returns. The IRS is currently auditing Ameriprise Financial’s U.S. income tax returns for 2016, 2017 and 2018. Ameriprise Financial’s or the Company’s state income tax returns are currently under examination by various jurisdictions for years ranging from 2010 through 2019.

19.  COMMITMENTS, GUARANTEES AND CONTINGENCIES

Commitments

As of December 31, 2020 and 2019, the Company’s funding commitments for commercial mortgage loan commitments was nil and $12.5 million, respectively.

Guarantees

The Company’s annuity and life products all have minimum interest rate guarantees in their fixed accounts. As of December 31, 2020, these guarantees range from 1% to 5%.

Contingencies

Insurance companies have been the subject of increasing regulatory, legislative and judicial scrutiny. Numerous state and federal regulatory agencies have commenced examinations and other inquiries of insurance companies regarding sales and marketing practices (including sales to older consumers and disclosure practices), claims handling, and unclaimed property and escheatment practices and procedures. The Company has cooperated and will continue to cooperate with the applicable regulators.

The Company is involved in the normal course of business in a number of other legal and arbitration proceedings concerning matters arising in connection with the conduct of its business activities. The Company believes that it is not a party to, nor are any of its properties the subject of, any pending legal, arbitration or regulatory investigation, examination or proceeding that is likely to have a material adverse effect on its financial condition, results of operations or liquidity. Notwithstanding the foregoing, it is possible that the outcome of any current or future legal, arbitration or regulatory proceeding could have a material impact on results of operations in any particular reporting period as the proceedings are resolved.

Uncertain economic conditions, heightened and sustained volatility in the financial markets and significant financial reform legislation may increase the likelihood that clients and other persons or regulators may present or threaten legal claims or that regulators increase the scope or frequency of examinations of the Company or the insurance industry generally.

Guaranty Fund Assessments

The Company is required by law to be a member of the guaranty fund association in the State of New York. In the event of insolvency of one or more unaffiliated insurance companies, the Company could be adversely affected by the requirement to pay assessments to the guaranty fund association.

The Company projects its cost of future guaranty fund assessments based on estimates of insurance company insolvencies provided by the National Organization of Life and Health Insurance Guaranty Associations and the amount of its premiums written relative to the industry-wide premium in the State of New York. The Company accrues the estimated cost of future guaranty fund assessments when it is considered probable that an assessment will be imposed, the event obligating the Company to pay the assessment has occurred and the amount of the assessment can be reasonably estimated.

As of both December 31, 2020 and 2019, the Company had no accrual established for estimated future guaranty fund assessments.